 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 28, 1995
                                                 SECURITIES ACT FILE NO. 2-77068
                                        INVESTMENT COMPANY ACT FILE NO. 811-3450
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ----------------

                                   FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]
                          PRE-EFFECTIVE AMENDMENT NO.                        [_]

                      POST-EFFECTIVE AMENDMENT NO. 16                        [X]
                                     AND/OR
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [X]

                             AMENDMENT NO. 18                                [X]
                        (Check appropriate box or boxes)

                               ----------------

                        MERRILL LYNCH PHOENIX FUND, INC.

            (Exact Name of Registrant as Specified in Charter)

                  800 SCUDDERS MILL ROAD
                  PLAINSBORO, NEW JERSEY                              08536
         (Address of Principal Executive Offices)                   (Zip Code)

    (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE) (609) 282-2800

                                 ARTHUR ZEIKEL
                        MERRILL LYNCH PHOENIX FUND, INC.
                 800 SCUDDERS MILL ROAD, PLAINSBORO, NEW JERSEY
        MAILING ADDRESS: P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011

                  (Name and Address of Agent for Service)

                               ----------------

                                   COPIES TO:

PHILIP L. KIRSTEIN, ESQ.     COUNSEL FOR THE FUND:       ROBERT HARRIS, ESQ.
   MERRILL LYNCH ASSET            BROWN & WOOD           MERRILL LYNCH ASSET
       MANAGEMENT            ONE WORLD TRADE CENTER          MANAGEMENT
      P.O. BOX 9011                                         P.O. BOX 9011
 PRINCETON, N.J. 08543-  NEW YORK, N.Y. 10048-0557
          9011             ATTN: THOMAS R. SMITH, JR.  PRINCETON, N.J. 08543-
                                                                9011

                               ----------------

            IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

                     [X] immediately upon filing pursuant to paragraph (b)

                     [_] on (date) pursuant to paragraph (b)

                     [_] 60 days after filing pursuant to paragraph (a)(1)

                     [_] on (date) pursuant to paragraph (a)(1)

                     [_] 75 days after filing pursuant to paragraph (a)(2)

                     [_] on (date) pursuant to paragraph (a)(2) of rule 485.

            IF APPROPRIATE, CHECK THE FOLLOWING BOX:
                     [_] this post-effective amendment designates a new
                       effective date for a previously filed post-effective amendment.

                               ----------------

  The Registrant has registered an indefinite number of its shares of Common Stock under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The notice required by such rules for the Registrant's most recent fiscal year was filed on September 22, 1995.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                        MERRILL LYNCH PHOENIX FUND, INC.

                      REGISTRATION STATEMENT ON FORM N-1A

                             CROSS REFERENCE SHEET

 N-1A ITEM NO.                                          LOCATION
 -----------                                            --------
 PART A
  Item  1.    Cover Page..............   Cover Page
  Item  2.    Synopsis................   Not Applicable
              Condensed Financial
  Item  3.     Information............   Financial Highlights
  Item  4.    General Description of
               Registrant.............   Investment Objective and Policies;
                                          Additional Information
  Item  5.    Management of the Fund..   Fee Table; Management of the Fund;
                                          Portfolio Transactions and Brokerage;
                                          Inside Back Cover Page
  Item 5A.    Management's Discussion
               of Fund Performance....   Not Applicable
  Item  6.    Capital Stock and Other
               Securities.............   Cover Page; Additional Information
  Item  7.    Purchase of Securities
               Being Offered..........   Cover Page; Merrill Lynch Select
                                          PricingSM System; Fee Table; Purchase
                                          of Shares; Shareholder Services;
                                          Additional Information; Inside Back
                                          Cover Page
  Item  8.    Redemption or
               Repurchase.............   Merrill Lynch Select PricingSM System;
                                          Fee Table; Purchase of Shares;
                                          Redemption of Shares
  Item  9.    Pending Legal
               Proceedings............   Not Applicable
 PART B
  Item 10.    Cover Page..............   Cover Page
  Item 11.    Table of Contents.......   Back Cover Page
  Item 12.    General Information and
               History................   Not Applicable
  Item 13.    Investment Objectives
               and Policies...........   Investment Objective and Policies
  Item 14.    Management of the Fund..   Management of the Fund
  Item 15.    Control Persons and
               Principal Holders of
               Securities.............   Management of the Fund
  Item 16.    Investment Advisory and
               Other Services.........   Management of the Fund; Purchase of
                                          Shares; General Information
  Item 17.    Brokerage Allocation and
               Other Practices........   Portfolio Transactions and Brokerage
  Item 18.    Capital Stock and Other
               Securities.............   General Information
  Item 19.    Purchase, Redemption and
               Pricing of Securities
               Being Offered..........   Purchase of Shares; Redemption of
                                          Shares; Determination of Net Asset
                                          Value; Shareholder Services
  Item 20.    Tax Status..............   Dividends, Distributions and Taxes
  Item 21.    Underwriters............   Purchase of Shares
  Item 22.    Calculation of
               Performance Data.......   Performance Data
  Item 23.    Financial Statements....   Financial Statements

PART C

  Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

PROSPECTUS

NOVEMBER 28, 1995

                        MERRILL LYNCH PHOENIX FUND, INC.
   P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 . PHONE NO. (609) 282-2800

  Merrill Lynch Phoenix Fund, Inc. (the "Fund") is a diversified, open-end investment company seeking long-term growth of capital by investing in a diversified portfolio of equity and fixed income securities, including municipal securities, of issuers in weak financial condition or experiencing poor operating results that management of the Fund believes are undervalued relative to management's assessment of the current or prospective condition of such issuer. The investment policy of the Fund is based upon the belief that the prices of securities of troubled issuers are often depressed to a greater extent than warranted by the condition of the issuer and that, while investment in such securities involves a high degree of risk, such investments offer the opportunity for significant capital gains. Current income is not necessarily a factor in the selection of investments. There can be no assurance that the objective of the Fund will be realized. For more information on the Fund's investment objective and policies, please see "Investment Objective and Policies" on page 10. Investment in the Fund is speculative and involves a high degree of risk and is designed for investors who do not require current income and who can afford the accompanying risk. See "Special Considerations".

                               ----------------

  Pursuant to the Merrill Lynch Select PricingSM System, the Fund offers four classes of shares, each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select PricingSM System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. See "Merrill Lynch Select PricingSM System" on page 3.

  Shares may be purchased directly from Merrill Lynch Funds Distributor, Inc. (the "Distributor"), P.O. Box 9081, Princeton, New Jersey 08543-9081 [(609) 282-2800], or from other securities dealers which have entered into dealer agreements with the Distributor, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"). The minimum initial purchase is $1,000 and the minimum subsequent purchase is $50, except that for retirement plans the minimum initial purchase is $100 and the minimum subsequent purchase is $1. Merrill Lynch may charge its customers a processing fee (presently $4.85) for confirming purchases and repurchases. Purchases and redemptions directly through the Fund's transfer agent are not subject to the processing fee. See "Purchase of Shares" and "Redemption of Shares".

                               ----------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
 AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
  IS A CRIMINAL OFFENSE.

                               ----------------

  This Prospectus is a concise statement of information about the Fund that is relevant to making an investment in the Fund. This Prospectus should be retained for future reference. A statement containing additional information about the Fund, dated November 28, 1995 (the "Statement of Additional Information"), has been filed with the Securities and Exchange Commission and can be obtained, without charge, by calling or by writing the Fund at the above telephone number or address. The Statement of Additional Information is hereby incorporated by reference into this Prospectus.

                               ----------------
                  FUND ASSET MANAGEMENT -- INVESTMENT ADVISER

              MERRILL LYNCH FUNDS DISTRIBUTOR, INC. -- DISTRIBUTOR

                                   FEE TABLE

  A general comparison of the sales arrangements and other nonrecurring and recurring expenses applicable to shares of the Fund follows:

                  CLASS A(a)         CLASS B(b)            CLASS C     CLASS D
                  ----------         ----------        --------------- -------
SHAREHOLDER
 TRANSACTION EX-
 PENSES:
 Maximum Sales
  Charge Imposed
  on Purchases
  (as a percent-
  age of offer-
  ing price)....    5.25%(c)            None                None        5.25%(c)
 Sales Charge
  Imposed on
  Dividend
  Reinvestments..    None               None                None         None
 Deferred Sales
  Charge (as a
  percentage of
  original pur-
  chase price or
  redemption
  proceeds,
  whichever is                    4.0% during the
  lower)........     None(d)        first year,        1% for one year   None(d)
                              decreasing 1.0% annually
                              thereafter to 0.0% after
                                  the fourth year
 Exchange Fee...     None               None                None         None
ANNUAL FUND OP-
 ERATING EX-
 PENSES (AS A
 PERCENTAGE OF
 AVERAGE NET
 ASSETS)(e)
 Investment Ad-
  visory
  Fees(f).......     .99%               .99%                .99%         .99%
 12b-1 Fees(g):
 Account Main-
  tenance
  Fees..........     None              0.25%                0.25%       0.25%
 Distribution
  Fees..........     None              0.75%                0.75%        None
                              (Class B shares convert
                                         to
                                   Class D shares
                                   automatically
                                after approximately
                                    eight years
                              and cease being subject
                               to distribution fees)
 Other Expenses
 Custodial
  Fees..........    0.01%              0.01%                0.01%       0.01%
 Shareholder
  Servicing
  Costs(h)......    0.20%              0.23%                0.23%       0.20%
 Other..........    0.11%              0.11%                0.11%       0.11%
                    -----              -----                -----       -----
  Total Other       0.32%              0.35%                0.35%       0.32%
   Expenses.....    -----              -----                -----       -----
 Total Fund Op-
  erating Ex-       1.31%              2.34%                2.34%       1.56%
  penses........    =====              =====                =====       =====

--------

(a) Class A shares are sold to a limited group of investors including existing Class A shareholders, certain retirement plans and certain investment programs. See "Purchase of Shares--Initial Sales Charge Alternatives-- Class A and Class D Shares"--page 20.

(b) Class B shares convert to Class D shares automatically approximately eight years after initial purchase. See "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares"--page 22.

(c) Reduced for purchases of $25,000 and over, and waived for purchases of Class A shares by certain retirement plans in connection with certain investment programs. Class A or Class D purchases of $1,000,000 or more may not be subject to an initial sales charge. See "Purchase of Shares-- Initial Sales Charge Alternatives--Class A and Class D Shares"--page 20.

(d) Class A and Class D shares are not subject to a contingent deferred sales charge ("CDSC"), except that certain purchases of $1,000,000 or more which may not be subject to an initial sales charge may instead be subject to a CDSC of 1.0% of amounts redeemed within the first year of purchase.

(e) Information for Class A and Class B shares is stated for the fiscal year ended July 31, 1995. Information under "Other Expenses" for Class C and Class D shares is estimated for the fiscal year ending July 31, 1996.

(f) See "Management of the Fund--Management and Advisory Arrangements"--page
    16.

(g) See "Purchase of Shares--Distribution Plans"--page 25.

(h) See "Management of the Fund--Transfer Agency Services"--page 17.

EXAMPLE:

                            CUMULATIVE EXPENSES PAID FOR THE PERIOD OF:
                            ---------------------------------------------------
                             1 YEAR       3 YEARS      5 YEARS       10 YEARS
                            ----------   ----------   -----------   -----------
An investor would pay the
 following expenses on a
 $1,000 investment
 including the maximum
 $52.50 initial sales
 charge (Class A and Class
 D shares only) and
 assuming (1) the Total
 Fund Operating Expenses
 for each class set forth
 above, (2) a 5% annual
 return throughout the
 periods and (3)
 redemption at the end of
 the period:
  Class A.................   $65          $92          $121          $202
  Class B.................   $64          $93          $125          $249*
  Class C.................   $34          $73          $125          $268
  Class D.................   $68          $99          $133          $228
An investor would pay the
 following expenses on the
 same $1,000 investment
 assuming no redemption at
 the end of the period:
  Class A.................   $65          $92          $121          $202
  Class B.................   $24          $73          $125          $249*
  Class C.................   $24          $73          $125          $268
  Class D.................   $68          $99          $133          $228

--------
* Assumes conversion to Class D shares approximately eight years after purchase.

  The foregoing Fee Table is intended to assist investors in understanding the costs and expenses that a shareholder in the Fund will bear directly or indirectly. The Example set forth above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Securities and Exchange Commission ("Commission") regulations. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RATE OF RETURN, AND ACTUAL EXPENSES OR ANNUAL RATE OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED FOR PURPOSES OF THE EXAMPLE. Class B and Class C shareholders who hold their Shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charges permitted under the Rules of Fair Practice of the National Association of Securities Dealers, Inc. ("NASD"). Merrill Lynch may charge its customers a processing fee (presently $4.85) for confirming purchases and repurchases. Purchases and redemptions directly through the Fund's transfer agent are not subject to the processing fee. See "Purchase of Shares" and "Redemption of Shares".

                    MERRILL LYNCH SELECT PRICING SM SYSTEM

  The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. The shares of each class may be purchased at a price equal to the next determined net asset value per share subject to the sales charges and ongoing fee arrangements described below. Shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives, and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. The Merrill Lynch Select Pricing SM System is used by more than 50 mutual funds advised by Merrill Lynch Asset Management, L.P. ("MLAM") or its affiliate, Fund

Asset Management, L.P. ("FAM" or the "Investment Adviser"). Funds advised by MLAM or FAM which use the Merrill Lynch Select Pricing SM System are referred to herein as "MLAM-advised mutual funds".

  Each Class A, Class B, Class C or Class D share of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The deferred sales charges and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on the Class D shares, are imposed directly against those classes and not against all assets of the Fund and, accordingly, such charges do not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares are calculated in the same manner at the same time and will differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Each class has different exchange privileges. See "Shareholder Services--Exchange Privilege".

  Investors should understand that the purpose and function of the initial sales charges with respect to the Class A and Class D shares are the same as those of the deferred sales charges with respect to the Class B and Class C shares in that the sales charges applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

  The following table sets forth a summary of the distribution arrangements for each class of shares under the Merrill Lynch Select Pricing SM System followed by a more detailed description of each class and a discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select Pricing SM System that the investor believes is most beneficial under his or her particular circumstances. More detailed information as to each class of shares is set forth under "Purchase of Shares".


                                       ACCOUNT
                                     MAINTENANCE DISTRIBUTION       CONVERSION
 CLASS       SALES CHARGE(/1/)           FEE         FEE             FEATURES
------------------------------------------------------------------------------------
  A        Maximum 5.25% initial         No           No                No
          sales charge(/2/)(/3/)
------------------------------------------------------------------------------------
  B    CDSC for a period of 4 years,    0.25%        0.75%     B shares convert to
       at a rate of 4.0% during the                           D Shares automatically
        first year, decreasing 1.0%                            after approximately
              annually to 0.0%                                   eight years(/4/)
------------------------------------------------------------------------------------
  C       1.0% CDSC for one year        0.25%        0.75%              No
------------------------------------------------------------------------------------
  D        Maximum 5.25% initial        0.25%         No                No
             sales charge(/3/)

--------
(1) Initial sales charges are imposed at the time of purchase as a percentage of the offering price. Contingent deferred sales charges ("CDSCs") are imposed if the redemption occurs within the applicable CDSC time period. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.
(2) Offered only to eligible investors. See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares--Eligible Class A Investors".

(3) Reduced for purchases of $25,000 or more and waived for purchases of Class A shares by certain retirement plans in connection with certain investment programs. Class A and Class D share purchases of $1,000,000 or more may not be subject to an initial sales charge but, if the initial sales charge is waived, will be subject to a 1.0% CDSC for one year. See "Class A" and "Class D" below.

(4) The conversion period for dividend reinvestment shares and the conversion and holding periods for certain retirement plans are modified. Also, Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made have a ten-year conversion period. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

Class A: Class A shares incur an initial sales charge when they are purchased and bear no ongoing distribution or account maintenance fees. Class A shares of the Fund are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares of the Fund. Investors that currently own Class A shares of the Fund in a shareholder account are entitled to purchase additional Class A shares of the Fund in that account. Other eligible investors include certain retirement plans and participants in certain investment programs. In addition, Class A shares will be offered to Merrill Lynch & Co., Inc. ("ML & Co.") and its subsidiaries (the term "subsidiaries", when used herein with respect to ML & Co., includes MLAM, the Investment Adviser and certain other entities directly or indirectly wholly-owned and controlled by ML & Co.) and their directors and employees, and to members of the Boards of MLAM-advised mutual funds. The maximum initial sales charge is 5.25%, which is reduced for purchases of $25,000 and over and waived for purchases by certain retirement plans in connection with certain investment programs. Purchases of $1,000,000 or more may not be subject to an initial sales charge but if the initial sales charge is waived such purchases will be subject to a 1.0% CDSC if the shares are redeemed within one year after purchase. Sales charges also are reduced under a right of accumulation which takes into account the investor's holdings of all classes of all MLAM-advised mutual funds. See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares".

Class B: Class B shares do not incur a sales charge when they are purchased, but they are subject to an ongoing account maintenance fee of 0.25%, an ongoing distribution fee of 0.75% of the Fund's average net assets attributable to the Class B shares, and a CDSC if they are redeemed within four years of purchase. Approximately eight years after issuance, Class B shares will convert automatically into Class D shares of the Fund, which are subject to an account maintenance fee but no distribution fee; Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made convert into Class D shares automatically after approximately ten years. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired. Automatic conversion of Class B shares into Class D shares will occur at least once a month on the basis of the relative net asset values of the shares of the two classes on the conversion date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes. Shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The conversion period for dividend reinvestment shares, and the conversion and holding periods for certain retirement plans are modified as described under "Purchase of Shares-- Deferred Sales Charge Alternatives--Class B and Class C Shares-- Conversion of Class B Shares to Class D Shares".

Class C: Class C shares do not incur a sales charge when they are purchased, but they are subject to an ongoing account maintenance fee of 0.25% and an ongoing distribution fee of 0.75%, of the Fund's average net assets attributable to Class C shares. Class C shares are also subject to a CDSC if they are redeemed within one year of purchase. Although Class C shares are subject to a 1.0% CDSC for only one year (as compared to four years for Class B), Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares will be subject to distribution fees that will be imposed on Class C shares for an indefinite period subject to annual approval by the Fund's Board of Directors and regulatory limitations.

Class D: Class D shares incur an initial sales charge when they are purchased and are subject to an ongoing account maintenance fee of 0.25% of the Fund's average net assets attributable to Class D shares. Class D shares are not subject to an ongoing distribution fee or any CDSC when they are redeemed. Purchases of $1,000,000 or more may not be subject to an initial sales charge but if the initial sales charge is waived such purchases will be subject to a CDSC of 1.0% if the shares are redeemed within one year after purchase. The schedule of initial sales charges and reductions for Class D shares is the same as the schedule for Class A shares, except that there is no waiver for purchases by retirement plans in connection with certain investment programs. Class D shares also will be issued upon conversion of Class B shares as described above under "Class B". See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares".

  The following is a discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select Pricing SM System that the investor believes is most beneficial under his or her particular circumstances.

  Initial Sales Charge Alternatives. Investors who prefer an initial sales charge alternative may elect to purchase Class D shares or, if an eligible investor, Class A shares. Investors choosing the initial sales charge alternative who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares. Investors qualifying for significantly reduced initial sales charges may find the initial sales charge alternative particularly attractive because similar sales charge reductions are not available with respect to the deferred sales charges imposed in connection with purchases of Class B or Class C shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time also may elect to purchase Class A or Class D shares, because over time the accumulated ongoing account maintenance and distribution fees on Class B or Class C shares may exceed the initial sales charge and, in the case of Class D shares, the account maintenance fee. Although some investors that previously purchased Class A shares may no longer be eligible to purchase Class A shares of other MLAM-advised mutual funds, those previously purchased Class A shares, together with Class B, Class C and Class D share holdings, will count toward a right of accumulation which may qualify the investor for reduced initial sales charges on new initial sales charge purchases. In addition, the ongoing Class B and Class C account maintenance and distribution fees will cause Class B and Class C shares to have higher expense ratios, pay lower dividends and have lower total returns than the initial sales charge shares. The ongoing Class D account maintenance fees will cause Class D shares to have a higher expense ratio, pay lower dividends and have a lower total return than Class A shares.

  Deferred Sales Charge Alternatives. Because no initial sales charges are deducted at the time of purchase, Class B and Class C shares provide the benefit of putting all of the investor's dollars to work from the time the investment is made. The deferred sales charge alternatives may be particularly appealing to investors who do not qualify for a reduction in initial sales charges. Both Class B and Class C shares are subject to ongoing account maintenance fees and distribution fees; however, the ongoing account maintenance and distribution fees potentially may be offset to the extent any return is realized on the additional funds initially invested in Class B or Class C shares. In addition, Class B shares will be converted into Class D shares of the Fund after a conversion period of approximately eight years, and thereafter investors will be subject to lower ongoing fees.

  Certain investors may elect to purchase Class B shares if they determine it to be most advantageous to have all of their funds invested initially and intend to hold their shares for an extended period of time. Investors in Class B shares should take into account whether they intend to redeem their shares within the CDSC period and, if not, whether they intend to remain invested until the end of the conversion period and thereby take advantage of the reduction in ongoing fees resulting from the conversion into Class D shares. Other investors, however, may elect to purchase Class C shares if they determine that it is advantageous to have all of their assets invested initially and they are uncertain as to the length of time they intend to hold their assets in MLAM-advised mutual funds. Although Class C shareholders are subject to a shorter CDSC period at a lower rate, they forgo the Class B conversion feature, making their investment subject to account maintenance and distribution fees for an indefinite period of time. In addition, while both Class B and Class C distribution fees are subject to the limitations on asset-based sales charges imposed by the NASD, the Class B distribution fees are further limited under a voluntary waiver of asset-based sales charges. See "Purchase of Shares--Limitations on the Payment of Deferred Sales Charges".

                             FINANCIAL HIGHLIGHTS

  The financial information in the table below has been audited in conjunction with the annual audits of the financial statements of the Fund by Deloitte & Touche llp, independent auditors. Financial statements for the year ended July 31, 1995 and the independent auditors' report thereon are included in the Statement of Additional Information. Financial information is not presented for Class B shares for the period August 1, 1984 to October 20, 1988 because no shares of that class were publicly issued during that period, and financial information is presented for Class C and Class D shares only for the period October 21, 1994 (commencement of operations) to July 31, 1995. Further information about the performance of the Fund is contained in the Fund's most recent annual report to shareholders, which may be obtained without charge by calling or by writing the Fund at the telephone number or address on the front cover of this Prospectus.

  The following per share data and ratios have been derived from information provided in the Fund's audited financial statements.

                                                                     CLASS A
                            --------------------------------------------------------------------------------------------------
                                                           FOR THE YEAR ENDED JULY 31,
                            --------------------------------------------------------------------------------------------------
 INCREASE (DECREASE) IN      1995+      1994      1993      1992      1991      1990      1989      1988      1987      1986
 NET ASSET VALUE:           --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
 PER SHARE OPERATING
 PERFORMANCE:
 Net asset value,
 beginning of year.......   $  13.31  $  13.75  $  11.40  $  11.13  $  12.37  $  13.41  $  13.55  $  15.14  $  13.09  $  12.00
                            --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
 Investment income--net..        .17       .03       .02       .06       .23       .37       .52       .38       .51       .61
 Realized and unrealized
 gain (loss) on
 investments and foreign
 currency transactions--
 net.....................       1.47      1.18      3.06      1.34       .55      (.47)     1.46       --       3.10      2.16
                            --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
 Total from investment
 operations..............       1.64      1.21      3.08      1.40       .78      (.10)     1.98       .38      3.61      2.77
                            --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
 Less dividends and
 distributions:
 Investment income--net..       (.11)      --       (.03)     (.09)     (.40)     (.51)     (.33)     (.42)     (.55)     (.70)
 Realized gain on
 investments--net........      (1.40)    (1.65)     (.70)    (1.04)    (1.62)     (.43)    (1.79)    (1.55)    (1.01)     (.98)
                            --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
 Total dividends and
 distributions...........      (1.51)    (1.65)     (.73)    (1.13)    (2.02)     (.94)    (2.12)    (1.97)    (1.56)    (1.68)
                            --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
 Net asset value, end of
 year....................   $  13.44  $  13.31  $  13.75  $  11.40  $  11.13  $  12.37  $  13.41  $  13.55  $  15.14  $  13.09
                            ========  ========  ========  ========  ========  ========  ========  ========  ========  ========
 TOTAL INVESTMENT
 RETURN:*
 Based on net asset value
 per share...............      13.91%     9.36%    28.96%    14.54%    10.35%    (.93%)    17.48%     4.64%    30.34%    25.45%
                            ========  ========  ========  ========  ========  ========  ========  ========  ========  ========
 RATIOS TO AVERAGE NET
 ASSETS:
 Expenses, net of
 reimbursement...........       1.31%     1.22%     1.25%     1.35%     1.42%     1.32%     1.22%     1.17%     1.16%     1.18%
                            ========  ========  ========  ========  ========  ========  ========  ========  ========  ========
 Expenses................       1.31%     1.22%     1.25%     1.35%     1.42%     1.32%     1.35%     1.47%     1.41%     1.35%
                            ========  ========  ========  ========  ========  ========  ========  ========  ========  ========
 Investment income--net..       1.40%      .48%      .28%      .60%     2.22%     2.77%     4.60%     2.90%     3.63%     4.94%
                            ========  ========  ========  ========  ========  ========  ========  ========  ========  ========
 SUPPLEMENTAL DATA:
 Net assets, end of year
 (in thousands)..........   $286,258  $255,856  $197,995  $140,323  $132,623  $151,027  $179,839  $118,890  $134,279  $118,026
                            ========  ========  ========  ========  ========  ========  ========  ========  ========  ========
 Portfolio turnover......      70.36%    63.95%    67.57%    79.68%    72.12%    54.98%    43.45%    50.63%    54.10%    43.74%
                            ========  ========  ========  ========  ========  ========  ========  ========  ========  ========

----

+ Based on average number of shares outstanding during the year.

* Total investment returns exclude the effects of sales loads.

                                                      CLASS B                                        CLASS C   CLASS D
                            ----------------------------------------------------------------------   -------   -------
                                                                                                     FOR THE PERIOD
                                                                                                       OCTOBER 21,
                                                                                                        1994+ TO
                                            FOR THE YEAR ENDED JULY 31,                                 JULY 31,
                            ----------------------------------------------------------------------   -----------------
 INCREASE (DECREASE) IN      1995++    1994++      1993       1992      1991     1990     1989+++    1995++    1995++
 NET ASSET VALUE:           --------  --------   --------   --------   -------  -------   --------   -------   -------
 PER SHARE OPERATING
 PERFORMANCE:
 Net asset value,
 beginning of period.....   $  13.02  $  13.46   $  11.25   $  11.04   $ 12.26  $ 13.32   $  11.96   $ 12.31   $ 12.57
                            --------  --------   --------   --------   -------  -------   --------   -------   -------
 Investment income
 (loss)--net.............        .04      (.07)      (.02)      (.05)      .11      .22        .34       .03       .11
 Realized and unrealized
 gain (loss) on
 investments and foreign
 currency
 transactions--net.......       1.45      1.11       2.93       1.33       .56     (.44)      1.25      1.21      1.25
                            --------  --------   --------   --------   -------  -------   --------   -------   -------
 Total from investment
 operations..............       1.49      1.04       2.91       1.28       .67     (.22)      1.59      1.24      1.36
                            --------  --------   --------   --------   -------  -------   --------   -------   -------
 Less dividends and
 distributions:
 Investment income--net..       (.02)      --         --        (.03)     (.27)    (.41)      (.14)     (.05)     (.07)
 Realized gain on
 investments--net........      (1.37)    (1.48)      (.70)     (1.04)    (1.62)    (.43)      (.09)     (.43)     (.43)
                            --------  --------   --------   --------   -------  -------   --------   -------   -------
 Total dividends and
 distributions...........      (1.39)    (1.48)      (.70)     (1.07)    (1.89)    (.84)      (.23)     (.48)     (.50)
                            --------  --------   --------   --------   -------  -------   --------   -------   -------
 Net asset value, end of
 period..................   $  13.12  $  13.02   $  13.46   $  11.25   $ 11.04  $ 12.26   $  13.32   $ 13.07   $ 13.43
                            ========  ========   ========   ========   =======  =======   ========   =======   =======
 TOTAL INVESTMENT
 RETURN:**
 Based on net asset value
 per share...............      12.83%     8.21%     27.66%     13.35%     9.14%   (1.86%)    13.56%#   10.99%#   11.72%#
                            ========  ========   ========   ========   =======  =======   ========   =======   =======
 RATIOS TO AVERAGE NET
 ASSETS:
 Expenses, excluding
 account maintenance and
 distribution fees and
 net of reimbursement....       1.34%     1.24%      1.27%      1.37%     1.45%    1.36%      1.30%*    1.39%*    1.35%*
                            ========  ========   ========   ========   =======  =======   ========   =======   =======
 Expenses, net of
 reimbursement...........       2.34%     2.24%      2.27%      2.37%     2.45%    2.36%      2.30%*    2.39%*    1.60%*
                            ========  ========   ========   ========   =======  =======   ========   =======   =======
 Expenses................       2.34%     2.24%      2.27%      2.37%     2.45%    2.36%      2.37%*    2.39%*    1.60%*
                            ========  ========   ========   ========   =======  =======   ========   =======   =======
 Investment income
 (loss)--net.............        .37%     (.51%)     (.73%)     (.46%)    1.19%    1.74%      4.11%*     .34%*    1.11%*
                            ========  ========   ========   ========   =======  =======   ========   =======   =======
 SUPPLEMENTAL DATA:
 Net assets, end of
 period (in thousands)...   $414,886  $362,129   $209,534   $104,313   $79,848  $92,700   $109,003   $11,775   $36,388
                            ========  ========   ========   ========   =======  =======   ========   =======   =======
 Portfolio turnover......      70.36%    63.95%     67.57%     79.68%    72.12%   54.98%     43.45%    70.36%    70.36%
                            ========  ========   ========   ========   =======  =======   ========   =======   =======

------
* Annualized.
**Total investment returns exclude the effects of sales loads.

# Aggregate total investment return.
+ Commencement of operations.
++Based on the average number of shares outstanding during the year.
+++
  Class B shares commenced operations on October 21, 1988.

                             SPECIAL CONSIDERATIONS

FINANCIAL AND MARKET RISKS

  The Fund may invest in companies or institutions that have substantial capital needs or negative net worth or that are involved in bankruptcy or reorganization proceedings. The Fund may also invest in companies whose earnings have been severely depressed by periods of unfavorable operating conditions. Investments of this type involve a high degree of financial and market risks that can result in substantial or at times even total losses. Among the problems involved in investments in troubled issuers is the fact that it frequently may be difficult to obtain information as to the conditions of such issuers. The market prices of such securities are also subject to abrupt and erratic market movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected. It may take a number of years for the market price of such securities to reflect their intrinsic value.

DISPOSITION OF PORTFOLIO SECURITIES

  It is anticipated that many of the portfolio securities of the Fund may not be widely traded, and that the Fund's position in such securities may be substantial in relation to the market for the securities. As a result, the Fund may experience time delays and incur costs and possible losses in connection with the sale of such securities. In addition, through service on creditors' committees or in other special situations the Fund may gain access to information which would preclude it from trading in particular portfolio securities. Accordingly, it would under certain circumstances be difficult for the Fund to meet redemptions. The Fund may, when management deems it appropriate, maintain a reserve in liquid assets which it considers adequate to meet anticipated redemptions. In addition, the Fund will have limited authority to borrow amounts up to 20% of its total assets as a temporary measure to meet redemptions. The shares of the Fund may be redeemed at any time at their next determined net asset value. See "Redemption of Shares". In light of the types of securities in which the Fund invests, the Fund is not an appropriate investment for investors seeking liquidity or short-term profits.

SUITABILITY

  The economic benefit from an investment in the Fund depends upon many factors beyond the control of the Fund, the Investment Adviser and its affiliates. Because of its emphasis on securities involving a high degree of financial and market risks, the Fund should be considered as a vehicle for diversification and not as a balanced investment program. The suitability for any particular investor of a purchase of shares of the Fund will depend upon, among other things, such investor's investment objectives and such investor's ability to accept speculative risks.

                       INVESTMENT OBJECTIVE AND POLICIES

  The investment objective of the Fund is to seek long-term growth of capital by investing in a diversified portfolio of equity and fixed income securities, including municipal securities, of issuers in weak financial condition or experiencing poor operating results that management of the Fund believes are undervalued relative to management's assessment of the current or prospective condition of such issuers. The investment objective of the Fund is based upon the belief that the pricing mechanism of the securities markets lacks perfect efficiency so that the prices of securities of troubled issuers are often depressed to a greater extent than warranted by the condition of the issuer and that, while investment in such securities involves a high degree of risk, such investments offer the opportunity for significant capital gains. Current income is not necessarily a factor in the selection of investments. The investment objective of the Fund described in this paragraph is a fundamental policy of the Fund and may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act").

  Investment in securities of issuers in weak financial condition or experiencing poor operating results involves a high degree of financial and market risk that can result in substantial or at times even total losses. The Fund may invest in companies or institutions that have substantial capital needs or negative net worth, or that are involved in bankruptcy or reorganization proceedings. The Fund will also invest in companies whose earnings have been severely depressed by periods of unfavorable operating conditions. Among the problems involved in investments in troubled issuers is the fact that it frequently may be difficult to obtain information as to the condition of such issuers. The market prices of such securities are also subject to abrupt and erratic market movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected. It may take a number of years for the market price of such securities to reflect their intrinsic value.

  The Fund expects to invest in securities of issuers that are encountering a variety of financial or earnings problems and representing distinct types of risk. The Fund's investments in equity or fixed income securities of companies or institutions in weak financial condition may include issuers with substantial capital needs or negative net worth or issuers that are, have been or may become involved in bankruptcy or reorganization proceedings. Issuers experiencing poor operating results may include companies whose earnings have been severely depressed by periods of unfavorable operating conditions or which face special competitive or product obsolescence problems. Issuers with poor operating results will not necessarily be in weak financial condition.

  The Fund may invest in high yield bonds. High yield bonds, commonly referred to as "junk bonds," are regarded as being predominantly speculative as to the issuer's ability to make payments of principal and interest. Investment in such securities involves substantial risk. High yield bonds may be issued by less creditworthy companies or by larger, highly leveraged companies, and are frequently issued in corporate restructurings such as mergers and leveraged buy-outs. Such securities are particularly vulnerable to adverse changes in the issuer's industry and in general economic conditions. High yield bonds frequently are junior obligations of their issuers, so that in the event of the issuer's bankruptcy, claims of the holders of high yield bonds will be satisfied only after satisfaction of the claims of senior securityholders. While the high yield bonds in which the Fund invests normally do not include securities which, at the time of investment, are in default or the issuers of which are in bankruptcy, there can be no assurance that such events will not occur after the Fund purchases a particular security, in which case the Fund may experience losses and incur costs. In an effort to minimize the risk of issuer default or bankruptcy, the Fund diversifies its holdings among many issuers. However, there can be no assurance that diversification will protect the Fund from widespread defaults brought about by a sustained economic downturn. The Fund has no prescribed limit on the ratings of the high yield bonds in which it may invest. It is conceivable that a considerable portion of such bonds could be rated Caa, Ca or C by Moody's Investors Service, Inc. or CCC, CC or C by Standard & Poor's

Corporation. Such ratings indicate the presence of speculative elements with respect to the payment of principal or interest, or the imminent possibility or existence of a default.

  High yield bonds tend to be more volatile than higher-rated fixed-income securities, so that adverse economic events may have a greater impact on the prices of high yield bonds than on higher-rated fixed-income securities. Like higher-rated fixed-income securities, high yield bonds are generally purchased and sold through dealers who make a market in such securities for their own accounts. However, there are fewer dealers in the high yield bond market, which may be less liquid than the market for higher-rated fixed-income securities, even under normal economic conditions. Also, there may be significant disparities in the prices quoted for high yield bonds by various dealers. Adverse economic conditions or investor perceptions (whether or not based on economic fundamentals) may impair the liquidity of this market, and may cause the prices the Fund receives for its high yield bonds to be reduced, or the Fund may experience difficulty in liquidating a portion of its portfolio. Under such conditions, judgment may play a greater role in valuing certain of the Fund's securities than in the case of securities trading in a more liquid market.

  The table below shows the dollar-weighted market value, by Standard & Poor's rating category, of the bonds held by the Fund at July 31, 1995:

                                                                         % TOTAL
       RATING                                                            ASSETS
       ------                                                            -------
       B................................................................   5.24%
       CCC..............................................................    .96
       CC...............................................................    .83
       D................................................................   2.51
       Not Rated*.......................................................   5.21
                                                                          -----
                                                                          14.75%
                                                                          =====

--------

* Bonds which are not rated by Standard & Poor's. Such bonds may be rated by nationally recognized statistical rating organizations other than Standard & Poor's, or may not be rated by any of such organizations. With respect to the percentage of the Fund's assets invested in such securities, the Fund's Investment Adviser believes that 2.85% are of comparable quality to bonds rated B, 1.22% are of comparable quality to bonds rated CCC, .78% are of comparable quality to bonds rated C, and .36% are of comparable quality to bonds rated D. This determination is based on the Investment Adviser's own internal evaluation and does not necessarily reflect how such securities would be rated by Standard & Poor's if it were to rate the securities.

  For a description of the above referenced ratings, see the appendix to the Prospectus. The Fund has established no rating criteria for the fixed income securities in which it may invest and such securities may not be rated at all for creditworthiness. The above percentages are as of its most recent fiscal year; the rating composition of the portfolio will change over time.

  The Fund may also invest in fixed income securities issued by states, municipalities, local governments and their agencies and authorities whose interest is exempt from Federal income taxes. The Fund has established no rating criteria for such fixed income securities. The prices of such tax-exempt securities may be depressed for a variety of financial or political reasons, such as concern as to the fiscal integrity of the issuer and pending litigation or legislation that may affect future revenues of the issuer. Although the Fund may receive tax-exempt income on such securities, it is not anticipated that any portion of the dividends paid by the Fund will qualify for tax-exempt treatment.

  The Fund may invest up to 20% of its total assets in equity and fixed income securities of foreign issuers in weak financial condition or experiencing poor operating results. In addition to the risks inherent in investing in troubled issuers, investments in securities of foreign issuers involve certain other risks, including fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. The foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. To the extent such investments are subject to withholding or other taxes or to regulations relating to repatriation of assets, the Fund's distributable income will be reduced. The prices of securities in different countries are subject to different economic, financial, political and social factors.

  From time to time, the Fund may invest in securities the disposition of which is subject to legal restrictions imposed by the Securities Act of 1933 on the resale of securities acquired in private placements. If registration of such securities under the Securities Act is required, such registration may not be readily accomplished, and if such securities may be sold without registration, such resale may be permissible only in limited quantities. In either event, the Fund may not be able to sell its restricted securities at a time which, in the judgment of the Investment Adviser, would be most opportune.

  The Investment Adviser is responsible for the management of the Fund's portfolio and makes portfolio decisions based upon its own research analysis supplemented by research information provided by other sources. The basic orientation of the Fund's investment policies is such that many of the portfolio securities may have less than favorable research ratings from research analysts. The Investment Adviser makes extensive use of investment research information provided by unaffiliated brokers and dealers and of the securities research and economic research facilities of Merrill Lynch. However, it may at times be difficult to obtain information with respect to the types of securities in which the Fund invests.

  The portfolio securities of the Fund may not be widely traded. In order to facilitate redemption of Fund shares, the Fund reserves the right to hold, when management deems it appropriate, United States Government and Government agency securities, bank money instruments, commercial paper and other money market securities or cash in an amount it considers adequate to meet redemptions.

  The Fund may invest up to 15% of its total assets in securities that lack an established secondary trading market or otherwise are considered illiquid. (However, under the laws of certain states, the Fund presently is limited with respect to such investments to 10% of its total assets). The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "Securities

Act"), but can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act. The Board of Directors may adopt guidelines and delegate to the Investment Adviser the daily function of determining and monitoring liquidity of restricted securities. The Board of Directors, however, will retain sufficient oversight and be ultimately responsible for the determinations.

  The Board of Directors carefully monitors the Fund's investments in these securities purchased pursuant to Rule 144A, focusing on such factors, among others, as valuation, liquidity and availability of information. These investments in securities purchased pursuant to Rule 144A could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

  Investment Restrictions. The Fund's investment activities are subject to further restrictions that are described in the Statement of Additional Information. Investment restrictions and policies which are fundamental policies may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the Investment Company Act means the lesser of (a) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (b) more than 50% of the outstanding shares). Among its fundamental policies, the Fund may not invest more than 25% of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

  Investment restrictions and policies that are non-fundamental policies may be changed by the Board of Directors without shareholder approval. As a non-fundamental restriction, the Fund may not borrow amounts in excess of 20% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. As a non-fundamental policy, the Fund will not invest in securities which cannot readily be resold because of legal or contractual restrictions or which are not otherwise readily marketable, including repurchase agreements and purchase and sale contracts maturing in more than seven days, if, regarding all such securities, more than 15% of its total assets (or 10% of its total assets as presently required by certain state laws) taken at market value would be invested in such securities. Notwithstanding the foregoing, the Fund may purchase without regard to this limitation securities that are not registered under the Securities Act, but that can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act, provided that the Fund's Board of Directors continuously determines, based on the trading markets for the specific Rule 144A security, that it is liquid. The Board has determined that securities which are freely tradeable in their primary market offshore should be deemed liquid.

  Investment in Foreign Issuers. It is anticipated that in the immediate future, the Fund will invest not more than 25% of its total assets in the securities of foreign issuers. Nevertheless, investors should note that investment in securities of foreign issuers involves risks not typically involved in domestic investment, including fluctuations in foreign exchange rates, future political and economic development and the possible imposition of exchange controls or other foreign or U.S. governmental laws or restrictions applicable to such investments.

  Lending of Portfolio Securities. The Fund may from time to time lend securities (but not in excess of 20% of its total assets) from its portfolio to brokers, dealers and financial institutions and receive collateral in cash or securities issued or guaranteed by the United States Government which will be maintained at all times in amounts equal to at least 100% of the current market value of the loaned securities. Such cash collateral will be invested in short-term securities, which will increase the current income of the Fund.

  Writing of Covered Call Options. The Fund may from time to time write, i.e., sell, covered call options on its portfolio securities and enter into closing purchase transactions with respect to certain of such options. A call option is considered covered where the writer of the option owns the underlying securities. In return for the premium income realized from the sale of covered call options, the Fund will give up the opportunity to profit from a price increase in the underlying security above the option exercise price and it will not be able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction. A closing purchase transaction cancels out the Fund's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. If an option expires unexercised, the writer realizes a gain in the amount of the premium. Such a gain, of course, may be offset by a decline in the market price of the underlying security during the option period. The Fund may not write options on underlying securities exceeding 15% of its total assets, taken at market value.

                             MANAGEMENT OF THE FUND

BOARD OF DIRECTORS

  The Board of Directors of the Fund consists of six individuals, five of whom are not "interested persons" of the Fund as defined in the Investment Company Act. The Directors of the Fund are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act.

  The Directors of the Fund are:

  Arthur Zeikel*--President of the Investment Adviser and MLAM; President and Director of Princeton Services, Inc. ("Princeton Services"); Executive Vice President of ML & Co. and Merrill Lynch; Director of the Distributor.

  Joe Grills--Member of the Committee of Investment of Employee Benefit Assets of the Financial Executives Institute ("CIEBA"), Member of CIEBA's Executive Committee; Member of the Investment Advisory Committee of the State of New York Common Retirement Fund; Director, Duke Management Company and LaSalle Street Fund.

  Walter Mintz--Special Limited Partner of Cumberland Associates (investment partnership).

  Melvin R. Seiden--President of Silbanc Properties, Ltd. (real estate, investment and consulting).

  Stephen B. Swensrud--Principal of Fernwood Associates (financial consultants).

  Harry Woolf--Member of the editorial board of Interdisciplinary Science Reviews; Director, Alex. Brown Mutual Funds, Advanced Technology Laboratories, Family Health International and SpaceLabs Medical (medical equipment manufacturing and marketing).
--------
* Interested person, as defined in the Investment Company Act, of the Fund.

MANAGEMENT AND ADVISORY ARRANGEMENTS

  The Investment Adviser, which is owned and controlled by ML & Co., a financial services holding company, acts as the investment adviser to the Fund and provides the Fund with management and investment advisory services. The Investment Adviser or an affiliate, MLAM, acts as the investment adviser for over 125 other registered investment companies. The Investment Adviser also offers portfolio management and portfolio analysis services to individuals and institutions. As of October 31, 1995, the Investment Adviser and MLAM had a total of approximately $190 billion in investment company and other portfolio assets under management.

  The investment advisory agreement with the Investment Adviser (the "Investment Advisory Agreement") provides that, subject to the direction of the Board of Directors of the Fund, the Investment Adviser is responsible for the actual management of the Fund's portfolio and for the review of the Fund's holdings in light of its own research analysis and analyses from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser, subject to review by the Board of Directors. The Investment Adviser provides the portfolio managers for the Fund who consider analyses from various sources, make the necessary investment decisions and place transactions accordingly.

  The Investment Adviser is also obligated to perform certain administrative and management services for the Fund and to provide all the office space, facilities, equipment and personnel necessary to perform its duties under the Investment Advisory Agreement. The Investment Adviser has access to the total securities research and economic facilities of Merrill Lynch.

  Under the terms of the Investment Advisory Agreement, the Fund pays the Investment Adviser a monthly advisory fee at the annual rate of 1.0% of the average daily net assets of the Fund. However, the Investment Adviser has voluntarily agreed to waive a portion of its advisory fee so that such fee is equal to 1.00% of average daily net assets not exceeding $500 million; 0.95% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.90% of average daily net assets in excess of $1 billion. This fee is higher than that of many other mutual funds, but the Fund believes it is justified by the high degree of care that must be given to the initial selection and continuous supervision of the types of securities in which the Fund invests. For the fiscal year ended July 31, 1995, the Fund paid to the Investment Adviser a fee of $6,445,583 (based on average net assets of approximately $653.2 million).

  The Investment Advisory Agreement obligates the Fund to pay certain expenses incurred in its operations including, among other things, the investment advisory fee, legal and audit fees, unaffiliated Directors' fees and expenses, custodian and transfer agency fees, accounting costs, the costs of issuing and redeeming shares and certain of the costs of printing proxies, shareholder reports, prospectuses and statements of additional information. Accounting services are provided to the Fund by the Investment Adviser, and the Fund reimburses the Investment Adviser for its costs in connection with such services. For the fiscal year ended July 31, 1995, the amount of such reimbursement was $156,114. For the fiscal year ended July 31, 1995, the ratio of total expenses to average net assets was 1.31% for the Class A shares and 2.34% for the Class B shares. For the period October 21, 1994 (commencement of operations) to July 31, 1995, the annualized ratio of total expenses to average net assets was 2.39% and 1.60% for Class C and Class D, respectively.

  Robert J. Martorelli is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Martorelli is a Vice President of the Fund and has been a Vice President of MLAM or its predecessors since 1987.

CODE OF ETHICS

  The Board of Directors of the Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act which incorporates the Code of Ethics of the Investment Adviser (together, the "Codes"). The Codes significantly restrict the personal investing activities of all employees of the Investment Adviser and, as described below, impose additional, more onerous, restrictions on fund investment personnel.

  The Codes require that all employees of the Investment Adviser preclear any personal securities investment (with limited exceptions, such as government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Investment Adviser include a ban on acquiring any securities in a "hot" initial public offering and a prohibition from profiting on short-term trading in securities. In addition, no employee may purchase or sell any security which at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Investment Adviser. Furthermore, the Codes provide for trading "blackout periods" which prohibit trading by investment personnel of the Fund within periods of trading by the Fund in the same (or equivalent) security (15 or 30 days depending upon the transaction).

TRANSFER AGENCY SERVICES

  Merrill Lynch Financial Data Services, Inc. (formerly known as Financial Data Services, Inc.) (the "Transfer Agent"), which is a wholly-owned subsidiary of ML&Co., acts as the Fund's transfer agent pursuant to a transfer agency, dividend disbursing agency and shareholder servicing agency agreement (the "Transfer Agency Agreement"). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, the Fund pays the Transfer Agent a fee of $11.00 per Class A or D shareholder account and $14.00 per Class B or C shareholder account, and the Transfer Agent is entitled to a reimbursement for out-of-pocket expenses it incurs under the Transfer Agency Agreement. For the fiscal year ended July 31, 1995, the total fee paid by the Fund to the Transfer Agent pursuant to the Transfer Agency Agreement was $1,397,570. At October 31, 1995, the Fund had 26,705 Class A shareholder accounts, 39,550 Class B shareholder accounts, 1,820 Class C shareholder accounts and 4,424 Class D shareholder accounts. At this level of accounts, the annual fee payable to the Transfer Agent would aggregate approximately $921,599 plus out-of-pocket expenses.

                               PURCHASE OF SHARES

  Merrill Lynch Funds Distributor, Inc. (the "Distributor"), an affiliate of the Investment Adviser, MLAM and Merrill Lynch, acts as the distributor of the shares of the Fund. Shares of the Fund are offered continuously for sale by the Distributor and other eligible securities dealers (including Merrill Lynch). Shares of the Fund may be purchased from securities dealers or by mailing a purchase order directly to the Transfer Agent. The minimum initial purchase price is $1,000 and the minimum subsequent purchase is $50, except that for retirement plans the minimum initial purchase is $100 and the minimum subsequent purchase is $1.

  The Fund offers its shares in four classes at a public offering price equal to the next determined net asset value per share plus sales charges imposed either at the time of purchase or on a deferred basis, depending upon the class of shares selected by the investor under the Merrill Lynch Select PricingSM System, as described below. The applicable offering price for purchase orders is based on the net asset value of the Fund next determined after receipt of the purchase order by the Distributor. As to purchase orders received by securities dealers prior to the close of business on the New York Stock Exchange (generally, 4:00 P.M., New York time) which includes orders received after the close of business on the previous day, the applicable offering price will be based on the net asset value determined as of 15 minutes after the close of business on the New York Stock Exchange on the day the order is placed with the Distributor, provided the order is received by the Distributor prior to 30 minutes after the close of business on the New York Stock Exchange on that day. If the purchase orders are not received by the Distributor prior to 30 minutes after the close of business on the New York Stock Exchange on that day, such orders shall be deemed received on the next business day. Any order may be rejected by the Distributor or the Fund. The Fund or the Distributor may suspend the continuous offering of the Fund's shares of any class to the general public at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Neither the Distributor nor the dealers are permitted to withhold placing orders to benefit themselves by a price change. Merrill Lynch may charge its customers a processing fee (presently $4.85) to confirm a sale of shares to such customers. Purchases directly through the Transfer Agent are not subject to the processing fee.

  The Fund issues four classes of shares under the Merrill Lynch Select PricingSM System, which permits each investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. Shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Investors should determine whether under their particular circumstances it is more advantageous to incur an initial sales charge or to have the entire initial purchase price invested in the Fund with the investment thereafter being subject to a contingent deferred sales charge and ongoing distribution fees. A discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select PricingSM System is set forth under "Merrill Lynch Select PricingSM System" on page 3.

  Each Class A, Class B, Class C and Class D share of the Fund represents identical interests in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees, and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The deferred sales charges and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on Class D shares, are imposed directly against those classes and not against all assets of the Fund and, accordingly, such charges do not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares are calculated in the same manner at the same time and differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Class B, Class C and Class D shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid. See "Distribution Plans" below. Each class has different exchange privileges. See "Shareholder Services--Exchange Privilege".

  Investors should understand that the purpose and function of the initial sales charges with respect to Class A and Class D shares are the same as those of the deferred sales charges with respect to Class B and Class C shares in that the sales charges applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares. Investors are advised that only Class A and Class D shares may be available for purchase through securities dealers, other than Merrill Lynch, which are eligible to sell shares.

  The following table sets forth a summary of the distribution arrangements for each class of shares under the Merrill Lynch Select Pricing SM System.


                                          ACCOUNT
                                        MAINTENANCE DISTRIBUTION       CONVERSION
  CLASS         SALES CHARGE(/1/)           FEE         FEE             FEATURES
---------------------------------------------------------------------------------------
    A      Maximum 5.25% initial sales      No           No                No
                charge(/2/)(/3/)
---------------------------------------------------------------------------------------
    B     CDSC for a period of 4 years,    0.25%        0.75%     B shares convert to
          at a rate of 4.0% during the                           D Shares automatically
           first year, decreasing 1.0%                            after approximately
                 annually to 0.0%                                   eight years(/4/)
---------------------------------------------------------------------------------------
    C        1.0% CDSC for one year        0.25%        0.75%              No
---------------------------------------------------------------------------------------
    D         Maximum 5.25% initial        0.25%         No                No
                sales charge(/3/)

--------
(1) Initial sales charges are imposed at the time of purchase as a percentage of the offering price. CDSCs may be imposed if the redemption occurs within the applicable CDSC time period. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.
(2) Offered only to eligible investors. See "Initial Sales Charge Alternatives--Class A and Class D Shares--Eligible Class A Investors".

(3) Reduced for purchases of $25,000 or more, and waived for purchases of Class A shares by certain retirement plans in connection with certain investment programs. Class A and Class D share purchases of $1,000,000 or more may not be subject to an initial sales charge but, if the initial sales charge is waived, will be subject to a 1.0% CDSC for one year.

(4) The conversion period for dividend reinvestment shares and the conversion and holding periods for certain retirement plans are modified. Also, Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made have a ten-year conversion period. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

INITIAL SALES CHARGE ALTERNATIVES--CLASS A AND CLASS D SHARES

  Investors choosing the initial sales charge alternatives who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares.

  The public offering price of Class A and Class D shares for purchasers choosing the initial sales charge alternatives is the next determined net asset value plus varying sales charges (i.e., sales loads), as set forth below.

                             SALES LOAD     SALES LOAD        DISCOUNT TO
                            AS PERCENTAGE AS PERCENTAGE*    SELECTED DEALERS
                             OF OFFERING    OF THE NET    AS PERCENTAGE OF THE
AMOUNT OF PURCHASE              PRICE     AMOUNT INVESTED    OFFERING PRICE
------------------          ------------- --------------- --------------------
Less than $25,000..........     5.25%          5.54%              5.00%
$25,000 but less than
 $50,000...................     4.75           4.99               4.50
$50,000 but less than
 $100,000..................     4.00           4.17               3.75
$100,000 but less than
 $250,000..................     3.00           3.09               2.75
$250,000 but less than
 $1,000,000................     2.00           2.04               1.80
$1,000,000 and over**......     0.00           0.00               0.00

--------
 * Rounded to the nearest one-hundredth percent.

** The initial sales charge may be waived on Class A and Class D share purchases of $1,000,000 or more and on Class A share purchases by certain retirement plan investors in connection with certain investment programs, made on or after October 21, 1994. If the sales charge is waived in connection with a purchase of $1,000,000 or more, such purchases will be subject to a CDSC of 1.0% if the shares are redeemed within one year after purchase. Class A share purchases made prior to October 21, 1994 may be subject to a CDSC if the shares are redeemed within one year of purchase at the following rates: 1.00% on purchases of $1,000,000 to $2,500,000; 0.60% on purchases of $2,500,001 to $3,500,000; 0.40% on purchases of $3,500,001 to $5,000,000; and 0.25% on purchases of more than $5,000,000 in lieu of paying an initial sales charge. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. A sales charge of 0.75% will be charged on purchases of $1 million or more of Class A or Class D shares by certain 401(k) plans.

  The Distributor may reallow discounts to selected dealers and retain the balance over such discounts. At times the Distributor may reallow the entire sales charge to such dealers. Since securities dealers selling Class A and Class D shares of the Fund will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act of 1933, as amended (the "Securities Act"). During the fiscal year ended July 31, 1995, the Fund sold 4,773,327 Class A shares for aggregate net proceeds of $58,642,097. The gross sales charges for the sale of Class A shares of the Fund for that year were $208,396, of which $12,173 and $196,223 were received by the Distributor and Merrill Lynch, respectively. For the fiscal year ended July 31, 1995, the Distributor received no CDSCs relating to the early redemption of Class A shares purchased subject to front-end sales charge waivers. During the period October 21, 1994 (commencement of operations) to July 31, 1995, the Fund sold 2,465,488 Class D shares for aggregate net proceeds of $29,295,539. The gross sales charges for the sale of Class D shares of the Fund for the period were $163,110, of which $9,543 and $153,567 were received by the Distributor and Merrill Lynch, respectively. During such period, the Distributor received CDSCs of approximately $1,717 with respect to redemption within one year after purchase of Class D shares purchased subject to front-end sales charge waivers.

  Eligible Class A Investors. Class A shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares. Investors that currently own Class A shares of the Fund in a shareholder account, including participants in the Merrill Lynch BlueprintSM Program, are entitled to purchase additional Class A shares of the Fund in that account. Certain employer sponsored retirement or savings plans, including eligible 401(k) plans, may purchase Class A shares of the Fund at net asset value provided such plans meet the required minimum number of eligible employees or required amount of assets advised by MLAM or any of its affiliates. Class A shares are available at net asset value to corporate warranty insurance reserve fund programs provided that the program has $3 million or more initially invested in MLAM-advised mutual funds. Also eligible to purchase Class A shares at net asset value are participants in certain investment programs including TMASM Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services and certain purchases made in connection with the Merrill Lynch Mutual Fund Adviser program. In addition, Class A shares will be offered at net asset value to ML & Co. and its subsidiaries and their directors and employees and to members of the Boards of MLAM-advised investment companies, including the Fund. Certain persons who acquired shares of certain MLAM-advised closed-end funds who wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in shares of the Fund also may purchase Class A shares of the Fund if certain conditions set forth in the Statement of Additional Information are met (for closed-end funds that commenced operations prior to October 21, 1994). For example, Class A shares of the Fund and certain other MLAM-advised mutual funds are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. who wish to reinvest the net proceeds from a sale of certain of their shares of common stock of Merrill Lynch Senior Floating Rate Fund, Inc. in shares of such funds.

  Reduced Initial Sales Charges. No initial sales charges are imposed upon Class A and Class D shares issued as a result of the automatic reinvestment of dividends or capital gains distributions. Class A and Class D sales charges also may be reduced under a Right of Accumulation and a Letter of Intention.

  Class A shares are offered at net asset value to certain eligible Class A investors as set forth above under "Eligible Class A Investors".

  Class D shares are offered at net asset value without sales charge to an investor who has a business relationship with a Merrill Lynch financial consultant, if certain conditions set forth in the Statement of Additional Information are met. Class D shares may be offered at net asset value in connection with the acquisition of assets of other investment companies.

  Class D shares are offered with reduced sales charges and, in certain circumstances, at net asset value, to participants in the Merrill Lynch Blueprint SM Program.

  Class D shares of the Fund are offered at net asset value to shareholders of Merrill Lynch Municipal Strategy Fund, Inc. who wish to reinvest the net proceeds from a sale of certain of their shares of common stock of Merrill Lynch Municipal Strategy Fund, Inc. in shares of the Fund.

  Additional information concerning these reduced initial sales charges, including information regarding investments by Employee Sponsored Retirement and Savings Plans, is set forth in the Statement of Additional Information.

DEFERRED SALES CHARGE ALTERNATIVES--CLASS B AND CLASS C SHARES

  Investors choosing the deferred sales charge alternatives should consider Class B shares if they intend to hold their shares for an extended period of time and Class C shares if they are uncertain as to the length of time they intend to hold their assets in MLAM-advised mutual funds.

  The public offering price of Class B and Class C shares for investors choosing the deferred sales charge alternatives is the next determined net asset value per share without the imposition of a sales charge at the time of purchase. As discussed below, Class B shares are subject to a four year CDSC, while Class C shares are subject only to a one year 1.0% CDSC. On the other hand, approximately eight years after Class B shares are issued, such Class B shares, together with shares issued upon dividend reinvestment with respect to those shares, are automatically converted into Class D shares of the Fund and thereafter will be subject to lower continuing fees. See "Conversion of Class B Shares to Class D Shares" below. Both Class B and Class C shares are subject to an account maintenance fee of 0.25% of net assets and a distribution fee of 0.75% of net assets as discussed below under "Distribution Plans".

  Class B and Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment. Merrill Lynch compensates its financial consultants for selling Class B and Class C shares at the time of purchase from its own funds. See "Distribution Plans" below.

  Proceeds from the CDSC and the distribution fee are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of dealers (including Merrill Lynch) related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to financial consultants for selling Class B and Class C shares from the dealer's own funds. The combination of the CDSC and the ongoing distribution fee facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of purchase. Approximately eight years after issuance, Class B shares will convert automatically into Class D shares of the Fund, which are subject to an account maintenance fee but no distribution fee; Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made convert into Class D shares automatically after approximately ten years. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

  Imposition of the CDSC and the distribution fee on Class B and Class C shares is limited by the NASD asset-based sales charge rule. See "Limitations on the Payment of Deferred Sales Charges" below. The proceeds from the ongoing account maintenance fee are used to compensate Merrill Lynch for providing continuing account maintenance activities. Class B shareholders of the Fund exercising the exchange privilege described under "Shareholder Services--Exchange Privilege" will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares acquired as a result of the exchange.

  Contingent Deferred Sales Charge--Class B Shares. Class B shares which are redeemed within four years of purchase may be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

  The following table sets forth the rates of the Class B CDSC:

                                                                    CLASS B
                                                                   CDSC AS A
                                                                 PERCENTAGE OF
                                                                 DOLLAR AMOUNT
                                                                  SUBJECT TO
   YEAR SINCE PURCHASE PAYMENT MADE                                 CHARGE
   --------------------------------                              -------------
   0-1..........................................................     4.0%
   1-2..........................................................     3.0%
   2-3..........................................................     2.0%
   3-4..........................................................     1.0%
   4 and thereafter.............................................     0.0%

  For the year ended July 31, 1995, the Distributor received CDSCs of $594,796 with respect to redemption of Class B shares, all of which were paid to Merrill Lynch.

  In determining whether a CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first of shares held for over four years or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the four-year period. The CDSC will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another will be assumed to be made in the same order as a redemption.

  To provide an example, assume an investor purchased 100 shares at $10 per share (at a cost of $1,000) and in the third year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares through dividend reinvestment. If at such time the investor makes his first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to the CDSC because of dividend reinvestment. With respect to the remaining 40 shares, the CDSC is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the third year after purchase) for shares purchased on or after October 21, 1994.

  In the event that Class B shares are exchanged by certain retirement plans for Class A shares in connection with a transfer to the Merrill Lynch Mutual Fund Adviser ("MFA") program, the time period that such Class A shares are held in the MFA program will be included in determining the holding period of Class B shares reacquired upon termination of participation in the MFA program (see "Shareholder Services--Exchange Privilege").

  The Class B CDSC is waived on redemptions of shares in connection with certain post-retirement withdrawals from an Individual Retirement Account ("IRA") or other retirement plan or following the death or disability (as defined in the Internal Revenue Code of 1986, as amended) of a shareholder. The Class B CDSC also is waived on redemptions of shares by certain eligible 401(a) and eligible 401(k) plans and in connection with certain group plans placing orders through the Merrill Lynch Blueprint SM Program. The CDSC is also waived for any Class B shares which are purchased by eligible 401(k) or eligible 401(a) plans which are rolled over into a Merrill Lynch or Merrill Lynch Trust Company custodied IRA and held in such account at the time of redemption. The Class B CDSC also is waived for any Class B shares which are purchased by a Merrill Lynch rollover IRA that was funded by a rollover from a terminated 401(k) plan managed by the MLAM Private Portfolio Group and held in such account at the time of redemption. Additional information concerning the waiver of the Class B CDSC is set forth in the Statement of Additional Information.

  Contingent Deferred Sales Charges--Class C Shares. Class C shares which are redeemed within one year after purchase may be subject to a 1.0% CDSC charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no Class C CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no Class C CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

  In determining whether a Class C CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the one-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.

  During the period October 21, 1994 (commencement of operations) to July 31, 1995, the Distributor received CDSCs of $3,586 with respect to redemptions of Class C shares, all of which were paid to Merrill Lynch.

  Conversion of Class B Shares to Class D Shares. After approximately eight years (the "Conversion Period"), Class B shares will be converted automatically into Class D shares of the Fund. Class D shares are subject to an ongoing account maintenance fee of 0.25% of net assets but are not subject to the distribution fee that is borne by Class B shares. Automatic conversion of Class B shares into Class D shares will occupy at least once each month (on the "Conversion Date") on the basis of the relative net asset values of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares of Federal income tax purposes.

  In addition, shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying such dividend reinvestment shares were outstanding. If at a Conversion Date the conversion of Class B shares to Class D shares of the Fund in a single account will result in less than $50 worth of Class B shares being left in the account, all of the Class B shares of the Fund held in the account on the Conversion Date will be converted to Class D shares of the Fund.

  Share certificates for Class B shares of the Fund to be converted must be delivered to the Transfer Agent at least one week prior to the Conversion Date applicable to those shares. In the event such certificates are not received by the Transfer Agent at least one week prior to the Conversion Date, the related Class B shares will convert to Class D shares on the next scheduled Conversion Date after such certificates are required.

  In general, Class B shares of equity MLAM-advised mutual funds will convert approximately eight years after initial purchase, and Class B shares of taxable and tax-exempt fixed income MLAM-advised mutual funds will convert approximately ten years after initial purchase. If, during the Conversion Period, a shareholder exchanges Class B shares with an eight-year Conversion Period for Class B shares with a ten-year Conversion Period, or vice versa, the Conversion Period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

  The Conversion Period is modified for shareholders who purchased Class B shares through certain retirement plans which qualified for a waiver of the CDSC normally imposed on purchases of Class B shares ("Class B Retirement Plans"). When the first share of any MLAM-advised mutual fund purchased by a Class B Retirement Plan has been held for ten years (i.e., ten years from the date the relationship between MLAM-advised mutual funds and the Class B Retirement Plan was established), all Class B shares of all MLAM-advised mutual funds held in that Class B Retirement Plan will be converted into Class D shares of the appropriate Funds. Subsequent to such conversion, that Class B Retirement Plan will be sold Class D shares of the appropriate funds at net asset value per share.

  The Conversion Period also is modified for retirement plan investors who participate in the MFA program. While participating in the MFA program, such investors will hold Class A shares. If these Class A shares were acquired through exchange of Class B shares (see "Shareholder Services--Exchange Privilege"), then the holding period for such Class A shares will be "tacked" to the holding period of the Class B shares originally held for purposes of calculating the Conversion Period on Class B shares acquired upon termination of participations in the MFA program.

DISTRIBUTION PLANS

  The Fund has adopted separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the Investment Company Act (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes. The Class B and Class C Distribution Plans provide for the payment of account maintenance fees and distribution fees, and the Class D Distribution Plan provides for the payment of account maintenance fees.

  The Distribution Plans for Class B, Class C and Class D shares each provide that the Fund pays the Distributor an account maintenance fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.25% of the average daily net assets of the Fund attributable to shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) in connection with account maintenance activities.

  The Distribution Plans for Class B and Class C shares each provide that the Fund also pays the Distributor a distribution fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of the Fund attributable to the shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) for providing shareholder and distribution services, and bearing certain distribution-related expenses of the Fund, including payments to financial consultants for selling Class B and Class C shares of the Fund. The Distribution Plans relating to Class B and Class C shares are designed to permit an investor to purchase Class B and Class C shares through dealers without the assessment of an initial sales charge and at the same time permit the dealer to compensate its financial consultants in connection with the sale of the Class B and Class C shares. In this regard, the purpose and function of the ongoing distribution fees and the CDSC are the same as those of the initial sales charge with respect to the Class A and Class D shares of the Fund in that the deferred sales charges provide for the financing of the distribution of the Fund's Class B and Class C shares.

  Prior to July 6, 1993, the Fund paid the Distributor an ongoing distribution fee, accrued daily and paid monthly, at the annual rate of 1.0% of average daily net assets of the Class B shares of the Fund under a distribution plan previously adopted by the Fund (the "Prior Plan") to compensate the Distributor and Merrill Lynch for providing account maintenance and distribution-related activities and services to Class B shareholders. The fee rate payable and the services provided under the Prior Plan are identical to the aggregate fee rate payable and the services provided under the Class B Distribution Plan, the difference being that the account maintenance and distribution services have been unbundled.

  For the fiscal year ended July 31, 1995, the Fund paid the Distributor $3,712,868 pursuant to the Class B Distribution Plan (based on average net assets subject to the Class B Distribution Plan of approximately $369.3 million), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class B shares. For the period October 21, 1994 (commencement of operations) to July 31, 1995, the Fund paid the Distributor $48,373 pursuant to the Class C Distribution Plan (based on average net assets subject to the Class C Distribution Plan of approximately $6.2 million), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class C shares. For the fiscal period October 21, 1994 (commencement of operations) to July 31, 1995, the Fund paid the Distributor $42,023 pursuant to the Class D Distribution Plan (based on average net assets subject to the Class D Distribution Plan of approximately $21.7 million), all of which was paid to Merrill Lynch for providing account maintenance services in connection with Class D shares.

  At October 31, 1995, the net assets of the Fund subject to the Class B Distribution Plan aggregated approximately $396.2 million. At this asset level, the annual fee payable pursuant to the Class B Distribution Plan would aggregate approximately $3,962,352. At October 31, 1995, the net assets of the Fund subject to the Class C Distribution Plan aggregated approximately $12.4 million. At this asset level, the annual fee payable pursuant to the Class C Distribution Plan would aggregate approximately $123,602. At October 31, 1995, the net assets of the Fund subject to the Class D Distribution Plan aggregated approximately $40.2 million. At this asset level, the annual fee payable pursuant to the Class D Distribution Plan would aggregate approximately $100,561.

  The payments under the Distribution Plans are based on a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred and, accordingly, distribution-related revenues from the Distribution Plans may be more or less than distribution-related expenses. Information with respect to the distribution-related revenues and expenses is presented to the Directors for their consideration in connection with their deliberations as to the continuance of the Class B and Class C

Distribution Plans. This information is presented annually as of December 31 of each year on a "fully allocated accrual" basis and quarterly on a "direct expense and revenue/cash" basis. On the fully allocated accrual basis, revenues consist of the account maintenance fees, the distribution fees, the CDSCs and certain other related revenues, and expenses consist of financial consultant compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses, corporate overhead and interest expense. On the direct expense and revenue/cash basis, revenues consist of the account maintenance fees, the distribution fees and CDSCs and the expenses consist of financial consultant compensation.

  At December 31, 1994, for Class B shares, the fully allocated accrual expenses incurred by the Distributor and Merrill Lynch exceeded fully allocated accrual revenues for such period by approximately $4,799,000 (1.4% of Class B net assets at that date).

LIMITATIONS ON THE PAYMENT OF DEFERRED SALES CHARGES

  The maximum sales charge rule in the Rules of Fair Practice of the NASD imposes a limitation on certain asset-based sales charges such as the Fund's distribution fee and the CDSC but not the account maintenance fee. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSC payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares (defined to exclude shares issued pursuant to dividend reinvestments and exchanges) plus (2) interest on the unpaid balance at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). The Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee and any CDSCs will be paid to the Fund rather than to the Distributor, however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payments in excess of the amount payable under the NASD formula will not be made.

  The Fund has no obligation with respect to distribution and/or account maintenance-related expenses incurred by the Distributor and Merrill Lynch in connection with Class B, Class C and Class D shares, and there is no assurance that the Directors of the Fund will approve the continuance of the Distribution Plans from year to year. However, the Distributor intends to seek annual continuation of the Distribution Plans. In their review of the Distribution Plans, the Directors will be asked to take into consideration expenses incurred in connection with the account maintenance and/or distribution of each class of shares separately. The initial sales charges, the account maintenance fee, the distribution fee and/or the CDSCs received with respect to one class will not be used to subsidize the sale of shares of another class. Payments of the distribution fee on Class B shares will terminate upon conversion of those Class B shares into Class D shares as set forth under "Deferred Sales Charge Alternatives--Class B and Class C Shares--Conversion of Class B Shares to Class D Shares".

                              REDEMPTION OF SHARES

  The Fund is required to redeem for cash all shares of the Fund upon receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. Except for any CDSC which may be applicable, there will be no charge for redemption if the redemption request is sent directly to the Transfer Agent. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption. The value of shares at the time of redemption may be more or less than the shareholder's cost, depending on the market value of the securities held by the Fund at such time.

REDEMPTION

  A shareholder wishing to redeem shares may do so by tendering the shares directly to the Transfer Agent, Merrill Lynch Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289. Redemption requests delivered other than by mail should be delivered to Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Proper notice of redemption in the case of shares for which certificates have been issued may be accomplished by a written letter as noted above accompanied by certificates for the shares to be redeemed. The notice in either event requires the signatures of all persons in whose names the shares are registered, signed exactly as their names appear on the Transfer Agent's register or on the certificate, as the case may be. The signatures on the notice must be guaranteed by a national bank or other bank which is a member of the Federal Reserve System (not a savings bank) or by an "eligible guarantor institution" (including, for example, Merrill Lynch branch offices and certain other financial institutions) as such is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. Notarized signatures are not sufficient. In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. For shareholders redeeming directly with the Transfer Agent, payment will be mailed within seven days of receipt of a proper notice of redemption.

  At various times the Fund may be requested to redeem shares for which it has not yet received good payment. The Fund may delay or cause to be delayed the mailing of a redemption check until such time as good payment (e.g., cash or certified check drawn on a United States bank) has been collected for the purchase of such shares. Normally, this delay will not exceed 10 days.

REPURCHASE

  The Fund also will repurchase shares through a shareholder's listed securities dealer. The Fund normally will accept orders to repurchase shares by wire or telephone from dealers for their customers at the net asset value next computed after receipt of the order by the dealer, provided that the request for purchase is received by the dealer prior to the close of business on the New York Stock Exchange (generally, 4:00 P.M., New York time) on the day received, and such request is received by the Fund from such dealer not later than 30 minutes after the close of business on the New York Stock Exchange on the same day. Dealers have the responsibility of submitting such repurchase requests to the Fund not later than 30 minutes after the close of business on the New York Stock Exchange in order to obtain that day's closing price.

  The foregoing repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Fund (other than any applicable CDSC in the case of Class B shares). Securities firms which do not have selected dealer agreements with the Distributor may impose a transaction charge on the shareholder for transmitting the notice of repurchase to the Fund. Merrill Lynch may charge its customers a processing fee (presently $4.85) to confirm a repurchase of shares to such customers. Redemptions directly through the Transfer Agent are not subject to the processing fee. The Fund reserves the right to reject any order for repurchase, which right of rejection might adversely affect shareholders seeking redemption through the repurchase procedure. A shareholder whose order for repurchase is rejected by the Fund, however, may redeem shares as set forth above.

REINSTATEMENT PRIVILEGE--CLASS A AND CLASS D SHARES

  Shareholders who have redeemed their Class A or Class D shares have a one-time privilege to reinstate their accounts by purchasing Class A or Class D shares, as the case may be, of the Fund at net asset value without a sales charge up to the dollar amount redeemed. The reinstatement privilege may be exercised by sending a notice of exercise along with a check for the amount to be reinstated to the Transfer Agent within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received and cannot exceed the amount of the redemption proceeds. The reinstatement privilege is a one-time privilege and may be exercised by the Class A or Class D shareholder only the first time such shareholder makes a redemption.

                              SHAREHOLDER SERVICES

  The Fund offers a number of shareholder services and investment plans described below which are designed to facilitate investment in shares of the Fund. Full details as to each of such services, copies of the various plans described below and instructions as to how to participate in the various services or plans, or how to change options with respect thereto can be obtained from the Fund by calling the telephone number on the cover page of this Prospectus or from the Distributor or Merrill Lynch. Certain of these services are available only to U.S. investors. Included in the Fund's shareholder services are the following:

  Investment Account. Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent showing any reinvestments of dividends and capital gains distributions, and any other activity in the account since the preceding statement. Shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestments of dividends and capital gains distributions. Shareholders may make additions to their Investment Account at any time by mailing a check directly to the Transfer Agent. Shareholders also may maintain their accounts through Merrill Lynch. Upon the transfer of shares out of a Merrill Lynch brokerage account, an Investment Account in the transferring shareholder's name may be opened automatically, without charge, at the Transfer Agent. Shareholders considering transferring their Class A or Class D shares from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the Class A or Class D shares are to be transferred will not take delivery of shares of the Fund, a shareholder either must redeem the Class A or Class D shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm or such shareholder must continue to maintain an Investment Account at the Transfer Agent for those Class A shares or Class D shares. Shareholders interested in transferring their Class B or Class C shares from Merrill Lynch and who do not wish to have an Investment Account maintained for such shares at the Transfer Agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder at the Transfer Agent. If the new brokerage firm is willing to accommodate the shareholder in this manner, the shareholder must request that he or she be issued certificates for his or her shares and then must turn the certificates over to the new firm for re-registration as described in the preceding sentence. Shareholders considering transferring a tax-deferred retirement account such as an individual retirement account from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Fund, a shareholder must either redeem the shares (paying any applicable contingent deferred sales charge) so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at Merrill Lynch for those shares.

  Exchange Privilege. Shareholders of each class of shares of the Fund have an exchange privilege with certain other MLAM-advised mutual funds. There is currently no limitation on the number of times a shareholder may exercise the exchange privilege. The exchange privilege may be modified or terminated in accordance with the rules of the Commission.

  Under the Merrill Lynch Select Pricing SM System, Class A shareholders may exchange Class A shares of the Fund for Class A shares of a second MLAM-advised mutual fund if the shareholder holds any Class A shares of the second fund in his or her account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second MLAM-advised mutual fund, and the shareholder does not hold Class A shares of the second fund in his or her account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second MLAM-advised mutual fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund.

  Exchanges of Class A and Class D shares are made on the basis of the relative net asset values per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the Class A or Class D shares being exchanged and the sales charge payable at the time of the exchange on the shares being acquired.

  Class B, Class C and Class D shares are exchangeable with shares of the same class of other MLAM-advised mutual funds.

  Shares of the Fund which are subject to a CDSC are exchangeable on the basis of relative net asset value per share without the payment of any CDSC that might otherwise be due upon redemption of the shares of the Fund. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Fund is "tacked" to the holding period of the newly acquired shares of the other Fund.

  Class A, Class B, Class C and Class D shares also are exchangeable for shares of certain MLAM-advised money market funds specifically designated as available for exchange by holders of Class A, Class B, Class C or Class D shares. The period of time that Class A, Class B, Class C or Class D shares are held in a money market fund, however, will not count toward satisfaction of the holding period requirement for reduction of any CDSC imposed on such shares, if any, and, with respect to Class B shares, toward satisfaction of the Conversion Period.

  Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares. In addition, Class B shares of the Fund acquired through use of the exchange privilege will be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the MLAM-advised mutual fund from which the exchange has been made.

  Exercise of the exchange privilege is treated as a sale of the exchanged shares and a purchase of the acquired shares for Federal income tax purposes. For further information, see "Shareholder Services--Exchange Privilege" in the Statement of Additional Information.

  The exchange privilege is modified with respect to certain retirement plans which participate in the MFA program. Such retirement plans may exchange Class B, Class C or Class D shares that have been held for at least one year for Class A shares of the same fund on the basis of relative net asset values in connection with the commencement of participation in the MFA program, i.e., no CDSC will apply. The one-year holding period does not apply to shares reacquired through reinvestment of dividends. Upon termination of participation in the MFA program, Class A shares will be re-exchanged for the class of shares originally held. For purposes of computing any CDSC that may be payable upon redemption of Class B or Class C shares so reacquired, or the Conversion Period for Class B shares so reacquired, the holding period for the Class A shares will be "tacked" to the holding period for the Class B or Class C shares originally held. The Fund's exchange privilege also is modified with respect to purchases of Class A and Class D shares by nonretirement plan investors under the MFA program. First, the initial allocation of assets is made under the MFA program. Then, any subsequent exchange under the MFA program of Class A or Class D shares of a MLAM-advised mutual fund for Class A or Class D shares of the Fund will be made solely on the basis of the relative net asset values of the shares being exchanged. Therefore, there will not be a charge for any difference between the sales charge previously paid on the shares of the other MLAM-advised mutual fund and the sales charge payable on the shares of the Fund being acquired in the exchange under the MFA program.

  Automatic Reinvestment of Dividends and Capital Gains Distributions. All dividends and capital gains distributions are reinvested automatically in full and fractional shares of the Fund, without sales charge, at the net asset value per share next determined on the ex-dividend date of such dividend or distribution. A shareholder may at any time, by written notification or by telephone call (1-800-MER-FUND) to the Transfer Agent, elect to have subsequent dividends or both dividends and capital gains distributions paid in cash rather than reinvested, in which event payment will be mailed on or about the payment date. Cash payments can also be directly deposited to the shareholder's bank account. No CDSC will be imposed on redemptions of shares issued as a result of the automatic reinvestment of dividends or capital gains distributions.

  Systematic Withdrawal Plans. A Class A or Class D shareholder may elect to receive systematic withdrawal payments from his Investment Account in the form of payments by check or through automatic payment by direct deposit to his bank account on either a monthly or quarterly basis. A Class A or Class D shareholder whose shares are held within a CMA (R), CBA (R) or Retirement Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the Systematic Redemption Program, subject to certain conditions.

  Automatic Investment Plans. Regular additions of Class A, Class B, Class C or Class D shares may be made to an investor's Investment Account by pre-arranged charges of $50 or more to his or her regular bank account. Investors who maintain CMA (R) or CBA (R) accounts may arrange to have periodic investments made in the Fund in their CMA (R) or CBA (R) accounts or in certain related accounts in amounts of $100 or more ($1 for retirement plans) through the CMA (R) or CBA (R) Automated Investment Program.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

  Subject to policies established by the Board of Directors of the Fund, the Investment Adviser is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. With respect to such transactions, the Investment Adviser seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission or spread available.

  The Fund has no obligation to deal with any broker in the execution of transactions for its portfolio securities. The Fund has been informed by Merrill Lynch that it will in no way, at any time, attempt to influence or control the placing by the Investment Adviser or by the Fund of orders for brokerage transactions. Brokers and dealers, including Merrill Lynch, which provide supplemental investment research to the Investment Adviser may receive orders for transactions by the Fund. Supplemental investment research received by the Investment Adviser may also be used in connection with other investment advisory accounts of the Investment Adviser and its affiliates. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Investment Advisory Agreement. The expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Whether or not a particular broker-dealer sells shares of the Fund neither qualifies nor disqualifies that broker-dealer to execute transactions for the Fund.

                                PERFORMANCE DATA

  From time to time the Fund may include its average annual total return for various specified time periods in advertisements or information furnished to present or prospective shareholders. Average annual total return is computed separately for Class A, Class B, Class C and Class D shares in accordance with a formula specified by the Commission.

  Average annual total return quotations for the specified periods will be computed by finding the average annual compounded rates of return (based on net investment income and any capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return will be computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including any CDSC that would be applicable to a complete redemption of the investment at the end of the specified period such as in the case of Class B and Class C shares and the maximum sales charge in the case of Class A and Class D shares. Dividends paid by the Fund with respect to all shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the account maintenance fees and distribution charges and any incremental transfer agency costs relating to each class of shares will be borne exclusively by that class. The Fund will include performance data for all classes of shares of the Fund in any advertisement or information including performance data of the Fund.

  The Fund also may quote total return and aggregate total return performance data for various specified time periods. Such data will be calculated substantially as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return and (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average annual rates of return reflect compounding; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time. In advertisements directed to investors whose purchases are subject to reduced sales charges in the case of Class A and Class D shares or waiver of the CDSC in the case of Class B and Class C shares (such as investors in certain retirement plans), performance data may take into account the reduced, and not the maximum, sales charge or may not take into account the CDSC and therefore may reflect greater total return since, due to the reduced sales charges or waiver of the CDSC, a lower amount of expenses may be deducted. See "Purchase of Shares". The Fund's total return may be expressed either as a percentage or as a dollar amount in order to illustrate the effect of such total return on a hypothetical $1,000 investment in the Fund at the beginning of each specified period.

  Total return figures are based on the Fund's historical performance and are not intended to indicate future performance. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the Fund will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

  On occasion, the Fund may compare its performance to that of the Standard & Poor's 500 Composite Stock Price Index, the Value Line Composite Index, the Dow Jones Industrial Average, or performance data published by Lipper Analytical Services, Inc., Morningstar Publications, Inc., Money Magazine, U.S. News & World Report, Business Week, CDA Investment Technology, Inc., Forbes Magazine and Fortune Magazine or other industry publications. As with other performance data, performance comparisons should not be considered indicative of the Fund's relative performance for any future period. In addition, from time to time the Fund may include its risk-adjusted performance ratings assigned by Morningstar Publications, Inc. in advertising or supplemental sales literature.

                             ADDITIONAL INFORMATION

DIVIDENDS AND DISTRIBUTIONS

  It is the Fund's intention to distribute all its net investment income, if any. Dividends from such net investment income will be paid semi-annually. All net realized long- or short-term capital gains, if any, will be distributed to the Fund's shareholders at least annually. The per share dividends and distributions on each class of shares will be reduced as a result of any account maintenance, distribution and transfer agency fees applicable to that class. See "Additional Information--Determination of Net Asset Value" below. Dividends and distributions may be automatically reinvested in shares of the Fund, at the net asset value without sales charge. Shareholders may elect in writing to receive any such dividends or distributions, or both, in cash. Dividends and distributions are taxable to shareholders as discussed below whether they are reinvested in shares of the Fund or received in cash. From time to time, the Fund may declare a special distribution at or about the end of the calendar year in order to comply with a Federal income tax requirement that certain percentages of its ordinary income and capital gains be distributed during the calendar year.

DETERMINATION OF NET ASSET VALUE

  The net asset value of the shares of all classes of the Fund is determined once daily 15 minutes after the close of business on the New York Stock Exchange (generally, 4:00 p.m., New York time) on each day during which the New York Stock Exchange is open for trading. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. The net asset value per share is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the investment advisory fees payable to the Investment Adviser and any account maintenance and/or distribution fees payable to the Distributor, are accrued daily. The Fund employs Merrill Lynch Securities Pricing SM Service ("MLPS") an affiliate of the Investment Adviser, to provide certain securities prices for the Fund. During the fiscal year ended July 31, 1995, the Fund paid MLPS $118 for such service.

  The per share net asset value of the Class A shares generally will be higher than the per share net asset value of the shares of the other classes, reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B and Class C shares and the daily expense accruals of the account maintenance fees applicable with respect to the Class D shares; moreover, the per share net asset value of the Class D shares generally will be higher than the per share net asset value of the Class B and Class C shares, reflecting the daily expense accruals of the distribution and higher transfer agency fees applicable with respect to the Class B and Class C shares. It is expected, however, that the per share net asset value of the classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions, which will differ by approximately the amount of the expense accrual differential between the classes.

  Portfolio securities which are traded on stock exchanges are valued at the last sale price (regular way) on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities traded in the over-the-counter market are valued at the last available bid price in the over-the-counter market prior to the time of valuation. When the Fund writes a call option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Board of Directors of the Fund.

TAXES

  The Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended (the "Code"). If it so qualifies, in any taxable year in which it distributes at least 90% of its taxable net income and 90% of its tax-exempt net income, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to Class A, Class B, Class C and Class D shareholders (together, the "shareholders"). The Fund intends to distribute substantially all of such income.

  Dividends paid by the Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gains over net short-term capital losses ("capital gain dividends") are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Fund shares. Any loss upon the sale or exchange of Fund shares held for six months or less, however, will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Although the Fund may invest in certain municipal securities, it is not anticipated that any portion of the dividends paid by the Fund will qualify for tax-exempt treatment to shareholders.

  Dividends are taxable to shareholders even though they are reinvested in additional shares of the Fund. Not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any ordinary income or capital gain dividends. A portion of the Fund's ordinary income dividends may be eligible for the dividends received deduction allowed to corporations under the Code, if certain requirements are met. If the Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

  Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

  Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

  Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

  Under Code Section 988, foreign currency gains or losses from certain debt instruments, from certain forward contracts, from futures contracts that are not "regulated futures contracts" and from unlisted options will generally be treated as ordinary income or loss. Such Code Section 988 gains or losses will generally increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary income dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing the basis of each shareholder's Fund shares and resulting in a capital gain for any shareholder who received a distribution greater than the shareholder's tax basis in Fund shares (assuming the shares were held as a capital asset).

  No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period for the converted Class B shares.

  If a shareholder exercises an exchange privilege within 90 days of acquiring the shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent any sales charge paid to the Fund on the exchanged shares reduces any sales charge such shareholder would have owed upon purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

  A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

  The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

  Ordinary income and capital gain dividends may also be subject to state and local taxes.

  Certain states exempt from state income taxation dividends paid by RICs which are derived from interest on United States Government obligations. State law varies as to whether dividend income attributable to United States Government obligations is exempt from state income tax.

  Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

ORGANIZATION OF THE FUND

  The Fund was incorporated under Maryland law on April 15, 1982. It has an authorized capital of 300,000,000 shares of Common Stock, par value $0.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D Common Stock. Class A and Class C each consist of 50,000,000 shares, and Class B and Class D each consist of 100,000,000 shares. Shares of Class A, Class B, Class C and Class D Common Stock represent interests in the same assets of the Fund and are identical in all respects except that the Class B, Class C and Class D shares bear certain expenses related to the account maintenance associated with such shares, and Class B and Class C shares bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to account maintenance and distribution expenditures, as applicable. See "Purchase of Shares". The Fund has received an order from the Securities and Exchange Commission (the "Commission") permitting the issuance and sale of multiple classes of Common Stock. The Directors of the Fund may classify and reclassify the shares of the Fund into additional classes of Common Stock at a future date.

  Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held and will vote on the election of Directors and any other matters submitted to a shareholder vote. The Fund does not intend to hold meetings of shareholders in any year in which the Investment Company Act of 1940 does not require shareholders to act on any of the following matters:
(i) election of Directors; (ii) approval of an investment advisory agreement;
(iii) approval of a distribution agreement; and (iv) ratification of selection of independent auditors. Voting rights for Directors are not cumulative. Shares issued are fully paid and non-assessable and have no preemptive rights. Shares have the conversion rights described in the Prospectus. Each share of Common Stock is entitled to participate equally in dividends and distributions declared by the Fund and in the net assets of the Fund upon liquidation or dissolution after satisfaction of outstanding liabilities. Except as noted above, the Class B, Class C and Class D shares bear certain additional expenses.

SHAREHOLDER REPORTS

  Only one copy of each shareholder report and certain shareholder communications will be mailed to each identified shareholder regardless of the number of accounts such shareholder has. If a shareholder wishes to receive separate copies of each report and communication for each of the shareholder's related accounts the shareholder should notify in writing:

   Merrill Lynch Financial Data Services, Inc.

   P.O. Box 45289
   Jacksonville, Florida 32232-5289

  The written notification should include the shareholder's name, address, tax identification number and Merrill Lynch, Pierce, Fenner & Smith Incorporated and/or mutual fund account numbers. If you have any questions regarding this please call your Merrill Lynch financial consultant or Merrill Lynch Financial Data Services, Inc. at 800-637-3863.

SHAREHOLDER INQUIRIES

  Shareholder inquiries may be addressed to the Fund at the address or telephone number set forth on the cover page of this Prospectus.

                                    APPENDIX

                     DESCRIPTION OF CORPORATE BOND RATINGS

                           RATINGS OF CORPORATE BONDS

DESCRIPTION OF CORPORATE BOND RATINGS OF MOODY'S INVESTORS SERVICE, INC.:

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  The modifier 1 indicates that the bond ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its rating category.

DESCRIPTION OF CORPORATE BOND RATINGS OF STANDARD & POOR'S RATINGS GROUP:

AAA Bonds rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

A Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB B CCC CC
     Bonds rated BB, B, CCC and CC are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C The C rating is reserved for income bonds on which no interest is being paid.

D Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

NR Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of bond as a matter of policy.

  Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                      [This Page Intentionally Left Blank]

        MERRILL LYNCH PHOENIX FUND, INC. -- AUTHORIZATION FORM (PART 1)
-------------------------------------------------------------------------------

NOTE: THIS FORM MAY NOT BE USED FOR PURCHASES THROUGH THE MERRILL LYNCH
   BLUEPRINT SM PROGRAM. YOU MAY REQUEST A MERRILL LYNCH BLUEPRINT SM PROGRAM APPLICATION BY CALLING (800) 637-3766.
-------------------------------------------------------------------------------
1. SHARE PURCHASE APPLICATION
  I, being of legal age, wish to purchase: (choose one)
  [_] Class A shares [_] Class B shares [_] Class C shares [_] Class D shares of Merrill Lynch Phoenix Fund, Inc. and establish an Investment Account as described in the Prospectus. In the event that I am not eligible to purchase Class A shares, I understand that Class D shares will be purchased.

  Basis for establishing an Investment Account:

    A. I enclose a check for $............ payable to Merrill Lynch Financial
  Data Services, Inc. as an initial investment (minimum $1,000). I understand that this purchase will be executed at the applicable offering price next to be determined after this Application is received by you.
    B. I already own shares of the following Merrill Lynch mutual funds that would qualify for the Right of Accumulation as outlined in the Statement of Additional Information: (Please list all funds. Use a separate sheet of paper if necessary.)
1. ..................................    4. ..................................
2. ..................................    5. ..................................
3. ..................................    6. ..................................
Name...........................................................................
    First Name                        Initial                        Last Name
Name of Co-Owner (if any)......................................................
                First Name                 Initial                 Last Name
Address........................................................................
 ................................................. Date........................
                                     (Zip Code)
Occupation...........................    Name and Address of Employer ........
                                         .....................................
                                         .....................................
 .....................................    .....................................
         Signature of Owner                 Signature of Co-Owner (if any)
(In the case of co-owners, a joint tenancy with right of survivorship will be presumed unless otherwise specified.)
-------------------------------------------------------------------------------
2. DIVIDEND AND CAPITAL GAIN DISTRIBUTION OPTIONS


     Ordinary Income Dividends            Long-Term Capital Gains

     SELECT:   [_] Reinvest               SELECT   [_] Reinvest
     ONE       [_] Cash                   ONE:     [_] Cash


If no election is made, dividends and capital gains will be automatically reinvested at net asset value without a sales charge.
IF CASH, SPECIFY HOW YOU WOULD LIKE YOUR DISTRIBUTIONS PAID TO YOU: [_] Check or [_] Direct Deposit to bank account
IF DIRECT DEPOSIT TO BANK ACCOUNT IS SELECTED, PLEASE COMPLETE BELOW:
I hereby authorize payment of dividend and capital gain distributions by direct deposit to my bank account and, if necessary, debit entries and adjustments for any credit entries made to my account in accordance with the terms I have selected on the Merrill Lynch Phoenix Fund, Inc. Authorization Form.

Specify type of account (check one): [_] checking  [_] savings

Name on your Account ..........................................................

Bank Name .....................................................................

Bank Number ...................... Account Number ............................

Bank Address ..................................................................

I AGREE THAT THIS AUTHORIZATION WILL REMAIN IN EFFECT UNTIL I PROVIDE WRITTEN NOTIFICATION TO MERRILL LYNCH FINANCIAL DATA SERVICES, INC. AMENDING OR TERMINATING THIS SERVICE.

Signature of Depositor ........................................................

Signature of Depositor ............................... Date...................
(if joint account, both must sign)
NOTE: IF DIRECT DEPOSIT TO BANK ACCOUNT IS SELECTED, YOUR BLANK, UNSIGNED CHECK MARKED "VOID" OR A DEPOSIT SLIP FROM YOUR SAVINGS ACCOUNT SHOULD ACCOMPANY THIS APPLICATION.

-------------------------------------------------------------------------------
3. SOCIAL SECURITY NUMBER OR TAXPAYER IDENTIFICATION NUMBER


           Social Security Number or Taxpayer Identification Number

  Under penalty of perjury, I certify (1) that the number set forth above is my correct Social Security Number or Taxpayer Identification Number and (2) that I am not subject to backup withholding (as discussed under "Additional Information--Taxes") either because I have not been notified that I am subject thereto as a result of a failure to report all interest or dividends, or the Internal Revenue Service ("IRS") has notified me that I am no longer subject thereto.

  INSTRUCTION: YOU MUST STRIKE OUT THE LANGUAGE IN (2) ABOVE IF YOU HAVE BEEN NOTIFIED THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING DUE TO UNDER-REPORTING AND IF YOU HAVE NOT RECEIVED A NOTICE FROM THE IRS THAT BACKUP WITHHOLDING HAS BEEN TERMINATED. THE UNDERSIGNED AUTHORIZES THE FURNISHING OF THIS CERTIFICATION TO OTHER MERRILL LYNCH SPONSORED MUTUAL FUNDS.

 .....................................    .....................................
         Signature of Owner                 Signature of Co-Owner (if any)
-------------------------------------------------------------------------------
4. LETTER OF INTENTION--CLASS A AND CLASS D SHARES ONLY (SEE TERMS AND CONDITIONS IN THE STATEMENT OF ADDITIONAL INFORMATION)

                                                 ..................., 19......
Dear Sir/Madam:                                    Date of initial purchase

  Although I am not obligated to do so, I intend to purchase shares of Merrill Lynch Phoenix Fund, Inc. or any other investment company with an initial sales charge or deferred sales charge for which Merrill Lynch Funds Distributor, Inc. acts as distributor over the next 13 month period which will equal or exceed:

 [_] $25,000    [_] $50,000    [_] $100,000    [_] $250,000    [_] $1,000,000

  Each purchase will be made at the then reduced offering price applicable to the amount checked above, as described in the Merrill Lynch Phoenix Fund, Inc. Prospectus.

  I agree to the terms and conditions of this Letter of Intention. I hereby irrevocably constitute and appoint Merrill Lynch Funds Distributor, Inc., my attorney, with full power of substitution, to surrender for redemption any or all shares of Merrill Lynch Phoenix Fund, Inc. held as security.

By: .................................    .....................................
        Signature of Owner                       Signature of Co-Owner
                                         (If registered in joint names, both
                                          must sign)

  In making purchases under this letter, the following are the related accounts on which reduced offering prices are to apply:

(1) Name.............................    (2) Name.............................

Account Number.......................    Account Number.......................
-------------------------------------------------------------------------------

5. FOR DEALER ONLY
    Branch Office, Address, Stamp        We hereby authorize Merrill Lynch
                                         Funds Distributor, Inc. to act as
-                                  -     our agent in connection with
                                         transactions under this
-                                  -     authorization form and agree to
                                         notify the Distributor of any
                                         purchases made under a Letter of
                                         Intention or Systematic Withdrawal
                                         Plan. We guarantee the Shareholder's
                                         signature.

                                         .....................................
This form when completed should be              Dealer Name and Address
mailed to:
                                         By: .................................
  Merrill Lynch Phoenix Fund, Inc.            Authorized Signature of Dealer

  c/o Merrill Lynch Financial Data       [_][_][_]   [_][_][_][_] -------------
    Serivces, Inc.                       Branch Code F/C No.      F/C Last Name
  P.O. Box 45289
  Jacksonville, Florida 32232-5289       [_][_][_]   [_][_][_][_][_]
                                         Dealer's Customer A/C No.

        MERRILL LYNCH PHOENIX FUND, INC. -- AUTHORIZATION FORM (PART 2)
-------------------------------------------------------------------------------

NOTE: THIS FORM IS REQUIRED TO APPLY FOR THE SYSTEMATIC WITHDRAWAL PLAN OR THE AUTOMATIC INVESTMENT PLANS ONLY.
-------------------------------------------------------------------------------

1. ACCOUNT REGISTRATION

(Please Print)                            [ ][ ][ ] [ ][ ] [ ][ ][ ][ ]

Name...............................         Social Security Number or
                                             Taxpayer Identification
                                                     Number

Name of Co-Owner (if any)..........

Address............................        Account Number ....................
                                           (if existing account)
 ...................................
-------------------------------------------------------------------------------

2. SYSTEMATIC WITHDRAWAL PLAN--CLASS A AND D SHARES ONLY (SEE TERMS AND CONDITIONS IN THE STATEMENT OF ADDITIONAL INFORMATION)

MINIMUM REQUIREMENTS: $10,000 for monthly disbursements, $5,000 for quarterly, of [_] Class A or [_] Class D shares in Merrill Lynch Phoenix Fund, Inc. at cost or current offering price. Withdrawals to be made either (check one)
[_] Monthly on the 24th day of each month, or [_] Quarterly on the 24th day of March, June, September and December. If the 24th falls on a weekend or holiday, the next succeeding business day will be utilized. Begin systematic
withdrawal on                     or as soon as possible thereafter.
                            (month)

SPECIFY HOW YOU WOULD LIKE YOUR WITHDRAWAL PAID TO YOU (CHECK ONE): [_] $
or [_]    % of the current value of [_] Class A or [_] Class D shares in the account.

SPECIFY WITHDRAWAL METHOD: [_] check or [_] direct deposit to bank account (check one and complete part (a) or (b) below):

DRAW CHECKS PAYABLE (CHECK ONE)

(a)I hereby authorize payment by check
  [_] as indicated in Item 1.
  [_] to the order of..........................................................

Mail to (check one)
  [_] the address indicated in Item 1.
  [_] Name (please print)......................................................

Address .......................................................................

   ..........................................................................

Signature of Owner.............................................................
                                                        Date..................

Signature of Co-Owner (if any).................................................

(B) I HEREBY AUTHORIZE PAYMENT BY DIRECT DEPOSIT TO BANK ACCOUNT AND, IF NECESSARY, DEBIT ENTRIES AND ADJUSTMENTS FOR ANY CREDIT ENTRIES MADE TO MY ACCOUNT. I AGREE THAT THIS AUTHORIZATION WILL REMAIN IN EFFECT UNTIL I PROVIDE WRITTEN NOTIFICATION TO MERRILL LYNCH FINANCIAL DATA SERVICES, INC. AMENDING OR TERMINATING THIS SERVICE.

Specify type of account (check one): [_] checking [_] savings

Name on your Account...........................................................

Bank Name......................................................................

Bank Number........................ Account Number............................

Bank Address...................................................................

     ........................................................................

Signature of Depositor................................. Date..................

Signature of Depositor.........................................................
(if joint account, both must sign)

NOTE: IF DIRECT DEPOSIT IS ELECTED, YOUR BLANK, UNSIGNED CHECK MARKED "VOID" OR A DEPOSIT SLIP FROM YOUR SAVINGS ACCOUNT SHOULD ACCOMPANY THIS APPLICATION.

-------------------------------------------------------------------------------

3. APPLICATION FOR AUTOMATIC INVESTMENT PLAN

  I hereby request that Merrill Lynch Financial Data Services, Inc. draw an automated clearing house ("ACH") debit on my checking account as described below each month to purchase: (choose one)

[_] Class A shares  [_] Class B shares  [_] Class C shares  [_] Class D shares of Merrill Lynch Phoenix Fund, Inc. subject to the terms set forth below. In the event that I am not eligible to purchase Class A shares, I understand that Class D shares will be purchased.



    MERRILL LYNCH FINANCIAL DATA          AUTHORIZATION TO HONOR ACH DEBITS
         SERVICES, INC.
                                           DRAWN BY MERRILL LYNCH FINANCIAL
You are hereby authorized to draw an           DATA SERVICES, INC.
ACH debit each month on my bank
account for investment in Merrill        To...............................Bank
Lynch Phoenix Fund, Inc., as                           (Investor's Bank)
indicated below:
                                         Bank Address.........................
  Amount of each ACH debit $........

  Account No. ......................     City...... State...... Zip Code......


Please date and invest ACH debits on
the 20th of each month beginning         As a convenience to me, I hereby
      or as soon as possible             request and authorize you to pay and
thereafter.                              charge to my account ACH debits
  (Month)                                drawn on my account by and payable
                                         to Merrill Lynch Financial Data
  I agree that you are drawing these     Services, Inc. I agree that your
ACH debits voluntarily at my request     rights in respect to each such debit
and that you shall not be liable for     shall be the same as if it were a
any loss arising from any delay in       check drawn on you and signed
preparing or failure to prepare any      personally by me. This authority is
such debit. If I change banks or         to remain in effect until revoked by
desire to terminate or suspend this      me in writing. Until you receive
program, I agree to notify you           such notice, you shall be fully
promptly in writing. I hereby            protected in honoring any such
authorize you to take any action to      debit. I further agree that if any
correct erroneous ACH debits of my       such debit be dishonored, whether
bank account or purchases of fund        with or without cause and whether
shares including liquidating shares      intentionally or inadvertently, you
of the Fund and crediting my bank        shall be under no liability.
account. I further agree that if a
debit is not honored upon                ............   .....................
presentation, Merrill Lynch Financial        Date           Signature of
Data Services, Inc. is authorized to                          Depositor
discontinue immediately the Automatic
Investment Plan and to liquidate         ............   .....................
sufficient shares held in my account         Bank      Signature of Depositor
to offset the purchase made with the       Account       (If joint account,
dishonored debit.                           Number         both must sign)

 ............    .....................
    Date            Signature of
                      Depositor

                ......................
               Signature of Depositor
                 (If joint account,
                   both must sign)

NOTE: IF AUTOMATIC INVESTMENT PLAN IS ELECTED, YOUR BLANK, UNSIGNED CHECK MARKED "VOID" SHOULD ACCOMPANY THIS APPLICATION.

                      [This Page Intentionally Left Blank]

                      [This Page Intentionally Left Blank]

                               INVESTMENT ADVISER

                             Fund Asset Management

                            Administrative Offices:
                             800 Scudders Mill Road

                       Plainsboro, New Jersey 08536

                                Mailing Address:
                                 P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                  DISTRIBUTOR

                     Merrill Lynch Funds Distributor, Inc.

                            Administrative Offices:
                             800 Scudders Mill Road
                             Plainsboro, New Jersey

                                Mailing Address:

                               P.O. Box 9081

                     Princeton, New Jersey 08543-9081

                                   CUSTODIAN

                         The Chase Manhattan Bank, N.A.

                           Global Securities Services

                            4 Chase MetroTech Center
                                   18th Floor
                            Brooklyn, New York 11245

                                 TRANSFER AGENT

                Merrill Lynch Financial Data Services, Inc.

                            Administrative Offices:

                           4800 Deer Lake Drive East
                             Jacksonville, Florida

                                Mailing Address:
                                 P.O. Box 45289
                        Jacksonville, Florida 32232-5289

                              INDEPENDENT AUDITORS

                             Deloitte & Touche LLP
                                117 Campus Drive

                     Princeton, New Jersey 08540-6400

                                    COUNSEL

                                  Brown & Wood
                             One World Trade Center
                         New York, New York 10048-0557

MERRILL LYNCH PHOENIX FUND, INC. IS NOT RELATED TO PHOENIX HOME LIFE MUTUAL LIFE INSURANCE COMPANY OR ANY OF ITS SUBSIDIARIES OR AFFILIATES, INCLUDING THE PHOENIX SERIES FUND.

 NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESEN-TATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMA-TION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE INVESTMENT ADVISER, OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                              -------------------

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Fee Table..................................................................   2
Merrill Lynch Select Pricing SM System.....................................   3
Financial Highlights.......................................................   8
Special Considerations.....................................................  10
Investment Objective and Policies..........................................  10
Management of the Fund.....................................................  15
 Board of Directors........................................................  15
 Management and Advisory Arrangements......................................  16
 Code of Ethics............................................................  17
 Transfer Agency Services..................................................  17
Purchase of Shares.........................................................  17
 Initial Sales Charge Alternatives--Class A and Class D Shares.............  20
 Deferred Sales Charge Alternatives--Class B and Class C Shares............  22
 Distribution Plans........................................................  25
 Limitations on the Payment of Deferred Sales Charges......................  27
Redemption of Shares.......................................................  28
 Redemption................................................................  28
 Repurchase................................................................  28
 Reinstatement Privilege--Class A and Class D Shares.......................  29
Shareholder Services.......................................................  29
Portfolio Transactions and Brokerage.......................................  32
Performance Data...........................................................  32
Additional Information.....................................................  33
 Dividends and Distributions...............................................  33
 Determination of Net Asset Value..........................................  34
 Taxes.....................................................................  35
 Organization of the Fund..................................................  37
 Shareholder Reports.......................................................  37
 Shareholder Inquiries.....................................................  37
Appendix--Description of Corporate Bond Ratings............................  38
Authorization Form.........................................................  41

Merrill Lynch Phoenix Fund, Inc. is not related to Phoenix Home Life Mutual Life Insurance Company or any of its subsidiaries or affiliates, including the Phoenix Series Fund.

                                                           Code #10121-1195



LOGO  MERRILL LYNCH

Merrill Lynch
Phoenix Fund, Inc.

[ART]

PROSPECTUS


November 28, 1995

Distributor:
Merrill Lynch
Funds Distributor, Inc.

This prospectus should be retained for future reference.

STATEMENT OF ADDITIONAL INFORMATION

                        MERRILL LYNCH PHOENIX FUND, INC.
   P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 . PHONE NO. (609) 282-2800

                               ----------------

  Merrill Lynch Phoenix Fund, Inc. (the "Fund") is a diversified open-end investment company seeking long-term growth of capital by investing in a diversified portfolio of equity and fixed income securities, including municipal securities, of issuers in weak financial condition or experiencing poor operating results that management of the Fund believes are undervalued relative to management's assessment of the current or prospective condition of such issuer. The investment policy of the Fund is based upon the belief that the prices of securities of troubled issuers are often depressed to a greater extent than warranted by the condition of the issuer and that, while investment in such securities involves a high degree of risk, such investments offer the opportunity for significant capital gains. Current income is not necessarily a factor in the selection of investments. There can be no assurance that the objective of the Fund will be realized.

  Pursuant to the Merrill Lynch Select PricingSM System, the Fund offers four classes of shares each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select PricingSM System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances.

                               ----------------

  This Statement of Additional Information of the Fund is not a prospectus and should be read in conjunction with the Prospectus of the Fund, dated November 28, 1995 (the "Prospectus"), which has been filed with the Securities and Exchange Commission and can be obtained, without charge, by calling or by writing the Fund at the above telephone number or address. This Statement of Additional Information has been incorporated by reference into the Prospectus.

                               ----------------

                FUND ASSET MANAGEMENT -- INVESTMENT ADVISER

           MERRILL LYNCH FUNDS DISTRIBUTOR, INC. -- DISTRIBUTOR

                               ----------------

The date of this Statement of Additional Information is November 28, 1995.

                       INVESTMENT OBJECTIVE AND POLICIES

  The investment objective of the Fund is to seek long-term growth of capital by investing in a diversified portfolio of equity and fixed income securities, including municipal securities, of issuers in weak financial condition or experiencing poor operating results that management of the Fund believes are undervalued relative to management's assessment of the current or prospective condition of such issuers. Reference is made to "Investment Objective and Policies" in the Prospectus for a discussion of the investment objective and policies of the Fund.

  The types of securities in which the Fund invests require active monitoring and may, at times, require participation in bankruptcy or reorganization proceedings by the Investment Adviser on behalf of the Fund. To the extent that Fund Asset Management, L.P. (the "Investment Adviser" or "FAM") becomes involved in such proceedings, the Fund may have a more active participation in the affairs of the issuer than that assumed generally by an investor. The Fund, however, will not make investments for the purpose of exercising day-to- day management of any issuer's affairs.

  Portfolio Turnover. Due to the fact that many of the securities in which the Fund invests are unlikely to show significant short-term appreciation, it is anticipated that the portfolio turnover rate ordinarily will be low as measured by traditional standards; however, there may be periods when the portfolio turnover rate will be relatively high. The Fund pays brokerage commissions in connection with purchases and sales of portfolio securities. A high rate of portfolio turnover results in correspondingly greater brokerage commission expenses and may result in increased short-term capital gains or losses. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of U.S. Government securities and of all other securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. The rates of portfolio turnover for the Fund for the fiscal years ended July 31, 1993, 1994 and 1995 were 67.57%, 63.95% and 70.36%, respectively.

  Investment Restrictions. In addition to the investment restrictions set forth in the Prospectus, the Fund has adopted a number of fundamental and non-fundamental investment policies and restrictions. The fundamental policies and restrictions set forth below may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose means the lesser of (a) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (b) more than 50% of the outstanding shares). Unless otherwise provided, all references to the assets of the Fund below are in terms of current market value. The Fund may not:


    1. Make any investment inconsistent with the Fund's classification as a diversified company under the Investment Company Act of 1940, as amended (the "Investment Company Act").

    2. Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

    3. Make investments for the purpose of exercising control or management. (The Fund may, however, from time to time have a controlling interest in a particular issuer, be part of a group holding a controlling interest, or serve on a creditor's committee or otherwise participate in bankruptcy or reorganization proceedings).

    4. Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

    5. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time.

    6. Issue senior securities to the extent such issuance would violate applicable law.

    7. Borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund's investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

    8. Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act of 1933, as amended (the "Securities Act") in selling portfolio securities.

    9. Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

  Under the non-fundamental investment restrictions, the Fund may not:

    a. Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law.

    b. Make short sales of securities or maintain a short position, except to the extent permitted by applicable law. The Fund currently does not intend to engage in short sales, except short sales "against the box".

    c. Invest in securities which cannot be readily resold because of legal or contractual restrictions or which cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its total assets would be invested in such securities. This restriction shall not apply to securities which mature within seven days or securities which the Board of Directors of the Fund has otherwise determined to be liquid pursuant to applicable law. Notwithstanding the 15% limitation herein, to the extent the laws of any state in which the Fund's shares are registered or qualified for sale require a lower limitation, the Fund will observe such limitation. As of the date hereof, therefore, the Fund will not invest more than 10% of its total assets in securities which are subject to this investment restriction (c). Securities purchased in accordance with Rule 144A under the Securities Act (each a "Rule 144A security") and determined to be liquid by the Fund's Board of Directors are not subject to the limitations set forth in this investment restriction
  (c). Notwithstanding the fact that the Board may determine that a Rule 144A security is liquid and not subject to limitations set forth in this investment restriction (c), the State of Ohio does not recognize Rule 144A securities as securities that are free of restrictions as to resale. To the extent required by Ohio law, the Fund will not invest more than 50% of its total assets in securities of issuers that are restricted as to disposition, including Rule 144A securities or in securities of issuers described in (e) below.

    d. Invest in warrants if, at the time of acquisition, its investment in warrants, valued at the lower of cost or market value, would exceed 5% of the Fund's net assets; included within such limitation, but not to exceed 2% of the Fund's net assets, are warrants which are not listed on the New York Stock Exchange or American Stock Exchange or a major foreign exchange. For purposes of this restriction, warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

    e. Invest in securities of companies having a record, together with predecessors, of less than three years of continuous operation, if more than 5% of the Fund's total assets would be invested in such securities. This restriction shall not apply to mortgage-backed securities, asset-backed securities or obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

    f. Purchase or retain the securities of any issuer, if those individual officers and directors of the Fund, the officers and general partner of the Investment Adviser, the directors of such general partner or the officers and directors of any subsidiary thereof each owning beneficially more than one-half of one percent of the securities of such issuer own in the aggregate more than 5% of the securities of such issuer.

    g. Invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or development programs, except that the Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities.

    h. Write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time.

    i. Notwithstanding fundamental investment restriction (7) above, borrow amounts in excess of 20% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares.

  To comply with a state securities law regulation, the Board of Directors of the Fund has adopted a non-fundamental policy, which may be changed by the vote of a majority of the Fund's Directors, that the Fund will not purchase warrants in excess of 5% of its net asset value taken at market value, and of such amount will not purchase warrants in excess of 2% of its net asset value which are not listed on either the New York or American Stock Exchanges or a major foreign exchange. The Fund may, however, acquire warrants in excess of these amounts as part of a restructuring or refinancing involving securities in the Fund's portfolio.

                               ----------------

  Lending of Portfolio Securities. Subject to investment restriction (5) above, the Fund may from time to time lend securities from its portfolio to brokers, dealers and financial institutions and receive collateral in cash or securities issued or guaranteed by the United States Government which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such cash collateral will be invested in short-term securities, which will increase the current income of the Fund. Such loans will be terminable at any time. The Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights to dividends, interest or other distributions. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging such loans. With respect to the lending of portfolio securities, there is the risk of failure by the borrower to return the securities involved in such transactions.

  Writing of Covered Call Options. The Fund may from time to time write, i.e., sell, covered call options on its portfolio securities and enter into closing purchase transactions with respect to certain of such options. A call option is considered covered where the writer of the option owns the underlying securities. By writing a covered call option, the Fund, in return for the premium income realized from the sale of the option, may give up the opportunity to profit from a price increase in the underlying security above the option exercise price. In addition, the Fund will not be able to sell the underlying security until the option expires, is exercised or the Fund effects a closing purchase transaction as described below. A closing purchase transaction cancels out the Fund's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. If the option expires unexercised, the Fund realizes a gain in the amount of the premium received for the option which may be offset by a decline in the market price of the underlying security during the option period. The Fund may not write covered options on underlying securities exceeding 15% of the value of its total assets.

  All options referred to herein and in the Fund's Prospectus are options issued by The Options Clearing Corporation (the "Clearing Corporation") which are currently traded on the Chicago Board Options Exchange, the American Stock Exchange, the Philadelphia Stock Exchange, the Pacific Stock Exchange or the New York Stock Exchange. A call option gives the purchaser of an option the right to buy, and obligates the writer (seller) to sell, the underlying security at the exercise price during the option period. The option period normally ranges from three to nine months from the date the option is written. For writing an option, the Fund receives a premium, which is the price of such option on the exchange on which it is traded. The exercise price of the option may be below, equal to or above the current market value of the underlying security at the time the option is written.

  The writer may terminate its obligation prior to the expiration date of the option by executing a closing purchase transaction which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security, exercise price and expiration date) as the option previously written. Such a purchase does not result in ownership of an option. A closing purchase transaction ordinarily will be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new call option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received on the original option, in which case the Fund will have incurred a loss in the transaction. An option may be closed out only on an exchange which provides secondary market for an option of the same series and there is no assurance that a secondary market will exist for any particular option. A covered option writer unable to effect a closing purchase transaction will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise, with the result that the writer will be subject to the risk of market decline in the underlying security during such period. The Fund will write an option on a particular security only if management believes that a liquid secondary market will exist on an exchange for options of the same series which will permit the Fund to make a closing purchase transaction in order to close out its position.

  Due to the relatively short time that exchanges have been dealing with options, options involve risks of possible unforeseen events which can be disruptive to the option markets or could result in the institution of certain procedures, including restriction of certain types of orders.

  Investment in Foreign Issuers. The Fund may invest up to 25% of its total assets in securities of foreign issuers. Investments in securities of foreign issuers involve certain risks, including fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. In addition, foreign companies are not subject to accounting, auditing and financial reporting standards and requirements comparable to those of U.S. companies. The foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due the settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. To the extent such investments are subject to withholding or other taxes or to regulations relating to repatriation of assets, the Fund's distributable income will be reduced. The prices of securities in different countries may be subject to different economic, financial, political and social factors.

  Because of the affiliation of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") with the Fund, the Fund is prohibited from engaging in certain transactions involving Merrill Lynch except pursuant to a permissive order or otherwise in compliance with the provisions of the Investment Company Act and the rules and regulations thereunder. Included among such restricted transactions are purchases from or sales to Merrill Lynch of securities in transactions in which it acts as principal and purchases of securities from underwriting syndicates of which Merrill Lynch is a member.

                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

  The Directors and executive officers of the Fund, their ages and their principal occupations for at least the last five years are set forth below. Unless otherwise noted, the address of each executive officer and Director is P.O. Box 9011, Princeton, New Jersey 08543-9011.

  Arthur Zeikel (63)--President and Director(1)(2)--President of the Investment Adviser (which term as used herein includes its corporate predecessors) since 1977; President of MLAM (which term as used herein includes its corporate predecessors) since 1977; President and Director of Princeton Services, Inc. ("Princeton Services") since 1993; Executive Vice President of ML&Co. since 1990; Executive Vice President of Merrill Lynch since 1990 and Senior Vice President from 1985 to 1990; and Director of Merrill Lynch Funds Distributor, Inc. (the "Distributor").

  Joe Grills (60)--Director(2)--183 Soundview Lane, New Canaan, Connecticut 06840. Member of the Committee of Investment of Employee Benefit Assets of the Financial Executives Institute ("CIEBA") since 1986; member of CIEBA's Executive Committee since 1988 and its Chairman from 1991 to 1992; Assistant Treasurer of International Business Machines Incorporated ("IBM") and Chief Investment Officer of IBM Retirement Funds from 1986 until 1993; Member of the Investment Advisory Committee of the State of New York Common Retirement Fund; Director, Duke Management Company; Director, LaSalle Street Fund.

  Walter Mintz (66)--Director(2)--1114 Avenue of the Americas, New York, New York 10036. Special Limited Partner of Cumberland Associates (investment partnership) since 1982.

  Melvin R. Seiden (64)--Director(2)--780 Third Avenue, Suite 2502, New York, New York 10017. President of Silbanc Properties, Ltd. (real estate, investment and consulting) since 1987; Chairman and President of Seiden & de Cuevas, Inc. (private investment firm) from 1964 to 1987.

  Stephen B. Swensrud (62)--Director(2)--24 Federal Street, Boston, Massachusetts 02110. Principal of Fernwood Associates (financial consultants).

  Harry Woolf (72)--Director(2)--The Institute for Advanced Study, Olden Lane, Princeton, New Jersey 08540. Member of the editorial board of Interdisciplinary Science Reviews; Director, Alex. Brown Mutual Funds; Director, Advanced Technology Laboratories, Family Health International and SpaceLabs Medical (medical equipment manufacturing and marketing).

  Terry K. Glenn (55)--Executive Vice President(1)(2)--Executive Vice President of the Investment Adviser and MLAM since 1983; Executive Vice President and Director of Princeton Services since 1993; President of the Distributor since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.

  Norman R. Harvey (62)--Senior Vice President(1)(2)--Senior Vice President of the Investment Adviser and MLAM since 1982; Senior Vice President of Princeton Services since 1993.

  Robert J. Martorelli (38)--Vice President--Vice President of MLAM since 1987; Fund Analyst with MLAM from 1985 to 1987 and Portfolio Manager since 1987; Senior Security Analyst for First Investors Management Co., Inc. from 1983 to 1985; and Senior Analyst for the National Association of Insurance Commissioners from 1981 to 1983.

  Donald C. Burke (35)--Vice President(1)(2)--Vice President and Director of Taxation of MLAM since 1990; Employee of Deloitte & Touche llp from 1982 to 1990.

  Gerald M. Richard (46)--Treasurer(1)(2)--Senior Vice President and Treasurer of the Investment Adviser and MLAM since 1984; Senior Vice President and Treasurer of Princeton Services since 1993; Treasurer of the Distributor since 1984 and Vice President since 1981.

  Robert Harris (43)--Secretary(1)(2)--Vice President of MLAM since 1984 and attorney associated with MLAM since 1980; Secretary of the Distributor since 1982.
--------
(1) Interested person, as defined in the Investment Company Act, of the Fund.
(2) Such Director or officer is a director, officer or member of an advisory board of certain other investment companies for which the Investment Adviser or MLAM acts as investment adviser.

  At October 31, 1995, the Directors and officers of the Fund as a group (12 persons) owned an aggregate of less than 1% of the outstanding shares of the Fund and owned an aggregate of less than 1/4 of 1% of the outstanding shares of Common Stock of ML&Co.

  Pursuant to the terms of the Fund's investment advisory agreement with the Investment Adviser (the "Investment Advisory Agreement"), the Investment Adviser pays all compensation of officers and employees of the Fund as well as the fees of all Directors of the Fund who are affiliated persons of the Investment Adviser or any of its affiliates. The Fund pays each Director not affiliated with the Investment Adviser an annual fee of $5,000, plus $250 for each board meeting attended and actual out-of-pocket expenses relating to attendance at such meetings, and each Audit Committee member an annual fee of $1,000 plus $500 per Committee meeting attended. Fees and expenses paid to the unaffiliated Directors aggregated $53,498 for the year ended July 31, 1995.

  The following table sets forth for the fiscal year ended July 31, 1995 compensation paid by the Fund to the non-interested Directors and for the calendar year ended December 31, 1994, the aggregate compensation paid by all investment companies (including the Fund) advised by the Investment Adviser and its affiliate, MLAM ("MLAM/FAM-Advised Funds") to the non-interested
Directors:

                                                                  AGGREGATE
                                               PENSION OR       COMPENSATION
                                               RETIREMENT       FROM FUND AND
                                            BENEFITS ACCRUED  MLAM/FAM-ADVISED
                              COMPENSATION     AS PART OF       FUNDS PAID TO
DIRECTOR                      FROM THE FUND   FUND EXPENSE   TRUSTEE/DIRECTOR(1)
--------                      ------------- ---------------- -------------------
Joe Grills...................    $9,750           None            $190,383
Walter Mintz.................    $9,750           None            $157,325
Melvin R. Seiden.............    $9,750           None            $157,325
Stephen B. Swensrud..........    $9,750           None            $165,325
Harry Woolf..................    $9,750           None            $157,325

--------

(1) In addition to the Fund, the Directors serve on the boards of other MLAM/FAM-Advised Funds as follows: Joe Grills (36 funds and portfolios), Walter Mintz (36 funds and portfolios), Melvin R. Seiden (36 funds and portfolios), Stephen B. Swensrud (46 funds and portfolios), and Harry Woolf (36 funds and portfolios).

MANAGEMENT AND ADVISORY ARRANGEMENTS

  Reference is made to "Management of the Fund--Management and Advisory Arrangements" in the Prospectus for certain information concerning the management and advisory arrangements of the Fund.

  The Investment Advisory Agreement provides that, subject to the direction of the Board of Directors of the Fund, the Investment Adviser is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser, subject to review by the Board of Directors. The Investment Adviser provides the portfolio managers for the Fund, who consider analyses from various sources, make the necessary investment decisions and place transactions accordingly. The Investment Adviser is also obligated to perform certain administrative and management services for the Fund and is required to provide all the office space, facilities, equipment and personnel necessary to perform its duties under the Investment Advisory Agreement.

  Securities held by the Fund may also be held by, or be appropriate investments for, other funds for which the Investment Adviser or MLAM acts as an adviser or by investment advisory clients of MLAM. Because of different objectives or other factors, a particular security may be brought for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for the Fund or other funds for which they act as investment adviser or for their advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or MLAM during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

  The State of California imposes limitations on the expenses of the Fund. At the date of this Statement of Additional Information, these annual expense limitations require that the Investment Adviser reimburse the Fund in any amount necessary to prevent the Fund's aggregate ordinary operating expenses (excluding interest, taxes, brokerage fees and commissions, distribution fees and extraordinary charges such as litigation costs) from exceeding in any fiscal year 2.5% of the Fund's first $30 million of average daily net assets, 2.0% of the next $70 million of average daily net assets and 1.5% of the remaining average daily net assets. The Investment Adviser's obligation to reimburse the Fund is limited to the amount of the investment advisory fee. No payment will be made to the Investment Adviser during any fiscal year which will cause such expenses to exceed the most restrictive expense limitation at the time of such payment. The Investment Adviser was not required to reimburse the Fund pursuant to the applicable expense limitation provisions during the fiscal year ended July 31, 1995.

  Under the terms of the Investment Advisory Agreement, the Fund pays the Investment Adviser a monthly advisory fee at the annual rate of 1.0% of the average daily net assets of the Fund. However, the Investment Adviser has voluntarily agreed to waive a portion of its advisory fee so that such fee is equal to 1.00% of average daily net assets not exceeding $500 million; 0.95% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.90% of average daily net assets in excess of $1 billion. This fee is higher than that of most mutual funds, but the Fund believes it is justified by the high degree of care that must be given to the initial selection and continuous supervision of the types of securities in which the Fund invests. The State of California imposes limitations on the expenses of the Fund. These limitations require that the Investment Adviser reimburse the Fund if, during the Fund's fiscal year, ordinary operating expenses exceed 2.5% of the Fund's first $30 million of average daily net assets, 2.0% of the next $70 million of average daily net assets and 1.5% of the remaining average daily net assets. Expenses not covered by this limitation are interest, taxes, brokerage commissions and other items such as extraordinary legal expenses. No fee payment will be made to the Investment Adviser during any fiscal year which will cause such expenses to exceed the pro rata expense limitation at the time of such payment. For the fiscal years ended July 31, 1993, 1994 and 1995, the total advisory fees paid by the Fund to the Investment Adviser were $3,031,663, $5,188,122 and $6,445,583, respectively. During these periods, the Investment Adviser made no reimbursement of expenses to the Fund in respect of the applicable expense limitation provisions.

  The Investment Advisory Agreement obligates the Investment Adviser to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the fees of all Directors of the Fund who are affiliated persons of ML & Co. or any of its affiliates. The Fund pays all other expenses incurred in the operation of the Fund, including, among other things, taxes, expenses for legal and auditing services, costs of printing proxies, stock certificates, shareholder reports, prospectuses and statements of additional information (except to the extent paid by the Distributor), charges of the custodian and transfer agent, expenses of redemption of shares, Securities and Exchange Commission fees, expenses of registering the shares under Federal and state securities laws, fees and expenses of unaffiliated Directors, accounting and pricing costs (including the daily calculation of net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or nonrecurring expenses, and other expenses properly payable by the Fund. The Distributor pays the promotional expenses of the Fund incurred in connection with the continuous offering of shares by the Fund. See "Purchase of Shares--Distribution Plans".

  The Investment Adviser is a limited partnership, the partners of which are ML & Co. and Princeton Services. ML & Co. and Princeton Services are "controlling persons" of the Investment Adviser as defined under the Investment Company Act because of their ownership of its voting securities or their power to exercise a controlling influence over its management or policies.

  Duration and Termination. Unless earlier terminated as described herein, the Investment Advisory Agreement will remain in effect from year to year if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contracts or interested persons (as defined in the Investment Company Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

                               PURCHASE OF SHARES

  Reference is made to "Purchase of Shares" in the Prospectus for certain information as to the purchase of Fund shares.

ALTERNATIVE SALES ARRANGEMENTS

  The Fund issues four classes of shares under the Merrill Lynch Select PricingSM System: shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives, and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Each Class A, Class B, Class C and Class D share of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees, and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. Class B, Class C and Class D shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid. Each class has different exchange privileges. See "Shareholder Services--Exchange Privilege".

  The Merrill Lynch Select PricingSM System is used by more than 50 mutual funds advised by MLAM or its affiliate, the Investment Adviser. Funds advised by MLAM or the Investment Adviser which use the Merrill Lynch Select Pricing SM System are referred to herein as "MLAM-advised mutual funds".

  The Fund has entered into separate Distribution Agreements with the Distributor in connection with the continuous offering of each class of shares of the Fund (the "Distribution Agreements"). The Distribution Agreements obligate the Distributor to pay certain expenses in connection with the offering of each class of shares of the Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreements are subject to the same renewal requirements and termination provisions as the Investment Advisory Agreement described above.

INITIAL SALES CHARGE ALTERNATIVE--CLASS A AND CLASS D SHARES

  The gross sales charge for the sale of Class A shares for the fiscal year ended July 31, 1995 was $208,396, of which the Distributor received $12,173 and Merrill Lynch received $196,223 as a selected dealer. The gross sales charge for the sale of Class A shares for the fiscal year ended July 31, 1994 was $970,651, of which the Distributor received $64,117 and Merrill Lynch received $906,534 as a selected dealer. The gross sales charge for the sale of Class A shares for the fiscal year ended July 31, 1993 was $591,022, of which the Distributor received $32,539 and Merrill Lynch received $558,438 as a selected dealer. For the period October 21, 1994 (commencement of operations) to July 31, 1995, the gross sales charge for the sale of Class D shares was $163,110, of which the Distributor received $9,543 and Merrill Lynch received $153,567 as a selected dealer, of which $1,717 was voluntarily waived. For information as to brokerage commissions received by Merrill Lynch, see "Portfolio Transactions and Brokerage".

  The term "purchase", as used in the Prospectus and this Statement of Additional Information in connection with an investment in Class A and Class D shares of the Fund refers to a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his spouse and their children under the age of 21 years purchasing shares for his or their own account and single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account although more than one beneficiary is involved. The term "purchase" also includes purchases by any "company", as that term is defined in the Investment Company Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount; provided, however, that it shall not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

  Closed-End Fund Investment Option. Class A shares of the Fund and other MLAM-advised mutual funds ("Eligible Class A Shares") are offered at net asset value to shareholders of certain closed-end funds advised by MLAM or the Investment Adviser who purchased such closed-end fund shares prior to October 21, 1994 (the date the Merrill Lynch Select Pricing SM System commenced operations) and wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in Eligible Class A or Class D Shares, if the conditions set forth below are satisfied. Alternatively, closed-end fund shareholders who purchased such shares on or after October 21, 1994 and wish to reinvest the net proceeds from a sale of their closed-end fund shares are offered Class A shares (if eligible to buy Class A shares) or Class D shares of the Fund and other MLAM-advised mutual funds ("Eligible Class D Shares"), if the following conditions are met. First, the sale of the closed-end fund shares must be made through Merrill Lynch, and the net proceeds therefrom must be immediately reinvested in Eligible Class A Shares. Second, the closed-end fund shares must either have been acquired in the initial public offering or be shares representing dividends from shares of common stock acquired in such offering. Third, the closed-end fund shares must have been continuously maintained in a Merrill Lynch securities account. Fourth, there must be a minimum purchase of $250 to be eligible for the investment option. Class A shares of the Fund are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. ("Senior Floating Rate Fund") who wish to reinvest the net proceeds from a sale of certain of their shares of common stock of Senior Floating Rate Fund in shares of the Fund. In order to exercise this investment option, Senior Floating Rate Fund shareholders must sell their Senior Floating Rate Fund shares to the Senior Floating Rate Fund in connection with a tender offer conducted by the Senior Floating Rate Fund and reinvest the proceeds immediately in the Fund. This investment option is available only with respect to the proceeds of Senior Floating Rate Fund shares as to which no Early Withdrawal Charge (as defined in the Senior Floating Rate Fund prospectus) is applicable. Purchase orders from Senior Floating Rate Fund shareholders wishing to exercise this investment option will be accepted only on the day that the related Senior Floating Rate Fund tender offer terminates and will be effected at the net asset value of the Fund at such day. Similarly, Class D shares of the Fund are offered at net asset value to shareholders of Merrill Lynch Municipal Strategy Fund, Inc. ("Municipal Strategy Fund") who wish to purchase shares of the Fund with the net proceeds from a sale of certain of their shares of common stock of Municipal Strategy Fund pursuant to a tender offer by Municipal Strategy Fund. This investment option is available only with respect to the proceeds of Municipal Strategy Fund shares as to which no CDSC (as defined in the Municipal Strategy Fund prospectus) is applicable.

REDUCED INITIAL SALES CHARGES

  Right of Accumulation. The reduced sales charges are applicable through a right of accumulation under which eligible investors are permitted to purchase shares of the Fund subject to an initial sales charge at the offering price applicable to the total of (a) the public offering price of the shares then being purchased plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of the purchaser's combined holdings of all classes of the shares of the Fund and of other MLAM-advised mutual funds. For any such right of accumulation to be made available, the Distributor must be provided at the time of purchase, by the purchaser or the purchaser's securities dealer, with sufficient information to permit confirmation of qualification, and acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time. Shares held in the name of a nominee or custodian under pension, profit-sharing, or other employee benefit plans may not be combined with other shares to qualify for the right of accumulation.

  Letter of Intention. Reduced sales charges are applicable to purchases aggregating $25,000 or more of the Class A or Class D shares of the Fund or other MLAM-advised mutual funds made within a thirteen-month period starting with the first purchase pursuant to a Letter of Intention in the form provided in this Prospectus. The Letter of Intention is available only to investors whose accounts are maintained at the Fund's Transfer Agent. The Letter of Intention is not available to employee benefit plans for which Merrill Lynch provides plan-participant record-keeping services. The Letter of Intention is not a binding obligation to purchase any amount of Class A or Class D shares; however its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intention may be included under a subsequent Letter of Intention executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90-day period. The value of Class A and Class D shares of the Fund and of other MLAM-advised mutual funds presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the Letter of Intention, may be included as a credit toward the completion of such Letter, but the reduced sales charge applicable to the amount covered by such Letter will be applied only to new purchases. If the total amount of shares purchased does not equal the amount stated in the Letter of Intention (minimum of $25,000), the investor will be notified and must pay, within 20 days of the expiration of such Letter, the difference between the sales charge on the Class A or Class D shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter. Class A or Class D shares equal to five percent of the intended amount will be held in escrow during the thirteen-month period (while remaining registered in the name of the purchaser) for this purpose. The first purchase under the Letter of Intention must be at least five percent of the dollar amount of such Letter. If a purchase during the term of such Letter would otherwise be subject to a further reduced sales charge based on the right of accumulation, the purchaser will be entitled on that purchase and subsequent purchases to that further reduced percentage sales charge, but there will be no retroactive reduction of the sales charges on any previous purchase. The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intention will be deducted from the total purchases made under such Letter. An exchange from a MLAM-advised money market fund into the Fund that creates a sales charge will count toward completing a new or existing Letter of Intention from the Fund.

  Merrill Lynch Blueprint SM Program. Class D shares of the Fund are offered to participants in the Merrill Lynch Blueprint SM Program ("Blueprint"). In addition, participants in Blueprint who own Class A shares of the Fund may purchase additional Class A shares of the Fund through Blueprint. The Blueprint program is directed to small investors, group IRAs and participants in certain affinity groups such as credit unions, trade associations and benefit plans. Investors placing orders to purchase Class A or Class D shares of the Fund through Blueprint will acquire the Class A or Class D shares at net asset value per share plus a sales charge calculated in accordance with the Blueprint sales charge schedule (i.e., up to $300 at 4.25%, $300.01 to $5,000 at 3.25% plus $3.00 and
$5,000.01 or more at the standard sales charge rates disclosed in the Prospectus). In addition, Class D shares of the Fund are being offered at net asset value per share plus a sales charge of 1/2 of 1% for corporate or group IRA programs placing orders to purchase their Class A or Class D shares through Blueprint. Services, including the exchange privilege, available to Class A and Class D investors through Blueprint, however, may differ from those available to other investors in Class A or Class D shares.

  Class A and Class D shares are offered at net asset value to Blueprint participants through the Merrill Lynch Directed IRA Rollover Program (the "IRA Rollover Program") available from Merrill Lynch Business Financial Services, a business unit of Merrill Lynch. The IRA Rollover Program is available to custodian rollover assets from Employer Sponsored Retirement and Savings Plans (as defined below) whose Trustee and/or Plan Sponsor has entered into a Merrill Lynch Directed IRA Rollover Program Service Agreement.

  Orders for purchases and redemptions of Class A or Class D shares of the Fund may be grouped for execution purposes which, in some circumstances, may involve the execution of such orders two business days following the day such orders are placed. The minimum initial purchase price is $100, with a $50 minimum for subsequent purchases through Blueprint. There are no minimum initial or subsequent purchase requirements for participants who are part of an automatic investment plan. Additional information concerning purchases through Blueprint, including any annual fees and transaction charges, is available from Merrill Lynch, Pierce, Fenner & Smith Incorporated, The Blueprint SM Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441.

  Employee Access Accounts SM. Class A or Class D shares are offered at net asset value to Employee Access Accounts available through employers that provide employer sponsored retirement or savings plans that are eligible to purchase such shares at net asset value. The initial minimum for such accounts is $500, except that the initial minimum for shares purchased for such accounts pursuant to the Automatic Investment Program is $50.

  TMA SM Managed Trusts. Class A shares are offered to TMA SM Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services at net asset value.

  Employer Sponsored Retirement and Savings Plans. Class A and Class D shares are offered at net asset value to employer sponsored retirement or savings plans, such as tax qualified retirement plans within the meaning of Section 401(a) of the Code, deferred compensation plans within the meaning of Section 403(b) and 457 of the Code, other deferred compensation arrangements, Voluntary Employee Benefits Association ("VEBA") plans, and non-qualified After Tax Savings and Investment programs, maintained on the Merrill Lynch Group Employee Services system, herein referred to as "Employer Sponsored Retirement or Savings Plans", provided the plan has accumulated $20 million or more in MLAM-advised mutual funds (in the case of Class A shares) or $5 million or more in MLAM-advised mutual funds (in the case of Class D shares). Class D shares may be offered at net asset value to new Employer Sponsored Retirement or Savings Plans, provided the plan has $3 million or more initially invested in MLAM-advised mutual funds. Assets of Employer Sponsored Retirement or Savings Plans sponsored by the same sponsor or an affiliated sponsor may be aggregated. Class A shares and Class D shares also are offered at net asset value to Employer

Sponsored Retirement or Savings Plans that have at least 1,000 employees eligible to participate in the plan (in the case of Class A shares) or between 500 and 999 employees eligible to participate in the plan (in the case of Class D shares). Employees eligible to participate in Employer Sponsored Retirement or Savings Plans of the same sponsoring employer or its affiliates may be aggregated. Tax qualified retirement plans within the meaning of Section 401(a) of the Code meeting any of the foregoing requirements and which are provided specialized services (e.g., plans whose participants may direct on a daily basis their plan allocations among a wide range of investments including individual corporate equities and other securities in addition to mutual fund shares) by Blueprint, are offered Class A or Class D shares at a price equal to net asset value per share plus a reduced sales charge of 0.50%. Any Employer Sponsored Retirement or Savings Plan which does not meet the above described qualifications to purchase Class A or Class D shares at net asset value has the option of (i) purchasing Class A shares at the initial sales charge schedule and possible CDSC schedule disclosed in the Prospectus if it is otherwise eligible to purchase Class A shares, (ii) purchasing Class D shares at the initial sales charge and possible CDSC schedule disclosed in the Prospectus,
(iii) if the Employer Sponsored Retirement or Savings Plan meets the specified requirements, purchasing Class B shares with a waiver of the CDSC upon redemption, or if the Employer Sponsored Retirement or Savings Plan does not qualify to purchase Class B shares with a waiver of the CDSC upon redemption, purchasing Class C shares at the CDSC schedule disclosed in the Prospectus. The minimum initial and subsequent purchase requirements are waived in connection with all the above referenced Employer Sponsored Retirement or Savings Plans.

  Purchase Privileges of Certain Persons. Directors of the Fund, members of the Boards of other MLAM-advised investment companies, directors and employees of ML&Co. and its subsidiaries (the term "subsidiaries", when used herein with respect to Merrill Lynch & Co., Inc., includes MLAM, FAM and certain other entities directly or indirectly wholly-owned and controlled by Merrill Lynch & Co., Inc.), and any trust, pension, profit-sharing or other benefit plan for such persons, may purchase Class A shares of the Fund at net asset value.

  Class D shares of the Fund will be offered at net asset value, without a sales charge, to an investor who has a business relationship with a financial consultant who joined Merrill Lynch from another investment firm within six months prior to the date of purchase by such investor, if the following conditions are satisfied: first, the investor must advise Merrill Lynch that he or she will purchase Class D shares of the Fund with proceeds from a redemption of a mutual fund that was sponsored by the financial consultant's previous firm and was subject to a sales charge either at the time of purchase or on a deferred basis; and second, the investor also must establish that such redemption had been made within 60 days prior to the investment in the Fund, and the proceeds from the redemption had been maintained in the interim in cash or a money market fund.

  Class D shares of the Fund are also offered at net asset value, without a sales charge, to an investor who has a business relationship with a Merrill Lynch financial consultant and who has invested in a mutual fund sponsored by a non-Merrill Lynch company for which Merrill Lynch has served as a selected dealer and where Merrill Lynch has either received or given notice that such arrangement will be terminated ("notice"), if the following conditions are satisfied: first, the investor must purchase Class D shares of the Fund with proceeds from a redemption of shares of such other mutual fund and the shares of such other fund were subject to a sales charge either at the time of purchase or on a deferred basis; and second, such purchase of Class D shares must be made within 90 days after such notice.

  Class D shares of the Fund are offered at net asset value, without a sales charge, to an investor who has a business relationship with a Merrill Lynch financial consultant and who has invested in a mutual fund for which Merrill Lynch has not served as a selected dealer if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from the redemption of such shares of other mutual funds and that such shares have been outstanding for a period of no less than six months; and second, such purchase of Class D shares must be made within 60 days after the redemption and the proceeds from the redemption must be maintained in the interim in cash or a money market fund.

  Acquisition of Certain Investment Companies. The public offering price of Class D shares may be reduced to the net asset value per Class D share in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company. The value of the assets or company acquired in a tax-free transaction may in appropriate cases be adjusted to reduce possible adverse tax consequences to the Fund which might result from an acquisition of assets having net unrealized appreciation which is disproportionately higher at the time of acquisition than the realized or unrealized appreciation of the Fund. The issuance of Class D shares for consideration other than cash is limited to bona fide reorganizations, statutory mergers or other acquisitions of portfolio securities which (i) meet the investment objectives and policies of the Fund;
(ii) are acquired for investment and not for resale (subject to the understanding that the disposition of the Fund's portfolio securities shall at all times remain within its control); and (iii) are liquid securities, the value of which is readily ascertainable, which are not restricted as to transfer either by law or liquidity of market (except that the Fund may acquire through such transactions restricted or illiquid securities to the extent the fund does not exceed the applicable limits on acquisition of such securities set forth under "Investment Objective and Policies" herein).

  Reductions in or exemptions from the imposition of a sales load are due to the nature of the investors and/or the reduced sales efforts that will be needed in obtaining such investments.

DISTRIBUTION PLANS

  Reference is made to "Purchase of Shares--Distribution Plans" in the Prospectus for certain information with respect to the separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the Investment Company Act (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes.

  Payments of the account maintenance fees and/or distribution fees are subject to the provisions of Rule 12b-1 under the Investment Company Act. Among other things, each Distribution Plan provides that the Distributor shall provide and the Directors shall review quarterly reports of the disbursement of the account maintenance fees and/or distribution fees paid to the Distributor. In their consideration of each Distribution Plan, the Directors must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Fund and its related class of shareholders. Each Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of Directors who are not "interested persons" of the Fund, as defined in the Investment Company Act (the "Independent Directors"), shall be committed to the discretion of the Independent Directors then in office. In approving each Distribution Plan in accordance with Rule 12b-1, the Independent Directors concluded that there is a reasonable likelihood that such Distribution Plan will benefit the Fund and its related class of shareholders. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the Independent Directors or by the vote of the holders of a majority of the outstanding related class of voting securities of the Fund. A Distribution Plan cannot be amended to increase materially the amount to be spent by the Fund without the approval of the related class of shareholders, and all material amendments are required to be approved by the vote of the Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in such Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Fund preserve copies of each Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of such Distribution Plan or such report, the first two years in an easily accessible place.

LIMITATIONS ON THE PAYMENT OF DEFERRED SALES CHARGES

  The maximum sales charge rule in the Rules of Fair Practice of the National Association of Securities Dealers, Inc. ("NASD") imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B and Class C shares but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to Class B shares, and any CDSCs will be paid to the Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payment in excess of the amount payable under the NASD formula will not be made.

  The following table sets forth comparative information as of July 31, 1995 with respect to the Class B and Class C shares of the Fund indicating the maximum allowable payments that can be made under the NASD maximum sales charge rule and, with respect to Class B shares, the Distributor's voluntary maximum for the period October 21, 1988 (commencement of operations) to July 31, 1995.

                                             DATA CALCULATED AS OF JULY 31, 1995
                         ---------------------------------------------------------------------------
                                                       (IN THOUSANDS)
                                                                                           ANNUAL
                                                                                        DISTRIBUTION
                                            ALLOWABLE             AMOUNTS                  FEE AT
                         ELIGIBLE AGGREGATE  INTEREST  MAXIMUM   PREVIOUSLY   AGGREGATE CURRENT NET
                          GROSS     SALES   ON UNPAID  AMOUNT     PAID TO      UNPAID      ASSET
                         SALES(1)  CHARGES  BALANCE(2) PAYABLE DISTRIBUTOR(3)  BALANCE    LEVEL(4)
                         -------- --------- ---------- ------- -------------- --------- ------------
CLASS B
Under NASD Rule as
 Adopted................ $425,013  $26,563    $4,766   $31,329    $10,515      $20,814     $3,111
Under Distributor's
 Voluntary Waiver....... $425,013  $28,688    $2,125   $30,813    $10,515      $18,173     $3,111

                                             DATA CALCULATED AS OF JULY 31, 1995
                         ---------------------------------------------------------------------------
                                                       (IN THOUSANDS)
                                                                                           ANNUAL
                                                                                        DISTRIBUTION
                                            ALLOWABLE             AMOUNTS                  FEE AT
                         ELIGIBLE AGGREGATE  INTEREST  MAXIMUM   PREVIOUSLY   AGGREGATE CURRENT NET
                          GROSS     SALES   ON UNPAID  AMOUNT     PAID TO      UNPAID      ASSET
                         SALES(1)  CHARGES  BALANCE(2) PAYABLE DISTRIBUTOR(3)  BALANCE    LEVEL(4)
                         -------- --------- ---------- ------- -------------- --------- ------------
CLASS C
Under NASD Rule as
 Adopted................ $10,593    $662       $27      $689        $40         $649        $88

--------

(1) Purchase price of all eligible Class B shares sold since October 21, 1988 (commencement of operations) and all eligible Class C shares sold since October 21, 1994 (commencement of operations) other than shares acquired through dividend reinvestment and the exchange privilege.
(2) Interest is computed on a monthly basis based upon the prime rate, as reported in The Wall Street Journal, plus 1.0% as permitted under the NASD Rule.

(3) Consists of CDSC payments, distribution fee payments and accruals. Of the distribution fee payments made with respect to Class B shares prior to July 6, 1993 under the distribution plan in effect at that time, at a 1.0% rate, 0.75% of average daily net assets has been treated as a distribution fee and 0.25% of average daily net assets has been deemed to have been a service fee and not subject to the NASD maximum sales charge rule. See "Purchase of Shares--Distribution Plans" in the Prospectus.

(4) Provided to illustrate the extent to which the current level of distribution fee payments (not including any CDSC payments) is amortizing the unpaid balance. No assurance can be given that payments of the distribution fee will reach either the NASD maximum or, with respect to the Class B shares, the voluntary maximum.

                             REDEMPTION OF SHARES

  Reference is made to "Redemption of Shares" in the Prospectus for certain information as to the redemption and repurchase of Fund shares.

  The right to redeem shares or to receive payment with respect to any such redemption may be suspended only for any period during which trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or such Exchange is closed (other than customary weekend and holiday closings), for any period during which an emergency exists as defined by the Commission as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, and for such other periods as the Securities and Exchange Commission may by order permit for the protection of shareholders of the Fund.

DEFERRED SALES CHARGE--CLASS B AND CLASS C SHARES

  As discussed in the Prospectus under "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares", while Class B shares redeemed within four years of purchase are subject to a CDSC under most circumstances, the charge is waived on redemptions of Class B shares in connection with certain post-retirement withdrawals from an Individual Retirement Account ("IRA") or other retirement plan on redemptions of Class B shares or following the death or disability of a Class B shareholder. Redemptions for which the waiver applies are: (a) any partial or complete redemption in connection with a distribution following retirement under a tax-deferred retirement plan or attaining age 59 1/2 in the case of an IRA or other retirement plan or part of a series of equal periodic payments (not less frequently than annually) made for the life (or life expectancy), or any redemption resulting from the tax-free return of an excess contribution to an IRA; or (b) any partial or complete redemption following the death or disability (as defined in the Code) of a Class B shareholder (including one who owns the Class B shares as joint tenant with his or her spouse), provided the redemption is requested within one year of the death or initial determination of disability. For the fiscal years ended July 31, 1993, 1994 and 1995 the Distributor received CDSCs of $196,008, $312,454 and $594,796, respectively, with respect to redemptions of Class B shares, all of which was paid to Merrill Lynch. For the fiscal period October 21, 1994 (commencement of operations of Class C shares) to July 31, 1995, the Distributor received CDSCs of $3,586 with respect to redemptions of Class C shares, all of which was paid to Merrill Lynch.

  Merrill Lynch Blueprint SM Program. Class B shares are offered to certain participants in the Merrill Lynch Blueprint SM Program ("Blueprint"). Blueprint is directed to small investors, group IRAs and participants in certain affinity groups such as trade associations and credit unions. Class B shares of the Fund are offered through Blueprint only to members of certain affinity groups. The CDSC is waived in connection with purchase orders placed through Blueprint by members of such affinity groups. Services, including the exchange privilege, available to Class B Investors through Blueprint, however, may differ from those available to other Class B investors. Orders for purchases and redemptions of Class B shares of the Fund will be grouped for execution purposes which, in some circumstances, may involve the execution of such orders two business days following the day such orders are placed. The minimum initial purchase price is $100, with a $50 minimum for subsequent purchases through Blueprint. There is no minimum initial or subsequent purchase requirement for investors who are part of a Blueprint automatic investment plan. Additional information concerning these Blueprint programs, including any annual fees or transaction charges, is available from Merrill Lynch, Pierce, Fenner & Smith Incorporated, The Blueprint SM Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441.

  Retirement Plans. Any Retirement Plan which does not meet the qualifications to purchase Class A or Class D shares at net asset value has the option of purchasing Class A or Class D shares at the sales charge schedule disclosed in the Prospectus, or if the Retirement Plan meets the following requirements, then it may purchase Class B shares with a waiver of the CDSC upon redemption. The CDSC is waived for any Eligible 401(k) Plan redeeming Class B shares. The CDSC is also waived for redemptions from 401(a) plans qualified under the Code, provided, however, such plan has the same or an affiliated sponsoring employer as an Eligible 401(k) Plan purchasing Class B shares of MLAM-advised mutual funds ("Eligible 401(a) Plan"). Other tax qualified retirement plans within the meaning of Section 401(a) and 403(b) of the Code which are provided specialized services (e.g., plans whose participants may direct on a daily basis their plan allocations among a menu of investments) by independent administration firms contracted through Merrill Lynch also may purchase Class B shares with a waiver of the CDSC. The CDSC is also waived for any Class B shares which are purchased by an Eligible 401(k) Plan or Eligible 401(a) Plan and are rolled over into a Merrill Lynch or Merrill Lynch Trust Company custodied IRA and held in such account at the time of redemption. "Eligible 401(k) Plan" is defined as a retirement plan qualified under Section 401(k) of the Code with a salary reduction feature offering a menu of investments to plan participants. The CDSC is also waived for any Class B shares which are purchased by a Merrill Lynch rollover IRA that was funded by a rollover from a terminated 401(k) plan managed by the MLAM Private Portfolio Group and held in such account at the time of redemption. The minimum initial and subsequent purchase requirements are waived in connection with all the above referenced Retirement Plans.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

  Subject to policies established by the Board of Directors of the Fund, the Investment Adviser is responsible for the Fund's portfolio decisions and placing the Fund's portfolio transactions. With respect to such transactions, the Investment Adviser seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission or spread available. Transactions with respect to the securities of companies in weak financial condition or experiencing poor operating results in which the Fund may invest may involve specialized services on the part of the broker or dealer and thereby entail higher commissions or spreads than would be the case with transactions involving more widely traded securities of less troubled companies. The Fund has no obligation to deal with any broker in the execution of transactions for its portfolio securities. In addition, consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., the Investment Adviser may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund.

  The Fund has been informed by Merrill Lynch that it will in no way, at any time, attempt to influence or control the placing by the Investment Adviser or by the Fund of orders for brokerage transactions. Brokers and dealers, including Merrill Lynch, who provide supplemental investment research (such as securities and economic research and market forecasts) to the Investment Adviser may receive orders for transactions by the Fund. Supplemental investment research received by the Investment Adviser may also be used in connection with other investment advisory accounts of the Investment Adviser and its affiliates. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Investment Advisory Agreement with the Fund, and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Whether or not a particular broker-dealer sells shares of the Fund neither qualifies nor disqualifies such broker-dealer to execute transactions for the Fund.

  For the fiscal year ended July 31, 1995, the Fund paid total brokerage commissions of $2,381,162 of which $27,831, or 1.17%, was paid to Merrill Lynch for effecting 0.96% of the aggregate dollar amount of transactions in which the Fund paid brokerage commissions. For the fiscal year ended July 31, 1994, the Fund paid total brokerage commissions of $1,941,188 of which $10,848, or 0.56%, was paid to Merrill Lynch for effecting 0.51% of the aggregate dollar amount of transactions in which the Fund paid brokerage commissions. For the fiscal year ended July 31, 1993, the Fund paid total brokerage commissions of $992,289, of which $47,441, or 4.78%, was paid to Merrill Lynch for effecting 4.66% of the aggregate dollar amount of transactions in which the Fund paid brokerage commissions.

  The Fund also may invest in securities traded in the over-the-counter market. Transactions in the over-the-counter market are generally principal transactions with dealers and the cost of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Fund, where possible, deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Under the Investment Company Act, persons affiliated with the Fund are prohibited from dealing with the Fund as a principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission.

Since transactions in the over-the-counter market usually involve transactions with dealers acting as principal for their own account, affiliated persons of the Fund, including Merrill Lynch, may not serve as the Fund's dealer in connection with such transactions. See "Investment Objective and Policies-- Current Investment Restrictions". However, affiliated persons of the Fund may serve as its broker in over-the-counter transactions conducted on an agency basis.

  The Board of Directors of the Fund has considered the possibilities of recapturing for the benefit of the Fund brokerage commissions, dealer spreads and other expenses of possible portfolio transactions, such as underwriting commissions and tender offer solicitation fees, by conducting such portfolio transactions through affiliated entities, including Merrill Lynch. For example, the brokerage commissions received by Merrill Lynch could be offset against the advisory fee payable by the Fund to the Investment Adviser. After considering all factors deemed relevant, the Board of Directors made a determination not to seek such recapture. The Board of Directors will reconsider this matter from time to time. The Investment Adviser has arranged for the Custodian to receive any tender offer solicitation fees on behalf of the Fund payable with respect to portfolio securities of the Fund.

  Section 11(a) of the Securities Exchange Act of 1934, as amended, generally prohibits members of the national securities exchanges from executing exchange transactions for their affiliates and institutional accounts which they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch acting as a broker for the Fund in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Fund and annual statements as to aggregate compensation will be provided to the Fund.

                        DETERMINATION OF NET ASSET VALUE

  The net asset value of the shares of all classes of the Fund is determined once daily, Monday through Friday, as of 15 minutes after the close of business on the New York Stock Exchange (generally, 4:00 p.m., New York time), on each day during which such Exchange is open for trading. The New York Stock Exchange is not open on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. The net asset value per share is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the investment advisory fees and any account maintenance and/or distribution fees, are accrued daily. The per share net asset value of the Class B, Class C and Class D shares generally will be lower than the per share net asset value of the Class A shares reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to the Class B and Class C shares and the daily expense accruals of the account maintenance fees applicable with respect to the Class D shares; moreover the per share net asset value of the Class B and Class C shares generally will be lower than the per share net asset value of Class D shares reflecting the daily expense accruals of the distribution fees and higher transfer agency fees applicable with respect to the Class B and Class C shares of the Fund. It is expected, however, that the per share net asset value of the four classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions, which will differ by approximately the amount of the expense accrual differential between the classes.

  Portfolio securities which are traded on stock exchanges are valued at the last sale price (regular way) on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued, or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities traded in the over-the-counter market are valued at the last available bid price in the over-the-counter market prior to the time of valuation. When the Fund writes a call option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Board of Directors of the Fund.

  The Fund may, to the extent permitted by its investment restrictions, have positions in portfolio securities for which market quotations are not readily available. It may be difficult to determine precisely the fair market value for such investments and there may be a range of values which are reasonable at any particular time. Determination of fair value in such instances will be based upon such factors as are deemed relevant under the circumstances, including the financial condition and operating results of the issuer, recent third party transactions (actual or proposed) relating to such securities and, in extreme cases, the liquidation value of the issuer.

  Option Accounting Principles. When the Fund sells an option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as a deferred credit. The amount of such liability will be subsequently marked-to-market to reflect the current market value of the option written. If current market value exceeds the premium received there is an unrealized loss; conversely, if the premium exceeds current market value there is an unrealized gain. The current market value of a traded option is the last sale price or, in the absence of a sale, the last offering price. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option will be extinguished. If an option is exercised, the Fund will realize a gain or loss from the sale of the underlying security and the proceeds of sale are increased by the premium originally received.

                              SHAREHOLDER SERVICES

  The Fund offers a number of shareholder services summarized below which are designed to facilitate investment in its shares. A description of such services is set forth below. Full details as to each of such services and copies of the various plans described below can be obtained from the Fund, the Distributor or Merrill Lynch.

INVESTMENT ACCOUNT

  Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of ordinary income dividends and capital gain distributions. These statements also will show any other activity in the account since the previous statement. Shareholders also will receive separate confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gains distributions. A shareholder may make additions to his or her Investment Account at any time by mailing a check directly to the Transfer Agent.

  Share certificates are issued only for full shares and only upon the specific request of a shareholder who has an Investment Account. Issuance of certificates representing all or only part of the full shares in an Investment Account may be requested by a shareholder directly from the Transfer Agent.

  Shareholders considering transferring their Class A shares from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the Class A or Class D shares are to be transferred will not take delivery of shares of the Fund, a shareholder either must redeem the Class A or Class D shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm or such shareholder must continue to maintain an Investment Account at the Transfer Agent for those Class A or Class D shares. Shareholders interested in transferring their Class B or Class C shares from Merrill Lynch and who do not wish to have an Investment Account maintained for such shares at the Transfer Agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder at the Transfer Agent. If the new brokerage firm is willing to accommodate the shareholder in this manner, the shareholder must request that he or she be issued certificates for his or her shares, and then must turn the certificates over to the new firm for registration as described in the preceding sentence. Shareholders considering transferring a tax-deferred retirement account such as an individual retirement account from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Fund, a shareholder must either redeem the shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at Merrill Lynch for those shares.

AUTOMATIC INVESTMENT PLANS

  A shareholder may make additions to an Investment Account at any time by purchasing Class A shares (if he or she is an eligible Class A investor as described in the Prospectus) or Class B, Class C or Class D shares at the applicable public offering price either through the shareholder's securities dealer, or by mail directly to the Transfer Agent, acting as agent for such securities dealer. Voluntary accumulation can also be made through a service known as the Automatic Investment Plan whereby the Fund is authorized through preauthorized checks or automated clearinghouse debits of $50 or more to charge the regular bank account of the shareholder on a regular basis to provide systematic additions to the Investment Account of such shareholder. For investors who buy shares of the Fund through Blueprint no minimum charge to the investor's bank account is required. Investors who maintain CMA(R) or CBA(R) accounts may arrange to have periodic investments made in the Fund in their CMA(R) or CBA(R) accounts or in certain related accounts in amounts of $100 or more ($1 for retirement accounts) through the CMA (R) or CBA (R) Automated Investment Program.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

  Unless specific instructions are given as to the method of payment of dividends and capital gains distributions, dividends and distributions will be reinvested automatically in additional shares of the Fund. Such reinvestment will be at the net asset value of shares of the Fund as of the close of business on the ex-dividend date of the dividend or distribution. Shareholders may elect in writing to receive either their dividends or capital gains distributions, or both, in cash, in which event payment will be mailed or direct deposited on or about the payment date.

  Shareholders may, at any time, notify the Transfer Agent in writing or by telephone (1-800-MER-FUND) that they no longer wish to have their dividends and/or capital gains distributions reinvested in shares of the Fund or vice versa and, commencing ten days after the receipt by the Transfer Agent of such notice, those instructions will be effected.

SYSTEMATIC WITHDRAWAL PLANS--CLASS A AND CLASS D SHARES

  A Class A or Class D shareholder may elect to make systematic withdrawals from an Investment Account in the form of payments by check or through automatic payment by direct deposit to such shareholder's bank account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available for shareholders who have acquired Class A or Class D shares of the Fund having a value, based on cost or the current offering price, of $5,000 or more and monthly withdrawals are available for shareholders with Class A or Class D shares with such a value of $10,000 or more.

  At the time of each withdrawal payment, sufficient Class A or Class D shares are redeemed from those on deposit in the shareholder's account to provide the withdrawal payment specified by the shareholder. The shareholder may specify either a dollar amount or a percentage of the value of his or her Class A or Class D shares. Redemptions will be made at net asset value as determined as of 15 minutes after the close of business on the New York Stock Exchange (generally, 4:00 p.m. New York City time) on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the Exchange is not open for business on such date, the Class A or Class D shares will be redeemed at the close of business on the following business day. The check for the withdrawal payment will be mailed or the direct deposit of the withdrawal payment will be made on the next business day following redemption. When a shareholder is making systematic withdrawals, dividends and distributions on all Class A or Class D shares in the Investment Account are reinvested automatically in Class A or Class D shares of the Fund, respectively. A shareholder's Systematic Withdrawal Plan may be terminated at any time, without charge or penalty, by the shareholder, the Fund, the Transfer Agent or the Distributor.

  Withdrawal payments should not be considered as dividends, yield or income. Each withdrawal is a taxable event. If periodic withdrawals continuously exceed reinvested dividends, the shareholder's original investment may be correspondingly reduced. Purchases of additional Class A or Class D shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. The Fund will not knowingly accept purchase orders for Class A or Class D shares of the Fund from investors who maintain a Systematic Withdrawal Plan unless such purchase is equal to at least one year's scheduled withdrawals or $1,200, whichever is greater. Periodic investments may not be made into an Investment Account in which the shareholder has elected to make systematic withdrawals.

  A Class A or Class D shareholder whose shares are held within a CMA (R), CBA (R) or Retirement Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the CMA (R)/CBA (R) Systematic Redemption Program. The minimum fixed dollar amount redeemable is $25. The proceeds of systematic redemptions will be posted to the shareholder's account five business days after the date the shares are redeemed. Monthly systematic redemptions will be made at net asset value on the first Monday of each month, bimonthly systematic redemptions will be made at net asset value on the first Monday of each month, bimonthly systematic redemptions will be made at net asset value on the first Monday of every other month, and quarterly, semiannual or annual redemptions are made at net asset value on the first Monday of months selected at the shareholder's option. If the first Monday of the month is a holiday, the redemption will be processed at net asset value on the next business day. The CMA (R)/CBA (R) Systematic Redemption Program is not available if Fund shares are being purchased within the account pursuant to the Automatic Investment Program. For more information on the CMA (R)/CBA (R) Systematic Redemption Program, eligible shareholders should contact their financial consultant.

RETIREMENT PLANS

  Self-directed individual retirement accounts and other retirement plans are available from Merrill Lynch. Under these plans, investments may be made in the Fund and certain of the other mutual funds sponsored by Merrill Lynch as well as in other securities. Merrill Lynch charges an initial establishment fee and an annual custodial fee for each account. Information with respect to these plans is available upon request from Merrill Lynch. The minimum initial purchase to establish any such plan is $100 and the minimum subsequent purchase is $1.

  Capital gains and ordinary income received in each of the plans referred to above are exempt from Federal taxation until distributed from the plans. Investors considering participation in any such plan should review specific tax laws relating thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plan.

EXCHANGE PRIVILEGE

  Shareholders of each class of shares of the Fund have an exchange privilege with certain other MLAM-advised mutual funds listed below. Under the Merrill Lynch Select Pricing SM System, Class A shareholders may exchange Class A shares of the Fund for Class A shares of a second MLAM-advised mutual fund if the shareholder holds any Class A shares of the second fund in his account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second MLAM-advised mutual fund, but does not hold Class A shares of the second fund in his or her account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second MLAM-advised mutual fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund. Class B, Class C and Class D shares are exchangeable with shares of the same class of other MLAM-advised mutual funds. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Fund is "tacked" to the holding period of the newly acquired shares of the other Fund as more fully described below. Class A, Class B, Class C and Class D shares also are exchangeable for shares of certain MLAM-advised money market funds specifically designated below as available for exchange by holders of Class A, Class B, Class C or Class D shares. Shares with a net asset value of at least $100 are required to qualify for the exchange privilege, and any shares utilized in an exchange must have been held by the shareholder for at least 15 days. It is contemplated that the exchange privilege may be applicable to other new mutual funds whose shares may be distributed by the Distributor.

  Exchanges of Class A or Class D shares outstanding ("outstanding Class A or Class D shares") for Class A or Class D shares of another MLAM-advised mutual fund ("new Class A or Class D shares") are transacted on the basis of relative net asset value per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A or Class D shares and the sales charge payable at the time of the exchange on the new Class A or Class D shares. With respect to outstanding Class A or Class D shares as to which previous exchanges have taken place, the "sales charge previously paid" shall include the aggregate of the sales charge paid with respect to such Class A or Class D shares in the initial purchase and any subsequent exchange. Class A or Class D shares issued pursuant to dividend reinvestment are sold on a no-load basis in each of the funds offering Class A or Class D shares. For purposes of the exchange privilege, Class A and Class D shares acquired through dividend reinvestment shall be deemed to have been sold with a sales charge equal to the sales charge previously paid on the Class A or Class D shares on which the dividend was paid. Based on this formula, Class A and Class D shares of the Fund generally may be exchanged into the Class A or Class D shares of the other funds or into shares of the Class A and Class D money market funds with a reduced or without a sales charge.

  In addition, each of the funds with Class B and Class C shares outstanding ("outstanding Class B or Class C shares") offers to exchange its Class B or Class C shares for Class B or Class C shares, respectively, of another MLAM-advised mutual fund ("new Class B or Class C shares") on the basis of relative net asset value per Class B or Class C share, without the payment of any CDSC that might otherwise be due on redemption of the outstanding shares. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher than CDSC schedule relating to the new Class B shares acquired through use of the exchange privilege. In addition, Class B shares of the Fund acquired through use of the exchange privilege will be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the fund from which the exchange has been made. For purposes of computing the sales charge that may be payable on a disposition of the new Class B or Class C shares, the holding period for the outstanding Class B or Class C shares is "tacked" to the holding period of the new Class B or Class C shares. For example, an investor may exchange Class B shares of the Fund for those of Merrill Lynch Special Value Fund, Inc. ("Special Value Fund") after having held the Fund Class B shares for two and a half years. The 2% CDSC that generally would apply to a redemption would not apply to the exchange. Three years later the investor may decide to redeem the Class B shares of Special Value Fund and receive cash. There will be no CDSC due on this redemption, since by "tacking" the two and a half year holding period of Fund Class B shares to the three year holding period for the Special Value Fund Class B shares, the investor will be deemed to have held the new Class B shares for more than five years.

  The exchange privilege is modified with respect to certain retirement plans which participate in the Merrill Lynch Mutual Fund Adviser ("MFA") program. Such retirement plans may exchange Class B, Class C or Class D shares that have been held for at least one year for Class A shares of the same fund on the basis of relative net asset values in connection with the commencement of participation in the MFA program, i.e., no CDSC will apply. The one-year holding period does not apply to shares acquired through reinvestment of dividends. Upon termination of participation in the MFA program, Class A shares will be re-exchanged for the class of shares originally held. For purposes of computing any CDSC that may be payable upon redemption of Class B or Class C shares so reacquired, or the Conversion Period for Class B shares so reacquired, the holding period for the Class A shares will be "tacked" to the holding period for the Class B or Class C shares originally held.

  Shareholders also may exchange shares of the Fund into shares of a money market fund advised by the Investment Adviser or its affiliates, but the period of time that Class B or Class C shares are held in a money market fund will not count towards satisfaction of the holding period requirement for purposes of reducing the CDSC or with respect to Class B shares, towards satisfaction of the conversion period. However, shares of a money market fund which were acquired as a result of an exchange for Class B or Class C shares of the Fund may, in turn, be exchanged back into Class B or Class C shares, respectively, of any fund offering such shares, in which event the holding period for Class B or Class C shares of the Fund will be aggregated with previous holding periods for purposes of reducing the CDSC. Thus, for example, an investor may exchange Class B shares of the Fund for shares of Merrill Lynch Institutional Fund after having held the Class B shares for two and a half years and three years later decide to redeem the shares of Merrill Lynch Institutional Fund for cash. At the time of this redemption, the 2% CDSC that would have been due had the Class B shares of the Fund been redeemed for cash rather than exchanged for shares of Merrill Lynch Institutional Fund will be payable. If, instead of such redemption the shareholder exchanged such shares for Class B shares of a fund which the shareholder continued to hold for an additional two and a half years, any subsequent redemption will not incur a CDSC.

  Set forth below is a description of the investment objectives of the other funds into which exchanges can be made:

 Funds issuing Class A, Class B, Class C and Class D Shares:

Merrill Lynch Adjustable Rate
 Securities Fund, Inc..............  High current income, consistent with a policy of limiting the degree of fluctu-ation in net asset value by investing primarily in a portfolio of adjustable rate securities, consisting principally of mortgage-backed and asset-backed se-curities.

Merrill Lynch Americas Income
 Fund, Inc.........................  A high level of current income, consis-
                                      tent with prudent investment risk, by
                                      investing primarily in debt securities
                                      denominated in a currency of a country
                                      located in the Western Hemisphere (i.e., North and South America and the sur-rounding waters).

Merrill Lynch Arizona Limited
 Maturity Municipal Bond Fund......
                                     A portfolio of Merrill Lynch Multi-State
                                      Limited Maturity Municipal Series Trust, a series fund, whose objective is to provide shareholders with as high a level of income exempt from Federal and Arizona income taxes as is consistent with prudent investment management through investment in a portfolio pri-marily of intermediate-term investment grade Arizona Municipal Bonds.

Merrill Lynch Arizona Municipal
 Bond Fund.........................
                                     A portfolio of Merrill Lynch Multi-State
                                      Municipal Series Trust, a series fund,
                                      whose objective is to provide sharehold-ers with as high a level of income ex-empt from Federal and Arizona income taxes as is consistent with prudent in-vestment management.

Merrill Lynch Arkansas Municipal
 Bond Fund.........................  A portfolio of Merrill Lynch Multi-State
                                      Municipal Series Trust, a series fund,
                                      whose objective is to provide as high a
                                      level of income exempt from Federal and
                                      Arkansas income taxes as is consistent
                                      with prudent investment management.

Merrill Lynch Asset Growth Fund,
 Inc. .............................  High total investment return, consistent with prudent risk, from investment in
                                      United States and foreign equity, debt
                                      and money market securities the combina-tion of which will be varied both with respect to types of securities and mar-kets in response to changing market and economic trends.

Merrill Lynch Asset Income Fund,
 Inc. .............................  A high level of current income through investment primarily in United States
                                      fixed income securities.

Merrill Lynch Balanced Fund for
 Investment and Retirement,          As high a level of total investment re-
 Inc. ........................        turn as is consistent with a reasonable
                                      risk by investing in common stocks and
                                      other types of securities, including
                                      fixed-income securities and convertible
                                      securities.

Merrill Lynch Basic Value Fund,      Capital appreciation and, secondarily,
 Inc. .............................   income through investment in securities,
                                      primarily equities, that are undervalued and therefore represent basic investment value.

Merrill Lynch California Insured
 Municipal Bond Fund...............  A portfolio of Merrill Lynch California
                                      Municipal Series Trust, a series fund,
                                      whose objective is to provide sharehold-ers with as high a level of income ex-empt from Federal and California income taxes as is consistent with prudent in-vestment management through investment in a portfolio primarily of insured Cal-ifornia Municipal Bonds.

Merrill Lynch California Limited
 Maturity Municipal Bond Fund......  A portfolio of Merrill Lynch Multi-State
                                      Limited Maturity Municipal Series Trust, a series fund, whose objective is to provide shareholders with as high a level of income exempt from Federal and California income taxes as is consistent with prudent investment management through investment in a portfolio pri-marily of intermediate-term investment grade California Municipal Bonds.

Merrill Lynch California Municipal
 Bond Fund.........................
                                     A portfolio of Merrill Lynch California
                                      Municipal Series Trust, a series fund,
                                      whose objective is to provide sharehold-ers with as high a level of income ex-empt from Federal and California income taxes as is consistent with prudent in-vestment management.

Merrill Lynch Capital Fund,          The highest total investment return con-
 Inc. .............................   sistent with prudent risk through a
                                      fully managed investment policy utiliz-
                                      ing equity, debt and convertible securi-ties.

Merrill Lynch Colorado Municipal
 Bond Fund.........................
                                     A portfolio of Merrill Lynch Multi-State
                                      Municipal Series, a series fund, whose
                                      objective is to provide shareholders
                                      with as high a level of income exempt
                                      from Federal and Colorado income taxes
                                      as is consistent with prudent investment management.

Merrill Lynch Connecticut
 Municipal Bond Fund...............
                                     A portfolio of Merrill Lynch Multi-State
                                      Municipal Series Trust, a series fund,
                                      whose objective is to provide sharehold-ers with as high a level of income ex-empt from Federal and Connecticut income taxes as is consistent with prudent in-vestment management.

Merrill Lynch Corporate Bond
 Fund, Inc. .......................  Current income from three separate diver-
                                      sified portfolios of fixed income secu-
                                      rities.

Merrill Lynch Developing Capital
 Markets Fund, Inc.................
                                     Long-term capital appreciation through
                                      investment in securities, principally
                                      equities, of issuers in countries having smaller capital markets.

Merrill Lynch Dragon Fund, Inc. ...  Capital appreciation primarily through investment in equity and debt securities domiciled in developing countries lo-cated in Asia and the Pacific Basin, other than Japan, Australia and New Zea-land.

Merrill Lynch EuroFund.............  Capital appreciation primarily through investment in equity securities of cor-
                                      porations domiciled in Europe.

Merrill Lynch Federal
 Securities Trust..................
                                     High current return through investments
                                      in U.S. Government and Government agency securities, including GNMA mortgage-backed certificates and other mortgage-backed Government securities.

Merrill Lynch Florida Limited
 Maturity Municipal Bond Fund......

                                     A portfolio of Merrill Lynch Multi-State
                                      Limited Maturity Municipal Series Trust, a series fund, whose objective is to provide shareholders with as high a level of income exempt from Federal in-come taxes as is consistent with prudent investment management while serving to offer shareholders the opportunity to own securities exempt from Florida in-tangible personal property taxes through investment in a portfolio primarily of intermediate-term investment grade Flor-ida Municipal Bonds.

Merrill Lynch Florida Municipal
 Bond Fund.........................

                                     A portfolio of Merrill Lynch Multi-State
                                      Municipal Series Trust, a series fund,
                                      whose objective is to provide sharehold-ers with as high a level of income ex-empt from Federal income taxes as is consistent with prudent investment man-agement while seeking to offer share-holders the opportunity to own securi-ties exempt from Florida intangible per-sonal property taxes.

Merrill Lynch Fund for Tomorrow,
 Inc...............................
                                     Long-term growth through investment in a
                                      portfolio of good quality securities,
                                      primarily common stock, potentially po-
                                      sitioned to benefit from demographic and cultural changes as they affect consumer markets.

Merrill Lynch Fundamental Growth
 Fund, Inc.........................
                                     Long-term growth of capital through in-
                                      vestment in a diversified portfolio of
                                      equity securities placing particular em-phasis on companies that have exhibited an above-average growth rate in earn-ings.

Merrill Lynch Fundamental Value
 Portfolio (available only for
 exchanges by certain individual
 retirement accounts for which
 Merrill Lynch acts as
 custodian)...................      A portfolio of Merrill Lynch Asset
                                      Builder Program, Inc., a series fund,
                                      whose objective is to provide sharehold-ers with capital appreciation and income by investing in securities, with at least 65% of the portfolio's assets be-ing invested in equities.

Merrill Lynch Global Allocation
 Fund, Inc.........................
                                     High total return, consistent with pru-
                                      dent risk, through a fully managed in-
                                      vestment policy utilizing United States
                                      and foreign equity, debt and money mar-
                                      ket securities, the combination of which will be varied from time to time both with respect to the types of securities and markets in response to changing mar-ket and economic trends.

Merrill Lynch Global Bond Fund for
 Investment and Retirement.........

                                     High total investment return from invest-
                                      ment in a global portfolio of debt in-
                                      struments denominated in various curren-cies and multinational currency units.

Merrill Lynch Global Convertible
 Fund, Inc.........................
                                     High total return from investment primar-
                                      ily in an internationally diversified
                                      portfolio of convertible debt securi-
                                      ties, convertible preferred stock and
                                      "synthetic" convertible securities con-
                                      sisting of a combination of debt securi-ties or preferred stock and warrants or options.

Merrill Lynch Global Holdings,
 Inc. (residents of Arizona must
 meet investor suitability
 standards)........................
                                     The highest total investment return con-
                                      sistent with prudent risk through world-wide investment in an internationally diversified portfolio of securities.

Merrill Lynch Global Opportunity
 Portfolio(available only for
 exchanges by certain individual
 retirement accounts for which
 Merrill Lynch acts as
 custodian)...................       A portfolio of Merrill Lynch Asset
                                      Builder Program, Inc., a series fund,
                                      whose objective is to provide sharehold-ers with a high total investment return through an investment policy utilizing United States and foreign equity, debt and money market securities, the combi-nation of which will vary depending upon changing market and economic trends.

Merrill Lynch Global Resources
 Trust.............................
                                     Long-term growth and protection of capi-
                                      tal from investment in securities of do-mestic and foreign companies that pos-sess substantial natural resource as-sets.

Merrill Lynch Global SmallCap
 Fund, Inc.........................
                                     Long-term growth of capital by investing
                                      primarily in equity securities of compa-nies with relatively small market capi-talizations located in various foreign countries and in the United States.

Merrill Lynch Global Utility Fund,
 Inc...............................
                                     Capital appreciation and current income
                                      through investment of at least 65% of
                                      its total assets in equity and debt se-
                                      curities issued by domestic and foreign
                                      companies which are primarily engaged in the ownership or operation of facilities used to generate, transmit or distribute electricity, telecommunications, gas or water.

Merrill Lynch Growth Fund for
 Investment and Retirement.........
                                     Growth of capital and, secondarily, in-
                                      come from investment in a diversified
                                      portfolio of equity securities placing a principal emphasis on those securities which management of the fund believes to be undervalued.

Merrill Lynch Healthdcare Fund,
 Inc. (residents of Wisconsin must
 meet investor suitability
 standards)........................
                                     Capital appreciation through worldwide
                                      investment in equity securities of com-
                                      panies that derive or are expected to
                                      derive a substantial portion of their
                                      sales from products and services in
                                      healthcare.

Merrill Lynch International Equtiy
 Fund..............................
                                     Capital appreciation and, secondarily,
                                      income by investing in a diversified
                                      portfolio of equity securities of is-
                                      suers located in countries other than
                                      the United States.

Merrill Lynch Latin America Fund,
 Inc...............................
                                     Capital appreciation by investing primar-
                                      ily in Latin American equity and debt
                                      securities.

Merrill Lynch Maryland Municipal
 Bond Fund.........................

                                     A portfolio of Merrill Lynch Multi-State
                                      Municipal Series Trust, a series fund,
                                      whose objective is to provide sharehold-ers with as high a level of income ex-empt from Federal and Maryland income taxes as is consistent with prudent in-vestment management.

Merrill Lynch Massachusetts
 Limited Maturity Municipal Bond
 Fund..............................
                                     A portfolio of Merrill Lynch Multi-State
                                      Limited Maturity Municipal Series Trust, a series fund, whose objective is to provide shareholders with as high a level of income exempt from Federal and Massachusetts income taxes as is consis-tent with prudent investment management through investment in a portfolio pri-marily of intermediate-term investment grade Massachusetts Municipal Bonds.

Merrill Lynch Massachusetts
 Municipal Bond Fund...............

                                     A portfolio of Merrill Lynch Multi-State
                                      Municipal Series Trust, a series fund,
                                      whose objective is to provide sharehold-ers with as high a level of income ex-empt from Federal and Massachusetts in-come taxes as is consistent with prudent investment management.

Merrill Lynch Michigan Limited
 Maturity Municipal Bond Fund......

                                     A portfolio of Merrill Lynch Multi-State
                                      Limited Maturity Municipal Series Trust, a series fund, whose objective is to provide shareholders with as high a level of income exempt from Federal and Michigan income taxes as is consistent with prudent investment management through investment in a portfolio pri-marily of intermediate-term investment grade Michigan Municipal Bonds.

Merrill Lynch Michigan Municipal
 Bond Fund.........................

                                     A portfolio of Merrill Lynch Multi-State
                                      Municipal Series Trust, a series fund,
                                      whose objective is to provide sharehold-ers with as high a level of income ex-empt from Federal and Michigan income taxes as is consistent with prudent in-vestment management.

Merrill Lynch Minnesota Municipal
 Bond Fund.........................

                                     A portfolio of Merrill Lynch Multi-State
                                      Municipal Series Trust, a series fund,
                                      whose objective is to provide sharehold-ers with as high a level of income ex-empt from Federal and Minnesota personal income taxes as is consistent with pru-dent investment management.

Merrill Lynch Municipal Bond Fund,
 Inc...............................
                                     Tax-exempt income from three separate di-
                                      versified portfolios of municipal bonds.

Merrill Lynch Municipal
 Intermediate Term Fund............

                                     Currently the only portfolio of Merrill
                                      Lynch Municipal Series Trust, a series
                                      fund, whose objective is to provide
                                      shareholders with as high a level of in-come exempt from Federal income taxes as possible by investing in investment grade obligations with a dollar weighted average maturity of five to twelve years.

Merrill Lynch New Jersey Limited
 Maturity Municipal Bond Fund......

                                     A portfolio of Merrill Lynch Multi-State
                                      Limited Maturity Municipal Series Trust, a series fund, whose objective is to provide shareholders with as high a level of income exempt from Federal and New Jersey income taxes as is consistent with prudent investment management through a portfolio primarily of inter-mediate-term investment grade New Jersey Municipal Bonds.

Merrill lynch New Jersey Municipal
 Bond Fund.........................

                                     A portfolio of Merrill Lynch Multi-State
                                      Municipal Series Trust, a series fund,
                                      whose objective is to provide sharehold-ers with as high a level of income ex-empt from Federal and New Jersey income taxes as is consistent with prudent in-vestment management.

Merrill Lynch New Mexico Municipal
 Bond Fund.........................

                                     A portfolio of Merrill Lynch Multi-State
                                      Municipal Series Trust, a series fund,
                                      whose objective is to provide sharehold-ers with as high a level of income ex-empt from Federal and New Mexico income taxes as is consistent with prudent in-vestment management.

Merrill Lynch New York Limited
 Maturity Municipal Bond Fund......

                                     A portfolio of Merrill Lynch Multi-State
                                      Limited Maturity Municipal Series Trust, a series fund, whose objective is to provide shareholders with as high a level of income exempt from Federal, New York State and New York City income taxes as is consistent with prudent in-vestment management through investment in a portfolio primarily of intermedi-ate-term investment grade New York Mu-nicipal Bonds.

Merrill Lynch New York Municipal
 Bond Fund.........................

                                     A portfolio of Merrill Lynch Multi-State
                                      Municipal Series Trust, a series fund,
                                      whose objective is to provide sharehold-ers with as high a level of income ex-empt from Federal, New York State and New York City income taxes as is consis-tent with prudent investment management.

Merrill Lynch North Carolina
 Municipal Bond Fund...............

                                     A portfolio of Merrill Lynch Multi-State
                                      Municipal Series Trust, a series fund,
                                      whose objective is to provide sharehold-ers with as high a level of income ex-empt from Federal and North Carolina in-come taxes as is consistent with prudent investment management.

Merrill Lynch Ohio Municipal Bond
 Fund..............................

                                     A portfolio of Merrill Lynch Multi-State
                                      Municipal Series Trust, a series fund,
                                      whose objective is to provide sharehold-ers with as high a level of income ex-empt from Federal and Ohio income taxes as is consistent with prudent investment management.

Merrill Lynch Oregon Municipal
 Bond Fund.........................

                                     A portfolio of Merrill Lynch Multi-State
                                      Municipal Series Trust, a series fund,
                                      whose objective is to provide sharehold-ers with as high a level of income ex-empt from Federal and Oregon income taxes as is consistent with prudent in-vestment management.

Merrill Lynch Pacific Fund,          Capital appreciation by investing in eq-
 Inc. .............................   uity securities of corporations domi-
                                      ciled in Far Eastern and Western Pacific countries, including Japan, Australia,
                                      Hong Kong and Singapore.

Merrill Lynch Pennsylvania Limited
 Maturity Municipal Bond Fund......

                                     A portfolio of Merrill Lynch Multi-State
                                      Limited Maturity Municipal Series Trust, a series fund, whose objective is to provide shareholders with as a high level of income exempt from Federal and Pennsylvania income taxes as is consis-tent with prudent investment management through investment in a portfolio of in-termediate-term investment grade Penn-sylvania Municipal Bonds.

Merrill Lynch Pennsylvania
 Municipal Bond Fund...............

                                     A portfolio of Merrill Lynch Multi-State
                                      Municipal Series Trust, a series fund,
                                      whose objective is to provide sharehold-ers with as high a level of income ex-empt from Federal and Pennsylvania in-come taxes as is consistent with prudent investment management.

Merrill Lynch Quality Bond
 Portfolio (available only for
 exchanges by certain individual
 retirement accounts for which
 Merrill Lynch acts as
 custodian)...................

                                     A portfolio of Merrill Lynch Asset
                                      Builder Program, Inc., a series fund,
                                      whose objective is to provide sharehold-ers with a high level of current income through investment in a diversified portfolio of debt obligations, such as corporate bonds and notes, convertible securities, preferred stocks and govern-mental obligations.

Merrill Lynch Short-Term Global
 Income Fund, Inc. ................
                                     As high a level of current income as is
                                      consistent with prudent investment man-
                                      agement from a global portfolio of high
                                      quality debt securities denominated in
                                      various currencies and multinational
                                      currency units and having remaining ma-
                                      turities not exceeding three years.

Merrill Lynch Special Value Fund,
 Inc. .............................
                                     Long-term growth of capital from invest-
                                      ments in securities, primarily common
                                      stock of relatively small companies be-
                                      lieved to have special investment value
                                      and emerging growth companies regardless of size.

Merrill Lynch Strategic Dividend
 Fund..............................
                                     Long-term total return from investment in
                                      dividend paying common stocks which
                                      yield more than Standard & Poor's 500
                                      Composite Stock Price Index.

Merrill Lynch Technology Fund,       Capital appreciation through worldwide
 Inc. .............................   investment in equity securities of com-
                                      panies that derive or are expected to
                                      derive a substantial portion of their
                                      sales from products and services in
                                      technology.

Merrill Lynch Texas Municipal Bond
 Fund..............................

                                     A portfolio of Merrill Lynch Multi-State
                                      Municipal Series Trust, a series fund,
                                      whose objective is to provide sharehold-ers with as high a level of income ex-empt from Federal income taxes as is consistent with prudent investment man-agement by investing primarily in a portfolio of long-term, investment grade obligations issued by the State of Tex-as, its political subdivisions, agencies and instrumentalities.

Merrill Lynch U.S. Government
 Securities Portfolio (available
 only for exchanges by certain
 individual retirement accounts
 for which Merrill Lynch acts as
 custodian)...................

                                     A portfolio of Merrill Lynch Asset
                                      Builder Program, Inc., a series fund,
                                      whose objective is to provide sharehold-ers with a high current return through investments in U.S. Government and gov-ernment agency securities, including GNMA mortgage-backed certificates and other mortgage-backed government securi-ties.

Merrill Lynch Utility Income Fund,
 Inc. .............................
                                     High current income through investment in
                                      equity and debt securities issued by
                                      companies which are primarily engaged in the ownership or operation of facilities used to generate, transmit or distribute electricity, telecommunications, gas or water.

Merrill Lynch World Income Fund,
 Inc. .............................
                                     High current income by investing in a
                                      global portfolio of fixed income securi-ties denominated in various currencies, including multinational currencies.

Class A Share Money Market Funds:

Merrill Lynch Ready Assets Trust...  Preservation of capital, liquidity and the highest possible current income con-sistent with the foregoing objectives from the short-term money market securi-ties in which the Trust invests.

Merrill Lynch Retirement Reserves
 Money Fund (available only for
 exchanges within certain
 retirement plans).................

                                     Currently the only portfolio of Merrill
                                      Lynch Retirement Series Trust, a series
                                      fund, whose objectives are to provide
                                      shareholders with current income, pres-
                                      ervation of capital and liquidity avail-able from investing in a diversified portfolio of short-term money market se-curities.

Merrill Lynch U.S.A. Government
 Reserves..........................
                                     Preservation of capital, current income
                                      and liquidity available from investing
                                      in direct obligations of the U.S. Gov-
                                      ernment and repurchase agreements relat-ing to such securities.

Merrill Lynch U.S. Treasury Money
 Fund..............................
                                     Preservation of capital, liquidity and
                                      current income through investment exclu-sively in a diversified portfolio of short-term marketable securities which are direct obligations of the U.S. Trea-sury.

Class B, Class C and Class D Share Money Market Funds:

Merrill Lynch Government Fund......
                                     A portfolio of Merrill Lynch Funds for
                                      Institutions Series, a series fund,
                                      whose objective is to provide sharehold-ers with current income consistent with liquidity and security of principal from investment in securities issued or guar-anteed by the U.S. Government, its agen-cies and instrumentalities and in repur-chase agreements secured by such obliga-tions.

Merrill Lynch Institutional Fund...
                                     A portfolio of Merrill Lynch Funds for
                                      Institutions Series, a series fund,
                                      whose objective is to provide sharehold-ers with maximum current income consis-tent with liquidity and the maintenance of a high quality portfolio of money market securities.

Merrill Lynch Institutional Tax-
 Exempt Fund.......................

                                     A portfolio of Merrill Lynch Funds for
                                      Institutions Series, a series fund,
                                      whose objective is to provide sharehold-ers with current income exempt from Fed-eral income taxes, preservations of cap-ital and liquidity available from in-vesting in a diversified portfolio of short-term, high quality municipal bonds.

Merrill Lynch Treasury Fund........
                                     A portfolio of Merrill Lynch Funds for
                                      Institutions Series, a series fund,
                                      whose objective is to provide sharehold-ers with current income consistent with liquidity and security of principal from investment in direct obligations of the U.S. Treasury and up to 10% of its total assets in repurchase agreements secured by such obligations.

  Before effecting an exchange, shareholders should obtain a currently effective prospectus of the fund into which the exchange is to be made.

  To exercise the exchange privilege, shareholders should contact their Merrill Lynch financial consultant, who will advise the Fund of the exchange. Shareholders of the Fund, and shareholders of the other funds described above with shares for which certificates have not been issued, may exercise the exchange privilege by wire through their securities dealers. The Fund reserves the right to require a properly completed Exchange Application. This exchange privilege may be modified or terminated in accordance with the rules of the Securities and Exchange Commission. The Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain funds may suspend the continuous offering of their shares at any time and thereafter may resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

  The Fund intends to distribute all of its net investment income, if any. Dividends from such investment income are paid semi-annually. All net realized long- or short-term capital gains, if any, are distributed to the Fund's shareholders at least annually. See "Shareholder Services--Reinvestment of Dividends and Capital Gains Distributions" for information concerning the manner in which dividends and distributions may be reinvested automatically in shares of the Fund. Shareholders may elect in writing to receive any such dividends or distributions, or both, in cash. Dividends and distributions are taxable to shareholders as described below whether they are invested in shares of the Fund or received in cash. The per share dividends and distributions on Class B and Class C shares will be lower than the per share dividends and distributions on Class A and Class D shares as a result of the account maintenance, distribution and higher transfer agency fees applicable with respect to the Class B and Class C shares; similarly, the per share dividends and distributions on Class D shares will be lower than the per share dividends and distributions on Class A shares as a result of the account maintenance fees applicable with respect to the Class D shares. See "Determination of Net Asset Value".

TAXES

  The Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended (the "Code"). If it so qualifies, in any taxable year in which it distributes at least 90% of its taxable net income and 90% of its tax-exempt net income, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to Class A, Class B, Class C and Class D shareholders (together, the "shareholders"). The Fund intends to distribute substantially all of such income.

  Dividends paid by the Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gains over net short-term capital losses ("capital gain dividends") are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Fund shares. Any loss upon the sale or exchange of Fund shares held for six months or less, however, will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Although the Fund may invest in certain municipal securities, it is not anticipated that any portion of the dividends paid by the Fund will qualify for tax-exempt treatment to shareholders.

  Dividends are taxable to shareholders even though they are reinvested in additional shares of the Fund. Not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any ordinary income or capital gain dividends. A portion of the Fund's ordinary income dividends may be eligible for the dividends received deduction allowed to corporations under the Code, if certain requirements are met. For this purpose, the Fund will allocate dividends eligible for the dividends received deduction among the Class A, Class B, Class C and Class D shareholders according to a method (which it believes is consistent with the Securities and Exchange Commission exemptive order permitting the issuance and sale of multiple classes of stock) that is based on the gross income allocable to the Class A, Class B, Class C and Class D shareholders during the taxable year, or such other method as the Internal Revenue Service may prescribe. If the Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

  Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

  Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

  Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

  No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period for the converted Class B shares.

  If a shareholder exercises an exchange privilege within 90 days of acquiring the shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent any sales charge paid to the Fund on the exchanged shares reduces any sales charge such shareholder would have owed upon purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

  A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

  The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. While the Fund intends to distribute its income and capital gains in the manner necessary to avoid imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

  The Fund may invest in securities rated in the medium to lower rating categories of nationally recognized rating organizations, and in unrated securities ("high yield securities"), as described in the Prospectus. Some of these high yield securities may be purchased at a discount and may therefore cause the Fund to accrue income before amounts due under the obligations are paid. In addition, a portion of the interest payments on such high yield securities may be treated as dividends for Federal income tax purposes; in such case, if the issuer of such high yield securities is a domestic corporation, dividend payments by the Fund will be eligible for the dividends received deduction to the extent of the deemed dividend portion of such interest payments.

  In general, gains from "foreign currencies" and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a RIC.

  Under Code Section 988, special rules are provided for certain transactions in a currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar).

In general, foreign currency gains or losses from certain debt instruments, from certain forward contracts, from futures contracts that are not "regulated futures contracts" and from unlisted options will be treated as ordinary income or loss under Code Section 988. In certain circumstances, the Fund may elect capital gain or loss treatment for such transactions. In general, however, Code
Section 988 gains or losses will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary income dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing the basis of each shareholder's Fund shares. These rules will not apply to certain transactions entered into by the Fund solely to reduce the risk of currency fluctuations with respect to its investments.

  The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

  Ordinary income and capital gain dividends may also be subject to state and local taxes.

  Certain states exempt from state income taxation dividends paid by RICs which are derived from interest on United States Government obligations. State law varies as to whether dividend income attributable to United States Government obligations is exempt from state income tax.

  Shareholders are urged to consult their own tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

                                PERFORMANCE DATA

  From time to time the Fund may include its average annual total return and other total return data in advertisements or information furnished to present or prospective shareholders. Total return figures are based on the Fund's historical performance and are not intended to indicate future performance. Average annual total return is determined separately for Class A, Class B, Class C and Class D shares in accordance with a formula specified by the Securities and Exchange Commission.

  Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class A and Class D shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Class B and Class C shares.

  The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical $1,000 investment, for various periods other than those noted below. Such data will be computed as described above, except that, (1) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted and (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charge, actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time.

  Set forth below is total return information for the Class A, Class B, Class C and Class D shares of the Fund for the periods indicated.

                             CLASS A SHARES            CLASS B SHARES*            CLASS C SHARES**           CLASS D SHARES**
                       -------------------------- -------------------------- -------------------------- --------------------------
                        EXPRESSED    REDEEMABLE    EXPRESSED    REDEEMABLE    EXPRESSED    REDEEMABLE    EXPRESSED    REDEEMABLE
                           AS A      VALUE OF A       AS A      VALUE OF A       AS A      VALUE OF A       AS A      VALUE OF A
                        PERCENTAGE  HYPOTHETICAL   PERCENTAGE  HYPOTHETICAL   PERCENTAGE  HYPOTHETICAL   PERCENTAGE  HYPOTHETICAL
                        BASED ON A     $1,000      BASED ON A     $1,000      BASED ON A     $1,000      BASED ON A     $1,000
                       HYPOTHETICAL  INVESTMENT   HYPOTHETICAL  INVESTMENT   HYPOTHETICAL  INVESTMENT   HYPOTHETICAL  INVESTMENT
                          $1,000     AT THE END      $1,000     AT THE END      $1,000     AT THE END      $1,000     AT THE END
       PERIOD           INVESTMENT  OF THE PERIOD  INVESTMENT  OF THE PERIOD  INVESTMENT  OF THE PERIOD  INVESTMENT  OF THE PERIOD
       ------          ------------ ------------- ------------ ------------- ------------ ------------- ------------ -------------
                                                               AVERAGE ANNUAL TOTAL RETURN
                                                      (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
  One Year Ended
   July 31, 1995..         7.93%      $1,079.30       8.83%      $1,088.30
  Five Years Ended
   July 31, 1995..        13.98%      $1,923.90      14.03%      $1,928.10
  Ten Years Ended
   July 31, 1995..        14.38%      $3,831.30
  Inception
   (October 21,
   1988) to
   July 31, 1995..                                   11.95%      $2,148.80
  Inception
   (October 21,
   1994) to
   July 31, 1995..                                                              13.07%      $1,099.90       7.61%      $1,058.50
                                                                   ANNUAL TOTAL RETURN
                                                      (EXCLUDING MAXIMUM APPLICABLE SALES CHARGES)
 YAR ENDED JULY 31,E
-------------------
  1995............        13.91%      $1,139.10      12.83%      $1,128.30
  1994............         9.36%      $1,093.60       8.21%      $1,082.10
  1993............        28.96%      $1,289.60      27.66%      $1,276.60
  1992............        14.54%      $1,145.40      13.35%      $1,133.50
  1991............        10.35%      $1,103.50       9.14%      $1,091.40
  1990............        (0.93)%     $  990.70      (1.86)%     $  981.40
  1989............        17.48%      $1,174.80
  1988............         4.64%      $1,046.40
  1987............        30.34%      $1,303.40
  1986............        25.45%      $1,254.50
  1985............        29.44%      $1,294.40
  1984............         2.88%      $1,028.80
  Inception
   (November 1,
   1982) to
   July 31, 1983..        28.83%      $1,288.30
  Inception
   (October 21,
   1988) to
   July 31, 1989..                                   13.56%      $1,135.60
  Inception
   (October 21,
   1994) to
   July 31, 1995..                                                              10.99%      $1,109.90      11.72%      $1,117.20

                                              (footnotes on following page)

                       CLASS A SHARES            CLASS B SHARES*            CLASS C SHARES**           CLASS D SHARES**
                 -------------------------- -------------------------- -------------------------- --------------------------
                  EXPRESSED    REDEEMABLE    EXPRESSED    REDEEMABLE    EXPRESSED    REDEEMABLE    EXPRESSED    REDEEMABLE
                     AS A      VALUE OF A       AS A      VALUE OF A       AS A      VALUE OF A       AS A      VALUE OF A
                  PERCENTAGE  HYPOTHETICAL   PERCENTAGE  HYPOTHETICAL   PERCENTAGE  HYPOTHETICAL   PERCENTAGE  HYPOTHETICAL
                  BASED ON A     $1,000      BASED ON A     $1,000      BASED ON A     $1,000      BASED ON A     $1,000
                 HYPOTHETICAL  INVESTMENT   HYPOTHETICAL  INVESTMENT   HYPOTHETICAL  INVESTMENT   HYPOTHETICAL  INVESTMENT
                    $1,000     AT THE END      $1,000     AT THE END      $1,000     AT THE END      $1,000     AT THE END
     PERIOD       INVESTMENT  OF THE PERIOD  INVESTMENT  OF THE PERIOD  INVESTMENT  OF THE PERIOD  INVESTMENT  OF THE PERIOD
     ------      ------------ ------------- ------------ ------------- ------------ ------------- ------------ -------------
                                                           AGGREGATE TOTAL RETURN
                                                (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Inception
 (November 1,
 1982) to July
 31, 1995.......    557.27%     $6,572.70
Inception
 (October 21,
 1988) to July
 31, 1995.......                               114.88%     $2,148.80
Inception
 (October 21,
 1994) to July
 31, 1995.......                                                           9.99%      $1,099.90       5.85%      $1,058.50

--------

 * Information as to Class B shares is presented only for the period October 21, 1988 to July 31, 1995. Prior to October 21, 1988, no Class B shares were publicly issued.

** Information as to Class C and Class D shares is presented only for the period October 21, 1994 to July 31, 1995. Prior to October 21, 1994, no Class C or Class D shares were publicly issued.

  In order to reflect the reduced sales charges in the case of Class A or Class D shares or the waiver of the CDSC in the case of Class B or Class C shares applicable to certain investors, as described under "Purchase of Shares" and "Redemption of Shares", respectively, the total return data quoted by the Fund in advertisements directed to such investors may take into account the reduced, and not the maximum, sales charge or may not take into account the CDSC and therefore may reflect greater total return since, due to the reduced sales charge or the waiver of sales charges, a lower amount of expenses may be deducted.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES

  The Fund was incorporated under Maryland law on April 15, 1982. It has an authorized capital of 300,000,000 shares of Common Stock, par value $0.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D Common Stock. Class A and Class C each consist of 50,000,000 shares, and Class B and Class D each consist of 100,000,000 shares. Class A, Class B, Class C and Class D Common Stock represent an interest in the same assets of the Fund and are identical in all respects except that the Class B, Class C and Class D shares bear certain expenses related to the account maintenance and/or distribution of such shares and have exclusive voting rights with respect to matters relating to such account maintenance and/or distribution expenditures. The Fund has received an order from the Commission permitting the issuance and sale of multiple classes of Common Stock. The Board of Directors of the Fund may classify and reclassify the shares of the Fund into additional classes of Common Stock at a future date.

  Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held and will vote on the election of Directors and any other matter submitted to a shareholder vote. The

Fund does not intend to hold meetings of shareholders in any year in which the Investment Company Act of 1940 does not require shareholders to act on any of the following matters: (i) election of Directors; (ii) approval of an investment advisory agreement; (iii) approval of a distribution agreement; and
(iv) ratification of selection of independent auditors. Generally under Maryland law, a meeting of shareholders may be called for any purpose on the written request of the holders of at least 25% of the outstanding shares of the Fund. Also, the by-laws of the Fund require that a special meeting of shareholders be held on the written request of at least 10% of the outstanding shares of the Fund entitled to vote at the meeting. Voting rights for Directors are not cumulative. Shares issued are fully paid and non-assessable and have no preemptive or conversion rights. Redemption and conversion rights are discussed elsewhere herein and in the Prospectus. Each share is entitled to participate equally in dividends and distributions declared by the Fund and in the net assets of the Fund on liquidation or dissolution after satisfaction of outstanding liabilities. Stock certificates will be issued by the Transfer Agent only on specific request. Certificates for fractional shares are not issued in any case.

COMPUTATION OF OFFERING PRICE PER SHARE

  The offering price for Class A, Class B, Class C and Class D shares of the Fund, based on the value of the Fund's net assets and number of shares outstanding as of July 31, 1995, is set forth below.

                                CLASS A      CLASS B      CLASS C     CLASS D
                              ------------ ------------ ----------- -----------
Net Assets................... $286,257,848 $414,885,911 $11,774,542 $36,388,080
                              ============ ============ =========== ===========
Number of Shares
 Outstanding.................   21,298,138   31,627,532     900,838   2,709,547
                              ============ ============ =========== ===========
Net Asset Value Per Share
 (net assets divided by
 number of shares
 outstanding)................ $      13.44 $      13.12 $     13.07 $     13.43
Sales Charge (Class A and
 Class D shares: 5.25% of
 offering price (5.54% of net
 asset value per share))*....          .74           **          **         .74
                              ------------ ------------ ----------- -----------
Offering Price............... $      14.18 $      13.12 $     13.07 $     14.17
                              ============ ============ =========== ===========

--------
 * Rounded to the nearest one-hundredth percent; assumes maximum sales charge is applicable.

** Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC upon redemption. See "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares" in the Prospectus and "Redemption of Shares--Deferred Sales Charges--Class B and Class C Shares" herein.

INDEPENDENT AUDITORS

  Deloitte & Touche LLP, 117 Campus Drive, Princeton, New Jersey 08540, has been selected as the independent auditors of the Fund. The selection of independent auditors is subject to ratification by the shareholders of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.

CUSTODIAN

  The Chase Manhattan Bank, N.A., Global Securities Services, 4 Chase MetroTech Center, 18th Floor, Brooklyn, New York 11245, acts as custodian of the Fund's assets. The Custodian is responsible for safeguarding and controlling the Fund's cash and securities, handling the delivery of securities and collecting interest on the Fund's investments.

TRANSFER AGENT

  Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, acts as the Fund's Transfer Agent (the "Transfer Agent"). The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts. See "Management of the Fund--Transfer Agency Services" in the Prospectus.

LEGAL COUNSEL

  Brown & Wood, One World Trade Center, New York, New York 10048-0557, is counsel for the Fund.

REPORTS TO SHAREHOLDERS

  The fiscal year of the Fund ends on July 31 of each year. The Fund sends to its shareholders at least semiannually reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by independent auditors, is sent to shareholders each year. After the end of each year, shareholders will receive Federal income tax information regarding dividends and capital gains distributions.

ADDITIONAL INFORMATION

  The Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement and the exhibits relating thereto, which the Fund has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act of 1940, to which reference is hereby made.

  To the knowledge of the Fund, no person or entity owned beneficially 5% or more of the Fund's shares on November 1, 1995.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Phoenix Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Phoenix Fund, Inc. as of July 31, 1995, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Phoenix Fund, Inc. as of July 31, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey

September 6, 1995

SCHEDULE OF INVESTMENTS

                            Face Amount/                                                                  Value     Percent of
Industry                    Shares Held               Investments                          Cost         (Note 1a)   Net Assets
Discount to Assets

Cable                           700,000    Comcast Corporation--Special (Class A)       $ 11,502,469     $ 14,087,500     1.9%


Day-Care Centers                700,000  ++Kinder-Care Learning Centers, Inc.              8,607,500        9,012,500     1.2


                                           Total Discount to Assets                       20,109,969       23,100,000     3.1



Earnings Turnarounds

Airlines                      1,015,000  ++Mesa Airlines, Inc.                             6,532,660       11,038,125      1.5


Apparel & Textile               657,600   ++Burlington Industries, Inc.                    7,635,000        8,220,000      1.1


Auto & Truck                    475,000    Federal--Mogul Corp.                            8,405,076       10,153,125     1.4


Banking & Financial             900,000  ++California Federal Bank, FSB                    8,884,347       12,487,500     1.7
                                130,000  ++California Federal Bank, FSB Goodwill
                                             Certificates                                    500,634          650,000     0.1
                                120,000    Glendale Federal Savings Bank (8.75%
                                             Convertible, Series E)                        3,000,000        4,470,000     0.6
                                500,000    Roosevelt Financial Group Inc.                  8,371,804        7,687,500     1.0


Communications                1,295,000  ++Century Communications Corp.++++               10,337,093       11,331,250     1.5


Computer Related                260,000  ++Cyrix Corp.                                     6,033,128        5,947,500     0.8

Computers &                   1,700,000  ++Tandem Computers, Inc.                         22,288,616       22,312,500     3.0
Peripherals                     500,000  ++Western Digital Corp.                           7,212,222        9,687,500     1.3


Consumer Products             1,500,000    The Topps Co., Inc.                            10,330,067        9,187,500     1.2


Energy Related                  361,000    Nowsco Well Service Ltd.                        3,267,348        3,752,188     0.5
                                632,600  ++Total Petroleum (North America) Ltd.            6,615,780        7,353,975     1.0


Environmental                 2,382,600  ++Allwaste Inc.++++                              12,367,136       13,402,125     1.8
                                930,000  ++Matrix Service Co.++++                          8,370,557        3,255,000     0.4
                                153,500  ++Rollins Environmental Services, Inc.              734,135          748,313     0.1
                                760,000  ++TETRA Technologies, Inc.++++                    5,271,282        9,120,000     1.2


Health Care                     685,000  ++The Liposome Company Inc.                       3,996,246        7,192,500     1.0
                                868,800  ++NeoRx Corp.++++                                 5,703,790        4,669,800     0.6


Home Builders                 1,326,800  ++NVR, Inc.++++                                   8,912,598        9,287,600     1.2
                                 53,828    NVR, Inc. (Warrants)(a)                           235,498           40,371     0.0


Leisure &                     1,625,000  ++CST Entertainment Imaging, Inc. ++++            3,593,312        1,625,000     0.2
Entertainment                   900,000  ++CST Entertainment Imaging, Inc. +++++++           675,000          675,000     0.1


Manufacturing                   879,400  ++Lamson & Sessions Co.++++                       4,853,150        5,826,025     0.8


Oil & Gas                       253,300  ++Ranchmen's Resources Ltd.                       1,034,460        1,085,439     0.1


Oil Services                    239,025  ++Computalog Ltd.                                 1,962,718        1,133,233     0.1
                                500,000  ++Rowan Companies, Inc.                           3,613,500        3,625,000     0.5
                                653,000  ++Weatherford International, Inc.                 4,942,750        8,325,750     1.1


Paper & Packaging               106,562  ++Gaylord Container Corp.                           226,434        1,238,783     0.2
                                233,428    Gaylord Container Corp. (Warrants)(a)             464,255        2,392,637     0.3

                            Shares Held/                                                                  Value     Percent of
Industry                    Face Amount               Investments                          Cost         (Note 1a)   Net Assets
Earnings Turnarounds
(concluded)

Precision                       300,000  ++Esterline Technology Corp.                  $  2,695,398     $  7,012,500      0.9%
Instruments


Printing &                    2,000,000  ++National Education Corp.++++                   9,816,118       10,750,000      1.4
Publishing


Restaurants                     965,519  ++Houlihan's Restaurant Group,
                                             Inc. (b)++++                                 3,468,750        8,568,981      1.1


Retail                        1,300,000    CML Group, Inc.                               11,732,647       10,887,500      1.5
                                700,000    The Limited, Inc.                             12,846,702       14,350,000      1.9
                                261,215  ++National Convenience Stores Inc.               4,217,295        3,461,099      0.5
                                 90,000    National Convenience Stores Inc.
                                             (Warrants)(a)                                  342,873          168,750      0.0
                              2,000,000  ++Service Merchandise Company, Inc.             10,966,680       14,000,000      1.9


Ship Building                    72,000  ++Bremer, Vulkan, Verbund AG                     3,784,727        4,129,695      0.5


                                           Total Earnings Turnarounds                   236,241,786      271,249,764     36.1



Financial Restructuring

Aerospace &                   2,360,000  ++Ladish Co., Inc.                               2,864,038          708,000      0.1
Industrial Products


Airlines                   $ 18,475,000  ++Continental Airlines Holdings,
                                             Inc., Secured Equipment Trust
                                             Certificates, 12.125% due
                                             4/15/1996                                    2,060,516        2,494,125      0.3


Chemicals                       360,000  ++Specialty Chemical Resources, Inc.++++         3,579,642        1,575,000      0.2


Computers &                     424,800  ++Concurrent Computer Corp.                        661,900          836,346      0.1
Peripherals

Consumer Products          $  6,700,000  ++Polly Peck International Finance
                                             N.V., Convertible Preferred
                                             Shares, 7.25% due 1/04/2005                    241,200          268,000      0.0


Energy                           65,945  ++Great Bay Power Corp. (c)                      2,215,547          511,074      0.1


Engineering                     431,144    EMCOR Group, Inc. (d)                          2,211,518        3,233,580      0.4


Financial                       145,000  ++First City Financial Corp., Non-
                                           Convertible Preferred Stock                    3,653,768        3,045,000      0.4


Industrial Services           1,633,200  ++Anacomp, Inc.                                  4,395,647        1,326,975      0.2
                           $ 19,500,000  ++Anacomp, Inc., Senior Subordinated
                                             Notes, 15.00% due 11/01/2000                13,727,813       15,112,500      2.0
                                 60,337    Anacomp, Inc. (Warrants)(a)                      131,233           26,397      0.0


Leisure &                     3,600,000  ++TMM, Inc.                                      3,276,000        1,687,500      0.2
Entertainment


Real Estate                $ 14,826,000  ++Olympia & York Maiden Lane Finance
                                             Corp., Secured Notes, 10.375% due
                                             12/31/1995                                   7,826,914        7,264,740      1.0
                                625,000  ++Resurgence Properties Inc.++++                 5,468,750        5,000,000      0.7

                            Shares Held/                                                                  Value     Percent of
Industry                    Face Amount               Investments                          Cost         (Note 1a)   Net Assets
Financial Restructuring
(concluded)

Retail                        1,190,420  ++Lamonts Apparel, Inc.++++                   $  3,222,815     $    446,408      0.1%
                                443,361  ++Zale Corp. Litigation Limited Partner-
                                             ship Shares                                          0                0      0.0


Textiles                   $  2,000,000    The Bibb Company, Senior Subordinated
                                             Notes, 13.875% due 8/01/1999                   745,000          760,000      0.1
                           $  2,000,000    The Bibb Company, Senior Subordinated
                                             Notes, 14.00% due 10/01/1999                   798,750          800,000      0.1


                                           Total Financial Restructuring                 57,081,051       45,095,645      6.0


High Yield

Energy                     $  7,000,000    WRT Energy Corp., Senior Notes, 13.875%
                                             due 3/01/2002 (e)                            7,000,000        6,860,000      0.9


Engineering                $  4,764,800    EMCOR Group, Inc., A Notes, 7.00% due
                                             12/15/1997(d)                                4,576,876        4,514,648      0.6
                           $  1,801,300    EMCOR Group, Inc., C Notes, 11.00% due
                                             12/15/2001(d)                                1,777,465        1,269,917      0.2
                           $  1,387,500    Sellco Corp., 12.00% due 12/15/2004(d)           170,170          187,312      0.0


Home Builders              $  4,100,000  ++Baldwin Homes, 10.375% due 8/01/2003           2,624,000        2,378,000      0.3
                           $  8,000,000    MDC Holdings, Inc., Senior Notes, 11.125%
                                             due 12/15/2003                               6,780,000        7,300,000      1.0


Leisure &                  $  8,500,000    Bally's Health & Tennis Corporation,
Entertainment                                Senior Subordinated Notes, 13.00% due
                                             1/15/2003                                    6,781,875        7,671,250      1.0
                           $ 12,000,000    Genmar Holdings, Inc., Senior
                                             Subordinated Notes, 13.50% due
                                             7/15/2001                                   12,000,000       11,910,000      1.6
                                330,000    Live Entertainment Inc., 5.00%
                                             Convertible Preferred (Series B)             1,546,875        1,732,500      0.2
                           $  7,500,000    Live Entertainment Inc., Senior
                                             Subordinated Notes, 12.00% due 3/23/1999     5,643,750        5,475,000      0.7
                           $  6,377,000    Riviera Holdings Corp., First Mortgage
                                             Bonds, 11.00% due 12/31/2002                 5,123,833        6,185,690      0.8
                           $  5,000,000    Trump Castle Funding Inc., 11.75% due
                                             11/15/2003                                   3,110,097        4,050,000      0.5
                           $  7,605,000    U.S. Trails, Inc., Secured Notes,
                                             12.00% due 7/15/1998                         5,346,125        5,171,400      0.7


Printing &                 $  4,112,000    San Jacinto Holdings Inc., Senior
Publishing                                   Subordinated Notes, 8.00% due 12/31/2000     3,125,120        3,125,120      0.4


Real Estate                $  3,300,000    Granite Development Partners L.P., Senior
                                             Notes (Series B), 10.83% due 11/15/2003      2,986,500        2,805,000      0.4


Telecommunications         $  5,910,000    Scott Cable, Subordinated Debentures,
                                             12.25%due 4/15/2001                          4,626,300        4,018,800      0.5

Transportation             $  7,500,000    Tiphook Finance Corp., Unsecured
                                             Guaranteed Notes, 10.75% due 11/01/2002      5,787,500        6,300,000      0.8


                                           Total High Yield                              79,006,486       80,954,637     10.6

                            Face Amount/                                                                  Value     Percent of
Industry                    Shares Held               Investments                          Cost         (Note 1a)   Net Assets
Operational Restructuring

Apparel &                       717,000  ++Texfi Industries, Inc.++++                  $  3,857,425     $  1,971,750      0.3%
Textile


Banking &                       500,000    Student Loan Marketing Association            19,895,502       26,937,500      3.6
Financial


Cable                           637,000  ++Cox Communications Inc. (Class A)             10,553,796       12,899,250      1.7


Computer Software               835,000  ++Borland International, Inc.                    7,615,421       10,333,125      1.4
& Services                    2,000,000  ++Computervision Corporation                     6,929,960       21,000,000      2.8


Computers &                   1,400,000  ++Amdahl Corp.                                  14,218,668       13,912,500      1.9
Peripherals                     700,000  ++Unisys Corp.                                   7,105,815        6,212,500      0.8


Diversified                   1,600,000  ++ADT Limited (ADR)*                            13,786,872       19,200,000      2.6
                                300,000    Corning Inc.                                   9,873,788        9,600,000      1.3
                              1,350,000  ++National Patent Development Corp.++++          4,945,938        2,362,500      0.3
                                540,500  ++TPI Enterprises, Inc.                          3,042,032        2,128,219      0.3


Electronics                   4,813,587  ++Automated Security (Holdings)
                                             PLC (ADR)*                                  16,190,133        6,016,984      0.8

Health Care                   1,861,900  ++Applied Bioscience International
                                             Inc.++++                                     9,584,260        8,844,025      1.2
                                469,200    Community Psychiatric Centers, Inc.            5,091,206        5,982,300      0.8
                            $ 5,850,000    ICN Pharmaceuticals, Inc., Convertible
                                             Subordinated Notes, 8.50% due
                                             11/15/1999                                   5,850,000        6,054,750      0.8
                              3,069,000  ++Unilab Corp++++                               14,047,518       13,618,687      1.8


Insurance                     2,899,500    Reliance Group Holdings, Inc.                 18,873,902       18,846,750      2.5
                                750,000  ++Southwestern Life Insurance Corp.              4,073,196          656,250      0.1


Metals & Mining                  15,625    Freeport-McMoRan Copper & Gold, Inc              338,594          416,016      0.1
                                550,000    Freeport-McMoRan, Inc.                         1,918,263        2,750,000      0.4
                                385,953    Freeport-McMoRan, Inc. (Class B)               7,157,545       10,420,731      1.4


Oil & Gas                       950,000    USX Corp.--Marathon Group, Inc.               16,580,900       19,118,750      2.6


Retail                          700,000    Kmart Corp.                                   10,392,960       11,025,000      1.5
                              1,000,000  ++Price/Costco, Inc.                            14,896,053       17,875,000      2.4
                              1,100,000    Woolworth Corp.                               16,832,486       17,187,500      2.3


                                           Total Operational Restructuring              243,652,233      265,370,087     35.7


                                           Total Investments                            636,091,525      685,770,133     91.5

SCHEDULE OF INVESTMENTS (concluded)

                                Face                                                                      Value     Percent of
                               Amount            Short-Term Investments                    Cost         (Note 1a)   Net Assets
Commercial Paper**        $  13,495,000    General Electric Capital Corp., 5.80%
                                           due 8/01/1995                              $  13,495,000    $  13,495,000      1.8%


                                           Total Commercial Paper                        13,495,000       13,495,000      1.8

US Government &              45,000,000    Federal National Mortgage Association,
Agency Obligations**                       5.63% due 8/15/1995                           44,901,475       44,901,475      6.0


                                           Total US Government & Agency Obligations      44,901,475       44,901,475      6.0


                                           Total Short-Term Investments                  58,396,475       58,396,475      7.8


Total Investments                                                                      $694,488,000      744,166,608     99.3
                                                                                       ============
Other Assets Less Liabilities                                                                              5,139,773      0.7
                                                                                                        ------------    ------
Net Assets                                                                                              $749,306,381    100.0%
                                                                                                        ============    ======


   *American Depositary Receipts (ADR).
  **Commercial Paper and certain US Government & Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
 (a)Warrants entitle the Fund to purchase a predetermined number of shares of common stock. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
 (b)Formerly Gilbert/Robinson Restaurants, Inc.
 (c)Received in exchange for EUA Power Corp., Series B, 17.50% due 5/15/1993 and EUA Power Corp., Series C, 17.50% due 11/5/1992.
 (d)Received in exchange for JWP Inc., 9.10% due 3/06/2002, JWP Inc., 9.95% due 11/15/2004 and JWP Inc., 10.25% due 12/01/1998.
 (e)Each $1,000 face amount contains 8 warrants of WRT Energy Corp. ++Non-income producing security.
++++Investment in companies 5% or more of whose outstanding securities are held by the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                                                     Net Share      Net     Dividend
    Industry                  Affiliate                               Activity      Cost     Income
    Apparel & Textile         Texfi Industries, Inc.                          0  $         0    (1)
    Chemicals                 Specialty Chemical Resources, Inc.              0            0    (1)
    Communications            Century Communications Corp.              533,700    4,444,087    (1)
    Diversified               National Patent Development Corp.               0            0    (1)
    Environmental             Allwaste Inc.                           1,455,100    7,732,376    (1)
    Environmental             Matrix Service Co.                              0            0    (1)
    Environmental             TETRA Technologies, Inc.                  (40,000)    (305,000)   (1)
    Health Care               Applied Bioscience International Inc.     688,600    3,516,816    (1)
    Health Care               NeoRx Corp.                                43,800      235,425    (1)
    Health Care               Unilab Corp.                            2,094,000    8,718,529    (1)
    Home Builders             NVR, Inc.                               1,326,800    8,912,598    (1)
    Leisure & Entertainment   CST Entertainment Imaging, Inc.           900,000      675,000    (1)
    Manufacturing             Lamson & Sessions Co.                     179,400      958,820    (1)
    Printing & Publishing     National Education Corp.                  875,500    3,256,078    (1)
    Real Estate               Resurgence Properties, Inc.                     0            0    (1)
    Restaurants               Houlihan's Restaurant Group, Inc.         965,519    3,468,750    (1)
    Retail                    Lamont's Apparel, Inc                           0            0    (1)

    Total                                                                        $41,613,479
                                                                                 ===========


 (1)Non-income producing security.
 +++Restricted security as to resale. The value of the Fund's investment in restricted securities was $675,000, representing .09% of net assets.

                                                                                     Value
    Issue                     Acquisition Date                           Cost      (Note 1a)
    CST Entertainment
     Imaging, Inc.            3/17/1995                                $675,000     $675,000

    Total                                                              $675,000     $675,000
                                                                       ========     ========


    See Notes to Financial Statements.

FINANCIAL INFORMATION



Statement of Assets and Liabilities as of July 31, 1995
Assets:             Investments, at value (identified cost--$694,488,000)
                    (Note 1a)                                                                              $ 744,166,608
                    Cash                                                                                       1,091,925
                    Receivables:
                      Securities sold                                                     $  10,083,916
                      Capital shares sold                                                     1,745,927
                      Interest                                                                1,891,795
                      Dividends                                                                   2,344       13,723,982
                                                                                          -------------
                    Prepaid registration fees and other assets (Note 1f)                                         153,024
                                                                                                           -------------
                    Total assets                                                                             759,135,539
                                                                                                           -------------

Liabilities:        Payables:
                      Securities purchased                                                    7,318,390
                      Capital shares redeemed                                                 1,106,211
                      Investment adviser (Note 2)                                               611,632
                      Distributor (Note 2)                                                      361,635        9,397,868
                                                                                          -------------
                    Accrued expenses and other liabilities                                                       431,290
                                                                                                           -------------
                    Total liabilities                                                                          9,829,158
                                                                                                           -------------


Net Assets:         Net assets                                                                             $ 749,306,381
                                                                                                           =============


Net Assets          Class A Shares of Common Stock, $0.10 par value, 50,000,000
Consist of:         shares authorized                                                                      $   2,129,814
                    Class B Shares of Common Stock, $0.10 par value, 50,000,000
                    shares authorized                                                                          3,162,753
                    Class C Shares of Common Stock, $0.10 par value, 50,000,000
                    shares authorized                                                                             90,084
                    Class D Shares of Common Stock, $0.10 par value, 50,000,000
                    shares authorized                                                                            270,955
                    Paid-in capital in excess of par                                                         669,670,896
                    Undistributed investment income--net                                                       2,926,373
                    Undistributed realized capital gains on investments and foreign
                    currency transactions--net                                                                21,376,898
                    Unrealized appreciation on investments and foreign currency
                    transactions--net                                                                         49,678,608
                                                                                                           -------------
                    Net assets                                                                             $ 749,306,381
                                                                                                           =============


Net Asset Value:    Class A--Based on net assets of $286,257,848 and 21,298,138
                    shares outstanding                                                                     $       13.44
                                                                                                           =============
                    Class B--Based on net assets of $414,885,911 and 31,627,532
                    shares outstanding                                                                     $       13.12
                                                                                                           =============
                    Class C--Based on net assets of $11,774,542 and 900,838
                    shares outstanding                                                                     $       13.07
                                                                                                           =============
                    Class D--Based on net assets of $36,388,080 and 2,709,547
                    shares outstanding                                                                     $       13.43
                                                                                                           =============

                    See Notes to Financial Statements.


Statement of Operations for the Year Ended July 31, 1995
Investment          Interest and discount earned                                                           $  11,660,038
Income              Dividends (net of $111,349 foreign withholding tax)                                        5,431,746
(Notes 1d & 1e):    Other income                                                                                 550,471
                                                                                                           -------------
                    Total income                                                                              17,642,255
                                                                                                           -------------


Expenses:           Investment advisory fees (Note 2)                                     $   6,445,583
                    Account maintenance and distribution fees--Class B (Note 2)               3,712,868
                    Transfer agent fees--Class B (Note 2)                                       845,611
                    Transfer agent fees--Class A (Note 2)                                       502,200
                    Printing and shareholder reports                                            293,980
                    Accounting services (Note 2)                                                156,114
                    Registration fees (Note 1f)                                                 121,884
                    Professional fees                                                           105,427
                    Custodian fees                                                               55,525
                    Directors' fees and expenses                                                 53,498
                    Account maintenance and distribution fees--Class C (Note 2)                  48,373
                    Account maintenance fees--Class D (Note 2)                                   42,023
                    Transfer agent fees--Class D (Note 2)                                        37,038
                    Transfer agent fees--Class C (Note 2)                                        12,721
                    Other                                                                        17,345
                                                                                          -------------
                    Total expenses                                                                            12,450,190
                                                                                                           -------------
                    Investment income--net                                                                     5,192,065
                                                                                                           -------------


Realized &          Realized gain (loss) from:
Unrealized Gain       Investments--net                                                       44,288,326
(Loss) on             Foreign currency transactions--net                                        (21,399)      44,266,927
Investments &                                                                             -------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions          Investments--net                                                       38,222,744
--Net (Notes 1b,      Foreign currency transactions--net                                            434       38,223,178
1c, 1e & 3):                                                                              -------------    -------------
                    Net realized and unrealized gain on investments and foreign
                    currency transactions                                                                     82,490,105
                                                                                                           -------------
                    Net Increase in Net Assets Resulting from Operations                                   $  87,682,170
                                                                                                           =============


                    See Notes to Financial Statements.

Statements of Changes in Net Assets

                                                                                            For the Year Ended July 31,
Increase (Decrease) in Net Assets:                                                             1995             1994
Operations:         Investment income (loss)--net                                         $   5,192,065    $    (357,218)
                    Realized gain on investments and foreign currency
                    transactions--net                                                        44,266,927       68,285,575
                    Change in unrealized appreciation/depreciation on
                    investments and foreign currency transactions--net                       38,223,178      (32,799,450)
                                                                                          -------------    -------------
                    Net increase in net assets resulting from operations                     87,682,170       35,128,907
                                                                                          -------------    -------------


Dividends &         Investment income--net:
Distributions to      Class A                                                                (2,215,404)              --
Shareholders          Class B                                                                  (555,940)              --
(Note 1g):            Class C                                                                   (10,793)              --
                      Class D                                                                   (75,226)              --
                    Realized gain on investments--net:
                      Class A                                                               (27,461,298)     (25,246,227)
                      Class B                                                               (39,292,892)     (25,925,825)
                      Class C                                                                   (85,233)              --
                      Class D                                                                  (474,000)              --
                                                                                          -------------    -------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                           (70,170,786)     (51,172,052)
                                                                                          -------------    -------------


Capital Share       Net increase in net assets derived from capital share
Transactions        transactions                                                            113,809,555      226,499,203
(Note 4):                                                                                 -------------    -------------

Net Assets:         Total increase in net assets                                            131,320,939      210,456,058
                    Beginning of year                                                       617,985,442      407,529,384
                                                                                          -------------    -------------
                    End of year*                                                          $ 749,306,381    $ 617,985,442
                                                                                          =============    =============

                   *Undistributed (accumulated) investment income
                    (loss)--net (Note 1h)                                                 $   2,926,373    $    (39,695)
                                                                                          =============    =============


                    See Notes to Financial Statements.

Financial Highlights


The following per share data and ratios have been derived
from information provided in the financial statements.                                     Class A
                                                                                   For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                                 1995++     1994      1993      1992        1991
Per Share           Net asset value, beginning of year                $  13.31   $  13.75  $  11.40  $  11.13   $  12.37
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .17        .03       .02       .06        .23
                    Realized and unrealized gain on
                    investments and foreign currency
                    transactions--net                                     1.47       1.18      3.06      1.34        .55
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      1.64       1.21      3.08      1.40        .78
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.11)        --      (.03)     (.09)      (.40)
                      Realized gain on investments--net                  (1.40)     (1.65)     (.70)    (1.04)     (1.62)
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                    (1.51)     (1.65)     (.73)    (1.13)     (2.02)
                                                                      --------   --------  --------  --------   --------
                    Net asset  value, end of year                     $  13.44   $  13.31  $  13.75  $  11.40   $  11.13
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                  13.91%      9.36%    28.96%    14.54%     10.35%
Return:*                                                              ========   ========  ========  ========   ========



Ratios to           Expenses                                             1.31%      1.22%     1.25%     1.35%      1.42%
Average                                                               ========   ========  ========  ========   ========
Net Assets:         Investment income--net                               1.40%       .48%      .28%      .60%      2.22%
                                                                      ========   ========  ========  ========   ========


Supplemental        Net assets, end of year (in thousands)            $286,258   $255,856  $197,995  $140,323   $132,623
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  70.36%     63.95%    67.57%    79.68%     72.12%
                                                                      ========   ========  ========  ========   ========


                   *Total investment returns exclude the effects of sales loads.
                  ++Based on average shares outstanding during the year.


                    See Notes to Financial Statements.

The following per share data and ratios have been derived
from information provided in the financial statements.                                       Class B
                                                                                  For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                                 1995++     1994++     1993      1992       1991
Per Share           Net asset value, beginning of year                $  13.02   $  13.46  $  11.25  $  11.04   $  12.26
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income (loss)--net                          .04       (.07)     (.02)     (.05)       .11
                    Realized and unrealized gain on
                    investments and foreign currency
                    transactions--net                                     1.45       1.11      2.93      1.33        .56
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      1.49       1.04      2.91      1.28        .67
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.02)        --        --      (.03)      (.27)
                      Realized gain on investments--net                  (1.37)     (1.48)     (.70)    (1.04)     (1.62)
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                    (1.39)     (1.48)     (.70)    (1.07)     (1.89)
                                                                      --------   --------  --------  --------   --------
                    Net asset  value, end of year                     $  13.12   $  13.02  $  13.46  $  11.25   $  11.04
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                  12.83%      8.21%    27.66%    13.35%      9.14%
Return:*                                                              ========   ========  ========  ========   ========



Ratios to Average   Expenses, excluding account maintenance and
Net Assets:         distribution fees                                    1.34%      1.24%     1.27%     1.37%      1.45%
                                                                      ========   ========  ========  ========   ========
                    Expenses                                             2.34%      2.24%     2.27%     2.37%      2.45%
                                                                      ========   ========  ========  ========   ========
                    Investment income (loss)--net                         .37%      (.51%)    (.73%)    (.46%)     1.19%
                                                                      ========   ========  ========  ========   ========


Supplemental        Net assets, end of year (in thousands)            $414,886   $362,129  $209,534  $104,313   $ 79,848
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  70.36%     63.95%    67.57%    79.68%     72.12%
                                                                      ========   ========  ========  ========   ========


                   *Total investment returns exclude the effects of sales loads.
                  ++Based on average shares outstanding during the year.


                    See Notes to Financial Statements.

FINANCIAL INFORMATION (concluded)


Financial Highlights (concluded)


The following per share data and ratios have been derived                                        For the Period
from information provided in the financial statements.                                       October 21, 1994++ to
                                                                                                July 31, 1995++++
Increase (Decrease) in Net Asset Value:                                                     Class C          Class D
Per Share           Net asset value, beginning of period                                  $       12.31    $       12.57
Operating                                                                                 -------------    -------------
Performance:        Investment income--net                                                          .03              .11
                    Realized and unrealized gain on investments and
                    foreign currency transactions--net                                             1.21             1.25
                                                                                          -------------    -------------
                    Total from investment operations                                               1.24             1.36
                                                                                          -------------    -------------
                    Less dividends and distributions:
                      Investment income--net                                                       (.05)            (.07)
                      Realized gain on investments--net                                            (.43)            (.43)
                                                                                          -------------    -------------
                    Total dividends and distributions                                              (.48)            (.50)
                                                                                          -------------    -------------
                    Net asset value, end of period                                        $       13.07    $       13.43
                                                                                          =============    =============


Total Investment    Based on net asset value per share                                           10.99%+++        11.72%+++
Return:**                                                                                 =============    =============



Ratios to Average   Expenses, excluding account maintenance and distribution fees                 1.39%*           1.35%*
Net Assets:                                                                               =============    =============
                    Expenses                                                                      2.39%*           1.60%*
                                                                                          =============    =============
                    Investment income--net                                                         .34%*           1.11%*
                                                                                          =============    =============


Supplemental        Net assets, end of period (in thousands)                              $      11,775    $      36,388
Data:                                                                                     =============    =============
                    Portfolio turnover                                                           70.36%           70.36%
                                                                                          =============    =============

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of Operations.
                ++++Based on average shares outstanding during the period.
                 +++Aggregate total investment return.



                    See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Phoenix Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Short-term securities are valued at amortized cost, which approximates market value. Other investments are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Reclassification--Generally accepted accounting principles require that certain differences between undistributed net realized capital gains for financial reporting purposes, if permanent, be reclassified to undistributed net investment income. Accordingly, current year's permanent book/tax differences of $631,366 have been reclassified from undistributed net realized capital gains to undistributed net investment income. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. (ML & Co.), which is the limited partner. The Fund has also entered into a Distribution
Agreement and Distribution Plans with Merrill Lynch Funds
Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following rates: 1.00% of average daily net assets not exceeding $500 million; 0.95% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.90% of average daily net assets in excess of $1 billion. The Investment Advisory Agreement obligates FAM to reimburse the Fund to the extent the Fund's expenses (excluding interest, taxes, distribution fees, brokerage fees and commissions, and extraordinary items) exceed 2.5% of the Fund's first $30 million of average daily net assets, 2.0% of the Fund's next $70 million of average daily net assets and 1.5% of the average daily net assets in excess thereof. No fee payment will be made to the Investment Adviser during any fiscal year which will cause such expenses to exceed the pro rata expense limitation at the time of such payment.

Pursuant to the distribution plans ("the Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                          Account     Distribution
                                      Maintenance Fee      Fee

Class B                                     0.25%          0.75%
Class C                                     0.25%          0.75%
Class D                                     0.25%           --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended July 31, 1995, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                                       MLFD         MLPF&S

Class A                               $12,173       $196,223
Class D                               $ 9,543       $153,567


For the year ended July 31, 1995, MLPF&S received contingent deferred sales charges of $594,796 and $3,586 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $27,831 in commissions on the execution of portfolio security transactions for the Fund for the year ended July 31, 1995.

NOTES TO FINANCIAL STATEMENTS (concluded)


Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, MLPF&S, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 1995 were $466,215,722 and $408,634,885, respectively.

Net realized and unrealized gains (losses) as of July 31, 1995 were as follows:


                                   Realized
                                    Gains         Unrealized
                                   (Losses)         Gains

Long-term investments            $ 44,288,326   $ 49,678,608
Foreign currency
transactions                          (21,399)            --
                                 ------------   ------------
Total                            $ 44,266,927   $ 49,678,608
                                 ============   ============


As of July 31, 1995, net unrealized appreciation for Federal income tax purposes aggregated $48,906,031, of which $100,819,155 related to appreciated securities and $51,913,124 related to depreciated securities. At July 31, 1995, the aggregate cost of investments for Federal income tax purposes was $695,260,577.

4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions was $113,809,555 and $226,499,203 for the years ended July 31, 1995 and July 31, 1994, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                        Dollar
Ended July 31, 1995                  Shares        Amount

Shares sold                         4,773,327   $ 58,642,097
Shares issued to share-
holders in reinvestment
of dividends and
distributions                       2,149,438     25,931,896
                                  -----------   ------------
Total issued                        6,922,765     84,573,993
Shares redeemed                    (4,852,599)   (59,460,110)
                                  -----------   ------------
Net increase                        2,070,166   $ 25,113,883
                                  ===========   ============



Class A Shares for the Year                        Dollar
Ended July 31, 1994                  Shares        Amount

Shares sold                         6,651,189   $ 90,076,079
Shares issued to share-
holders in reinvestment
of distributions                    1,642,482     21,483,664
                                  -----------   ------------
Total issued                        8,293,671    111,559,743
Shares redeemed                    (3,468,349)   (46,773,252)
                                  -----------   ------------
Net increase                        4,825,322   $ 64,786,491
                                  ===========   ============


Class B Shares for the Year                        Dollar
Ended July 31, 1995                  Shares        Amount

Shares sold                        11,220,799   $134,103,392
Shares issued to share-
holders in reinvestment
of dividends and
distributions                       3,047,645     36,160,407
                                  -----------   ------------
Total issued                       14,268,444    170,263,799
Shares redeemed                    (9,792,351)  (116,499,330)
Automatic conversion of
shares                               (653,362)    (7,789,181)
                                  -----------   ------------
Net increase                        3,822,731   $ 45,975,288
                                  ===========   ============

Class B Shares for the Year                        Dollar
Ended July 31, 1994                  Shares        Amount

Shares sold                        14,799,015   $196,220,427
Shares issued to share-
holders in reinvestment
of distributions                    1,819,145     23,320,070
                                  -----------   ------------
Total issued                       16,618,160    219,540,497
Shares redeemed                    (4,382,742)   (57,827,785)
                                  -----------   ------------
Net increase                       12,235,418   $161,712,712
                                  ===========   ============




Class C Shares for the Period                       Dollar
Oct. 21, 1994++ to July 31, 1995      Shares        Amount

Shares sold                         1,061,529   $ 12,324,849
Shares issued to share-
holders in reinvestment
of dividends and
distributions                           7,661         82,125
                                  -----------   ------------
Total issued                        1,069,190     12,406,974
Shares redeemed                      (168,352)    (1,968,329)
                                  -----------   ------------
Net increase                          900,838   $ 10,438,645
                                  ===========   ============

[FN]
++Commencement of Operations.


Class D Shares for the Period                      Dollar
Oct. 21, 1994++ to July 31, 1995      Shares       Amount

Shares sold                         2,465,488   $ 29,295,539
Automatic conversion of
shares                                639,176      7,789,181
Shares issued to share-
holders in reinvestment
of dividends and
distributions                          47,191        517,217
                                  -----------   ------------
Total issued                        3,151,855     37,601,937
Shares redeemed                      (442,308)    (5,320,198)
                                  -----------   ------------
Net increase                        2,709,547   $ 32,281,739
                                  ===========   ============

[FN]
++Commencement of Operations.

                      [This Page Intentionally Left Blank]

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Investment Objective and Policies..........................................   2
Management of the Fund.....................................................   6
 Directors and Officers....................................................   6
 Management and Advisory Arrangements......................................   8
Purchase of Shares.........................................................  11
 Alternative Sales Arrangements............................................  11
 Initial Sales Charge Alternative--Class A and Class D Shares..............  11
 Reduced Initial Sales Charges.............................................  12
 Distribution Plans........................................................  16
 Limitations on the Payment of Deferred Sales Charges......................  17
Redemption of Shares.......................................................  18
 Deferred Sales Charge--Class B and Class C Shares.........................  18
Portfolio Transactions and Brokerage.......................................  20
Determination of Net Asset Value...........................................  21
Shareholder Services.......................................................  22
 Investment Account........................................................  23
 Automatic Investment Plans................................................  23
 Automatic Reinvestment of Dividends and Capital Gains Distributions.......  24
 Systematic Withdrawal Plans--Class A and Class D Shares...................  24
 Retirement Plans..........................................................  25
 Exchange Privilege........................................................  25
Dividends, Distributions and Taxes.........................................  39
 Dividends and Distributions...............................................  39
 Taxes.....................................................................  40
Performance Data...........................................................  42
General Information........................................................  44
 Description of Shares.....................................................  44
 Computation of Offering Price Per Share...................................  45
 Independent Auditors......................................................  45
 Custodian.................................................................  45
 Transfer Agent............................................................  46
 Legal Counsel.............................................................  46
 Reports to Shareholders...................................................  46
 Additional Information....................................................  46
Independent Auditors' Report...............................................  47
Financial Statements.......................................................  48

Merrill Lynch Phoenix Fund, Inc. is not related to Phoenix Home Life Mutual Life Insurance Company or any of its subsidiaries or affiliates, including the Phoenix Series Fund.

                                                          Code # 10242-1195




LOGO  MERRILL LYNCH

Merrill Lynch
Phoenix Fund, Inc.

[ART]

STATEMENT OF
ADDITIONAL
INFORMATION

November 28, 1995

Distributor:
Merrill Lynch
Funds Distributor, Inc.

                           PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

  (a) FINANCIAL STATEMENTS:

      Contained in Part A:

       Financial Highlights for each of the periods in the ten-year period ended July 31, 1995.

      Contained in Part B:

       Schedule of Investments, as of July 31, 1995.

       Statement of Assets and Liabilities as of July 31, 1995.

       Statement of Operations for the year ended July 31, 1995.

       Statements of Changes in Net Assets for the years ended July 31, 1995 and 1994.

       Financial Highlights for each of the years in the five-year period ended July 31, 1995.

  (b) EXHIBITS:

 EXHIBIT
 NUMBER                                DESCRIPTION
 -------                               -----------
   1(a)  --Articles of Incorporation of Registrant, dated April 13, 1982.(a)
    (b)  --Articles of Amendment to Articles of Incorporation of Registrant.(a)
         --Articles of Amendment to Articles of Incorporation of Registrant,
    (c)   dated October 17, 1994.(a)
    (d)  --Articles Supplementary, dated October 18, 1995, to Articles of
          Incorporation of Registrant.
   2     --By-Laws of Registrant.(a)
   3     --None.
   4(a)  --Portions of the Articles of Incorporation and By-Laws of Registrant
          defining the rights of holders of shares of common stock of
          Registrant.(b)
   5(a)  --Investment Advisory Agreement between Registrant and Fund Asset
          Management, L.P.(a)
    (b)  --Supplement to Investment Advisory Agreement between Registrant and
          Fund Asset Management, L.P.(d)
   6(a)  --Form of Class A Distribution Agreement between Registrant and
          Merrill Lynch Funds Distributor, Inc. (including Form of Selected
          Dealers Agreement).(d)
    (b)  --Form of Class B Distribution Agreement between Registrant and
          Merrill Lynch Funds Distributor, Inc. (including Form of Selected
          Dealers Agreement).(a)
    (c)  --Form of Class C Distribution Agreement between Registrant and
          Merrill Lynch Funds Distributor, Inc. (including Form of Selected
          Dealers Agreement).(d)
    (d)  --Form of Class D Distribution Agreement between Registrant and
          Merrill Lynch Funds Distributor, Inc. (including Form of Selected
          Dealers Agreement).(d)
    (e)  --Merrill Lynch Mutual Fund Adviser Agreement.(c)
   7     --None.
   8     --Form of Custody Agreement between Registrant and The Chase Manhattan
          Bank, N.A.(e).
   9(a)  --Transfer Agency, Dividend Disbursing Agency and Shareholder
          Servicing Agency Agreement between Registrant and Financial Data
          Services, Inc. (now known as Merrill Lynch Financial Data Services,
          Inc.).(a)
    (b)  --Agreement among Merrill Lynch, Pierce, Fenner & Smith Incorporated,
          Merrill Lynch Asset Management, Inc. and the Registrant relating to use by the Registrant of the Merrill Lynch name.(a)
     10  --None.
     11  --Consent of Deloitte & Touche LLP, independent auditors for the
          Registrant.
     12  --None.
     13  --None.

 EXHIBIT
 NUMBER                                DESCRIPTION
 -------                               -----------
     14  --None
  15(a)  --Class C Distribution Plan and Class C Distribution Plan Sub-
          Agreement of Registrant.
    (b)  --Class D Distribution Plan and Class D Distribution Plan Sub-
          Agreement of Registrant.
    (c)  --Amended and Restated Class B Distribution Plan of Registrant.(c)
  16(a)  --Schedule for computation of each performance quotation for Class A shares provided in the Registration Statement in response to Item
          22.(a)
    (b)  --Schedule for computation of each performance quotation for Class B shares provided in the Registration Statement in response to Item
          22.(a)
    (c)  --Schedule for computation of each performance quotation for Class C shares provided in the Registration Statement in response to Item 22.
    (d)  --Schedule for computation of each performance quotation for Class D shares provided in the Registration Statement in response to Item 22.
  17(a)  --Financial Data Schedule for Class A Shares.
    (b)  --Financial Data Schedule for Class B Shares.
    (c)  --Financial Data Schedule for Class C Shares.
    (d)  --Financial Data Schedule for Class D Shares.

--------

(a) Refiled pursuant to the Electronic Data Gathering, Analysis and Retrieval ("EDGAR") phase-in requirements.


(b) Reference is made to Article III, Article V, Article VI (sections 2, 3, 4 and 5), Article VII, Article VIII, and Article X of the Registrant's Articles of Incorporation, previously filed as Exhibit (1), to the Registration Statement, and to Article II, Article III (sections 1, 3, 5, 6 and 17), Article VI, Article VII, Article XII, Article XIII, Article XIV and Article XV of the Registrant's By-Laws previously filed as Exhibit (2) to the Registration Statement.

(c) Filed on EDGAR on November 24, 1993 as an Exhibit to Post-Effective Amendment No. 13 to the Registrant's Registration Statement under the Securities Act of 1933.

(d) Filed on EDGAR as an exhibit to Post-Effective Amendment No. 14 to Registrant's Registration Statement on Form N-1A, filed October 11, 1994.

(e) Filed on EDGAR as an exhibit to Post-Effective Amendment No. 15 to the Registrant's Registration Statement on Form N-1A, filed on October 14, 1994.

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

  The Registrant is not controlled by or under common control with any other person.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES.

                                                                   NUMBER OF
                                                               RECORD HOLDERS AT
                           TITLE OF CLASS                      OCTOBER 31, 1995
                           --------------                      -----------------
      Class A Common Stock, par value $0.10 per share.........      26,705
      Class B Common Stock, par value $0.10 per share.........      39,550
      Class C Common Stock, par value $0.10 per share.........       1,820
      Class D Common Stock, par value $0.10 per share.........       4,424

--------

Note: The number of holders shown above includes holders of record plus beneficial owners whose shares are held of record by Merrill Lynch, Pierce, Fenner & Smith Incorporated.

ITEM 27. INDEMNIFICATION.

  Reference is made to Article VI of Registrant's Articles of Incorporation,
Article VI of Registrant's By-Laws, Section 2-418 of the Maryland General Corporation Law and Section 9 of the Class A and Class B Distribution Agreements.

  Article VI of the By-Laws provides that each officer and director of the Registrant shall be indemnified by the Registrant to the full extent permitted under the General Laws of the State of Maryland, except that such indemnity shall not protect any such person against any liability to the Registrant or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Absent a court determination that an officer or director seeking indemnification was not liable on the merits or guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent counsel or non-party independent directors, after review of the facts, that such officer or director is not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

  The Registrant may purchase insurance on behalf of an officer or director protecting such person to the full extent permitted under the General Laws of the State of Maryland from liability arising from his activities as officer or director of the Registrant. The Registrant, however, may not purchase insurance on behalf of any officer or director of the Registrant that protects or purports to protect such person from liability to the Registrant or to its stockholders to which such officer or director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

  The Registrant may indemnify or purchase insurance to the extent provided in
Article VI on behalf of an employee or agent who is not an officer or director of the Registrant.

  Insofar as the conditional advancing of indemnification moneys for actions based upon the Investment Company Act of 1940 may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant's disinterested, non-party Directors, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

  In Section 9 of the Class A, Class B, Class C and Class D Shares Distribution Agreements relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933, against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus.

  Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF MANAGER.

  Fund Asset Management, L.P. ("FAM" or the "Manager") acts as the investment adviser for the following open-end investment companies: CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., Financial Institutions Series Trust, Merrill Lynch Basic Value Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Federal Securities Trust, Merrill Lynch Funds for Institutions Series, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch World Income Fund, Inc. and The Municipal Fund Accumulation Program, Inc. and for the following closed-end investment companies: Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Emerging Tigers Fund, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc.

  Merrill Lynch Asset Management, L.P. ("MLAM"), an affiliate of the Manager, acts as investment adviser for the following open-end investment companies:
Merrill Lynch Adjustable Rate Securities Fund, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Balanced Fund for Investment and Retirement, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Fund For Tomorrow, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Convertible Fund, Inc., Merrill Lynch Global Holdings, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Growth Fund for Investment and Retirement, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Institutional Intermediate Fund, Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Technology Fund, Inc., Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch U.S.A. Government Reserves, Merrill Lynch Utility Income Fund, Inc. and Merrill Lynch Variable Series Funds, Inc., and for the following closed-end investment companies:
Convertible Holdings, Inc., Merrill Lynch High Income Municipal Bond Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc.

  The address of each of these investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series and Merrill Lynch Institutional Intermediate Fund is One Financial Center, 15th Floor, Boston, Massachusetts 02111-2646. The address of the Manager, MLAM and Princeton Services, Inc. ("Princeton Services"), and Princeton Administrators, L.P. is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of Merrill Lynch Funds Distributor, Inc. ("MLFD") is P.O. Box 9081, Princeton, New Jersey 08543-9081. The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and Merrill Lynch & Co., Inc. ("ML&Co.") is North Tower, World Financial Center, 250 Vesey Street, New York, New York 10281-1201. The address of the Fund's transfer agent, Merrill Lynch Financial Data Services is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

  Set forth below is a list of each executive officer and partner of the Manager indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged since July 31, 1992 for his own account or in the capacity of director, officer, partner or trustee. In addition, Mr. Zeikel is President, Mr. Richard is Treasurer and Mr. Glenn is Executive Vice President of all or substantially all of the investment companies described in the preceding paragraph and also hold the same positions with all or substantially all of the investment companies advised by MLAM as they do with those advised by the Manager. Messrs. Giordano, Harvey, Hewitt, Kirstein and Monagle are directors or officers of one or more of such companies.

                                  POSITION(S) WITH        OTHER SUBSTANTIAL BUSINESS,
 NAME                            INVESTMENT ADVISER   PROFESSION, VOCATION OR EMPLOYMENT
 ----                            ------------------   ----------------------------------
 ML & Co. ...................  Limited Partner          Financial Services Holding
                                                         Company
 Princeton Services, Inc.
  ("Princeton Services").....  General Partner          General Partner of MLAM
 Arthur Zeikel...............  President                President of MLAM; President
                                                         and Director of Princeton
                                                         Services; Director of the
                                                         Distributor; Executive Vice
                                                         President of Merrill Lynch;
                                                         Executive Vice President of
                                                         ML&Co.
 Terry K. Glenn..............  Executive Vice           Executive Vice President of
                                President                MLAM; Executive Vice
                                                         President and Director of
                                                         Princeton Services; President
                                                         and Director of the
                                                         Distributor; Director of FDS;
                                                         President of Princeton
                                                         Administrators, Inc.
 Vincent R. Giordano.........  Senior Vice President    Senior Vice President of MLAM;
                                                         Senior Vice President of
                                                         Princeton Services
 Elizabeth Griffin...........  Senior Vice President    Senior Vice President of MLAM
 N. John Hewitt..............  Senior Vice President    Senior Vice President of MLAM;
                                                         Senior Vice President of
                                                         Princeton Services
 Philip L. Kirstein..........  Senior Vice              Senior Vice President, General
                                President, General       Counsel and Secretary of
                                Counsel and              MLAM; Senior Vice President,
                                Secretary                General Counsel, Director and
                                                         Secretary of Princeton
                                                         Services; Director of the
                                                         Distributor
 Ronald M. Kloss.............  Senior Vice President    Senior Vice President and
                                and Controller           Controller of MLAM; Senior
                                                         Vice President and Controller
                                                         of Princeton Services
 Stephen M. M. Miller........  Senior Vice President    Executive Vice President of
                                                         Princeton Administration;
                                                         Senior Vice President of
                                                         Princeton Services
 Joseph T. Monagle...........  Senior Vice President    Senior Vice President of MLAM;
                                                         Senior Vice President of
                                                         Princeton Services
 Richard L. Reller...........  Senior Vice President    Senior Vice President of FAM;
                                                         Senior Vice President of
                                                         Princeton Services

                                  POSITION(S) WITH        OTHER SUBSTANTIAL BUSINESS,
             NAME                INVESTMENT ADVISER   PROFESSION, VOCATION OR EMPLOYMENT
             ----                ------------------   ----------------------------------
 Gerald M. Richard...........  Senior Vice President     Senior Vice President and
                                and Treasurer             Treasurer of MLAM; Senior
                                                          Vice President and
                                                          Treasurer of Princeton
                                                          Services; Vice President
                                                          and Treasurer of the
                                                          Distributor
 Richard L. Rufener..........  Senior Vice President     Senior Vice President of
                                                          MLAM; Senior Vice President
                                                          of Princeton Services; Vice
                                                          President of the
                                                          Distributor
 Ronald L. Welburn...........  Senior Vice President     Senior Vice President of
                                                          MLAM; Senior Vice President
                                                          of Princeton Services
 Anthony Wiseman.............  Senior Vice President     Senior Vice President of
                                                          MLAM; Senior Vice President
                                                          of Princeton Services

ITEM 29. PRINCIPAL UNDERWRITERS.

  (a) MLFD acts as the principal underwriter for the Registrant. MLFD acts as the principal underwriter for each of the open-end investment companies referred to in the first two paragraphs of Item 28 except CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, Convertible Holdings, Inc., The Corporate Fund Accumulation Program, Inc., MuniAssets Fund, Inc. and The Municipal Fund Accumulation Program, Inc.; and MLFD also acts as the principal underwriter for the following closed-end investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc.

  (b) Set forth below is information concerning each director and officer of MLFD. The principal business address of each such person is P.O. Box 9081, Princeton, New Jersey 08543-9081, except that the address of Messrs. Crook, Aldrich, Brady, Breen, Graczyk, Fatseas and Wasel is One Financial Center, Boston, Massachusetts 02111-2646.

                                       (2)                        (3)
          (1)                POSITION(S) AND OFFICES    POSITION(S) AND OFFICES
         NAME                       WITH MLFD               WITH REGISTRANT
         ----                -----------------------    -----------------------
Terry K. Glenn...........  President and Director       Executive Vice President
Arthur Zeikel............  Director                     President and Trustee
Philip L. Kirstein.......  Director                     None
William E. Aldrich.......  Senior Vice President        None
Robert W. Crook..........  Senior Vice President        None
Kevin P. Boman...........  Vice President               None
Michael J. Brady.........  Vice President               None
William M. Breen.........  Vice President               None
Sharon Creveling.........  Vice President and Assistant None
                            Treasurer
Mark A. DeSario..........  Vice President               None
James T. Fatseas.........  Vice President               None
Stanley Graczyk..........  Vice President               None
Debra W. Landsman-Yaros..  Vice President               None
Michelle T. Lau..........  Vice President               None
Gerald M. Richard........  Vice President and Treasurer Treasurer
Salvatore Venezia........  Vice President               None
William Wasel............  Vice President               None
Robert Harris............  Secretary                    Secretary

  (c) Not applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS.

  All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder will be maintained at the offices of the Registrant, 800 Scudders Mill Road, Plainsboro, New Jersey 08536 and its transfer agent, Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

ITEM 31. MANAGEMENT SERVICES.

  Other than as set forth under the caption "Management of the Fund--Management and Advisory Arrangements" in the Prospectus constituting Part A of the Registration Statement and under the caption "Management of the Fund-- Management and Advisory Arrangements" in the Statement of Additional Information constituting Part B of the Registration Statement, Registrant is not a party to any management-related service contracts.

ITEM 32. UNDERTAKINGS.

  (a) Not applicable.

  (b) Not applicable.

  (c) Registrant undertakes to furnish to each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Plainsboro, and State of New Jersey, on the 28th day of November, 1995.

                                          Merrill Lynch Phoenix Fund, Inc.


                                                  /s/ Arthur Zeikel
                                          By: ____________________________
                                                (ARTHUR ZEIKEL, PRESIDENT)

  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

              SIGNATURE                         TITLE                DATE


       /s/ Arthur Zeikel                President and Director   November 28,
-------------------------------------    (Principal Executive     1995
           (ARTHUR ZEIKEL)                 Officer)



     /s/ Gerald M. Richard              Treasurer (Principal     November 28,
-------------------------------------    Financial and            1995
         (GERALD M. RICHARD)              Accounting Officer)


                                        Director
-------------------------------------

            (JOE GRILLS)

            Walter Mintz*               Director
-------------------------------------
           (WALTER MINTZ)


        Stephen B. Swensrud*            Director
-------------------------------------
        (STEPHEN B. SWENSRUD)


          Melvin R. Seiden*             Director
-------------------------------------
         (MELVIN R. SEIDEN)


            Harry Woolf*                Director
-------------------------------------
            (HARRY WOOLF)



       /s/ Arthur Zeikel                                         November 28,
*By: ________________________________                             1995
  (ARTHUR ZEIKEL, ATTORNEY-IN-FACT)

                                 EXHIBIT INDEX

 EXHIBIT                                                                  PAGE
 NUMBER                           DESCRIPTION                            NUMBER
 -------                          -----------                            ------
   1(a)  --Articles of Incorporation of Registrant, dated April 13,
          1982.(a)
    (b)  --Articles of Amendment to Articles of Incorporation of
          Registrant.(a)
    (c)  --Articles of Amendment to Articles of Incorporation of
          Registrant, dated October 17, 1994. (a)
    (d)  --Articles Supplementary, dated October 18, 1995, to Articles of Incorporation of Registrant.
    2    --By-Laws of Registrant.(a)
   5(a)  --Investment Advisory Agreement between Registrant and Fund
          Asset Management, Inc.(a)
   6(b)  --Class B Distribution Agreement between Registrant and
          Merrill Lynch Funds Distributor, Inc. (including Form of
          Selected Dealers Agreement).(a)
   9(a)  --Transfer Agency, Dividend Disbursing Agency and Shareholder
          Servicing Agency Agreement between Registrant and Financial
          Data Services, Inc. (now known as Merrill Lynch Financial
          Data Services, Inc.).(a)
    (b)  --Agreement among Merrill Lynch, Pierce, Fenner & Smith
          Incorporated, Merrill Lynch Asset Management, Inc. and the
          Registrant relating to use by the Registrant of the Merrill
          Lynch name.(a)
  11     --Consent of Deloitte & Touche LLP, independent auditors for
          Registrant.
  15(a)  --Class C Distribution Plan and Class C Distribution Plan
          Sub-Agreement of Registrant.
    (b)  --Class D Distribution Plan and Class D Distribution Plan
          Sub-Agreement of Registrant.
  16(a)  --Schedule for computation of each performance quotation for
          Class A shares provided in the Registration Statement in
          response to Item 22.(a)
    (b)  --Schedule for computation of each performance quotation for
          Class B shares provided in the Registration Statement in
          response to Item 22.(a)
    (c)  --Schedule for computation of each performance quotation for
          Class C shares provided in the Registration Statement in
          response to Item 22.
    (d)  --Schedule for computation of each performance quotation for
          Class D shares provided in the Registration Statement in
          response to Item 22.
  17(a)  --Financial Data Schedule for Class A Shares.................
    (b)  --Financial Data Schedule for Class B Shares. ...............
    (c)  --Financial Data Schedule for Class C Shares.................
    (d)  --Financial Data Schedule for Class D Shares.................

--------

(a) Refiled pursuant to the Electronic Data Gathering, Analysis and Retrieval ("EDGAR") phase-in requirements.

                       MERRILL LYNCH PHOENIX FUND, INC.

                              ------------------

               Supplement to Prospectus dated November 28, 1995

                              ------------------

                         FOR USE IN THE STATE OF OHIO

  Notwithstanding the fact that the Board may determine that a Rule 144A security is liquid and not subject to the 15% restriction on illiquid securities, the State of Ohio does not recognize Rule 144A securities as securities which are free of restrictions as to resale. Consequently, to the extent required by Ohio law, the Fund will not invest more than 50% of its total assets in securities of issuers which are restricted as to disposition, including Rule 144A securities, or in securities of issuers having a record, together with predecessors, of less than three years of continuous operations.

CODE # 10121-1195OH

APPENDIX FOR GRAPHIC AND IMAGE MATERIAL

        Pursuant to Rule 304 of Regulation S-T, the following table presents fair and accurate narrative descriptions of graphic and image material omitted from this EDGAR Submission file due to ASCII-incompatibility and cross-references this material to the location of each occurrence in the text.

DESCRIPTION OF OMITTED                      LOCATION OF GRAPHIC
   GRAPHIC OR IMAGE                           OR IMAGE IN TEXT
----------------------                      -------------------
Compass plate, circular                  Back cover of Prospectus and
graph paper and Merrill Lynch            back cover of Statement of
logo including stylized market           Additional Information
bull